UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 9/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Shares	Value
Common Stocks—95.7%
Consumer Discretionary—23.9%
Auto Components—0.6%
Delphi Automotive plc	49,880	$3,792,875

Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc.[1]	79,580	5,112,219

Hotels, Restaurants & Leisure—3.4%
Chipotle Mexican Grill, Inc., Cl. A1	4,740	3,413,985
Domino’s Pizza, Inc.	100,850	10,882,723
Norwegian Cruise Line Holdings Ltd.[1]	154,940	8,878,062
		23,174,770

Household Durables—2.3%
DR Horton, Inc.	228,710	6,714,926
Mohawk Industries, Inc.[1]	49,610	9,018,602
		15,733,528

Leisure Products—1.1%
Hasbro, Inc.	107,190	7,732,687

Multiline Retail—0.7%
Dollar Tree, Inc.[1]	74,550	4,969,503

Specialty Retail—11.5%
AutoZone, Inc.[1]	7,150	5,175,384
Foot Locker, Inc.	47,150	3,393,386
L Brands, Inc.	94,370	8,505,568
O’Reilly Automotive, Inc.[1]	64,930	16,232,500
Ross Stores, Inc.	207,790	10,071,581
Signet Jewelers Ltd.	37,470	5,100,791
Tractor Supply Co.	127,870	10,781,998
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	73,170	11,952,320
Williams-Sonoma, Inc.	85,490	6,527,162
		77,740,690

Textiles, Apparel & Luxury Goods—3.5%
Carter’s, Inc.	56,050	5,080,372
Hanesbrands, Inc.	244,804	7,084,628
Under Armour, Inc., Cl. A1	122,270	11,833,290
		23,998,290

Consumer Staples—7.5%
Beverages—3.1%
Constellation Brands, Inc., Cl. A	89,880	11,253,875
Monster Beverage Corp.[1]	73,800	9,973,332
		21,227,207

Food & Staples Retailing—1.4%
Kroger Co. (The)	259,790	9,370,625

Food Products—3.0%
Hain Celestial Group, Inc. (The)[1]	64,200	3,312,720
Hormel Foods Corp.	133,320	8,440,489
WhiteWave Foods Co. (The), Cl. A1	219,080	8,796,062
		20,549,271

Energy—1.3%
Oil, Gas & Consumable Fuels—1.3%
Concho Resources, Inc.[1]	71,690	7,047,127
Memorial Resource Development Corp.[1]	116,979	2,056,491
		9,103,618

Financials—7.4%
Capital Markets—0.5%
Lazard Ltd., Cl. A2	78,345	3,392,339

Commercial Banks—3.4%
First Republic Bank	122,290	7,676,143
Signature Bank[1]	73,080	10,052,885

	Shares	Value
Commercial Banks (Continued)
SVB Financial Group[1]	46,280	$5,347,191
		23,076,219

Diversified Financial Services—1.0%
MarketAxess Holdings, Inc.	17,570	1,631,901
Moody’s Corp.	53,349	5,238,872
		6,870,773

Real Estate Investment Trusts (REITs)—1.0%
Equinix, Inc.	24,980	6,829,532

Real Estate Management & Development—1.5%
CBRE Group, Inc., Cl. A1	120,899	3,868,768
Jones Lang LaSalle, Inc.	43,870	6,307,190
		10,175,958

Health Care—15.9%
Biotechnology—2.7%
Alnylam Pharmaceuticals, Inc.[1]	39,460	3,171,006
BioMarin Pharmaceutical, Inc.[1]	40,970	4,314,960
Incyte Corp.[1]	97,600	10,768,208
		18,254,174

Health Care Equipment & Supplies—4.2%
Cooper Cos., Inc. (The)	32,500	4,837,950
DexCom, Inc.[1]	92,740	7,962,657
Edwards Lifesciences Corp.[1]	67,160	9,548,137
Hologic, Inc.[1]	158,240	6,191,931
		28,540,675

Health Care Providers & Services—7.3%
AmerisourceBergen Corp., Cl. A	93,580	8,889,164
Centene Corp.[1]	177,070	9,602,506
MEDNAX, Inc.[1]	83,140	6,384,321
Team Health Holdings, Inc.[1]	106,370	5,747,171
Universal Health Services, Inc., Cl. B	77,120	9,625,347
VCA, Inc.[1]	185,680	9,776,052
		50,024,561

Life Sciences Tools & Services—1.7%
Illumina, Inc.[1]	20,928	3,679,561
Quintiles Transnational Holdings, Inc.[1]	109,490	7,617,219
		11,296,780

Industrials—17.0%
Aerospace & Defense—1.9%
Hexcel Corp.	78,180	3,507,155
TransDigm Group, Inc.[1]	44,550	9,462,865
		12,970,020

Airlines—0.8%
Alaska Air Group, Inc.	66,050	5,247,673

Building Products—2.7%
A.O. Smith Corp.	108,800	7,092,672
Lennox International, Inc.	69,990	7,931,967
Masco Corp.	135,970	3,423,724
		18,448,363

Commercial Services & Supplies—0.8%
Stericycle, Inc.[1]	38,750	5,398,263

Electrical Equipment—1.8%
Acuity Brands, Inc.	69,880	12,269,530

Industrial Conglomerates—1.0%
Carlisle Cos., Inc.	77,004	6,728,610

Machinery—4.9%
Middleby Corp. (The)[1]	99,800	10,497,962
Snap-on, Inc.	74,379	11,226,766

1 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery (Continued)
Wabtec Corp.	131,150	$11,547,758
		33,272,486

Professional Services—2.6%
Equifax, Inc.	89,930	8,739,397
Verisk Analytics, Inc., Cl. A1	122,400	9,046,584
		17,785,981

Trading Companies & Distributors—0.5%
HD Supply Holdings, Inc.[1]	109,410	3,131,314

Information Technology—18.4%
Communications Equipment—1.7%
Palo Alto Networks, Inc.[1]	66,260	11,396,720

Internet Software & Services—3.3%
Akamai Technologies, Inc.[1]	132,700	9,164,262
CoStar Group, Inc.[1]	55,430	9,592,716
LinkedIn Corp., Cl. A1	19,640	3,734,153
		22,491,131

IT Services—3.2%
Fiserv, Inc.[1]	102,660	8,891,383
Global Payments, Inc.	82,520	9,467,520
Vantiv, Inc., Cl. A1	77,470	3,479,952
		21,838,855

Semiconductors & Semiconductor Equipment—1.8%
Avago Technologies Ltd., Cl. A	30,220	3,777,802
NXP Semiconductors NV1	52,420	4,564,210
Skyworks Solutions, Inc.	42,680	3,594,083
		11,936,095

	Shares	Value
Software—8.4%
Activision Blizzard, Inc.	297,230	$9,181,435
Electronic Arts, Inc.[1]	113,430	7,684,882
Fortinet, Inc.[1]	215,760	9,165,485
Mobileye NV1	91,320	4,153,234
Red Hat, Inc.[1]	48,080	3,455,990
ServiceNow, Inc.[1]	140,050	9,726,473
Tableau Software, Inc., Cl. A1	62,780	5,008,588
Ultimate Software Group, Inc. (The)[1]	48,140	8,617,541
		56,993,628

Materials—3.1%
Chemicals—0.5%
Sherwin-Williams Co. (The)	14,960	3,332,789

Construction Materials—1.4%
Vulcan Materials Co.	104,950	9,361,540

Containers & Packaging—1.2%
Sealed Air Corp.	175,850	8,243,848

Telecommunication Services—1.2%
Wireless Telecommunication Services—1.2%
SBA Communications Corp., Cl. A1	79,680	8,345,683
Total Common Stocks (Cost $517,563,223)		650,158,823

Investment Company—4.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[3,4] (Cost $27,143,865)	27,143,865	27,143,865

Total Investments, at Value (Cost $544,707,088)	99.7%	677,302,688
Net Other Assets (Liabilities)	0.3	2,236,359
Net Assets	100.0%	$679,539,047

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	11,090,218	214,967,761	198,914,114	27,143,865

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$27,143,865	$19,593

2  OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short- term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

3 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$162,254,562	$—	$—	$162,254,562
Consumer Staples	51,147,103	—	—	51,147,103
Energy	9,103,618	—	—	9,103,618
Financials	50,344,821	—	—	50,344,821
Health Care	108,116,190	—	—	108,116,190
Industrials	115,252,240	—	—	115,252,240
Information Technology	124,656,429	—	—	124,656,429
Materials	20,938,177	—	—	20,938,177
Telecommunication Services	8,345,683	—	—	8,345,683
Investment Company	27,143,865	—	—	27,143,865

Total Assets	$677,302,688	$—	$—	$677,302,688

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

4  OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$545,406,033

Gross unrealized appreciation	$144,272,384
Gross unrealized depreciation	(12,375,729)

Net unrealized appreciation	$131,896,655

5  OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Shares	Value
Common Stocks—33.8%
Consumer Discretionary—4.5%
Auto Components—0.4%
Delphi Automotive plc	11,080	$842,523

Automobiles—0.4%
General Motors Co.	28,790	864,276

Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc.	12,630	665,222
International Speedway Corp., Cl. A	7,740	245,513
		910,735

Household Durables—0.3%
Toll Brothers, Inc.[1]	18,740	641,658

Internet & Catalog Retail—0.4%
Amazon.com, Inc.[1]	2,110	1,080,088

Media—1.1%
Comcast Corp., Cl. A	32,470	1,846,893
Twenty-First Century Fox, Inc., Cl. A	31,360	846,093
		2,692,986

Specialty Retail—1.3%
AutoZone, Inc.[1]	2,230	1,614,141
Ross Stores, Inc.	21,190	1,027,079
Sally Beauty Holdings, Inc.[1]	18,490	439,138
		3,080,358

Textiles, Apparel & Luxury Goods—0.2%
PVH Corp.	5,810	592,271

Consumer Staples—2.6%
Beverages—0.2%
Diageo plc	13,690	368,405

Food Products—1.2%
Flowers Foods, Inc.	43,865	1,085,220
Mondelez International, Inc., Cl. A	44,320	1,855,679
		2,940,899

Household Products—0.5%
Henkel AG & Co. KGaA	13,396	1,182,818

Tobacco—0.7%
Philip Morris International, Inc.	20,910	1,658,790

Energy—2.1%
Oil, Gas & Consumable Fuels—2.1%
Chevron Corp.	17,380	1,370,934
HollyFrontier Corp.	11,090	541,635
Noble Energy, Inc.	32,660	985,679
Suncor Energy, Inc.	63,630	1,700,194
Western Refining, Inc.	12,590	555,471
		5,153,913

Financials—6.2%
Commercial Banks—2.8%
BancorpSouth, Inc.	27,380	650,822
Citigroup, Inc.	45,450	2,254,774
FirstMerit Corp.	40,460	714,928
Huntington Bancshares, Inc.	95,060	1,007,636
JPMorgan Chase & Co.	20,880	1,273,054
Webster Financial Corp.	19,220	684,809
		6,586,023

Consumer Finance—0.5%
Synchrony Financial[1]	34,880	1,091,744

Insurance—1.2%
ACE Ltd.	14,940	1,544,796

	Shares	Value
Insurance (Continued)
FNF Group	39,850	$1,413,480
		2,958,276

Real Estate Investment Trusts (REITs)—1.7%
Apollo Commercial Real Estate Finance, Inc.	40,120	630,286
Digital Realty Trust, Inc.	17,610	1,150,285
Lamar Advertising Co., Cl. A	10,640	555,195
Simon Property Group, Inc.	9,700	1,782,084
		4,117,850

Health Care—5.3%
Biotechnology—0.5%
BioMarin Pharmaceutical, Inc.[1]	5,670	597,164
Gilead Sciences, Inc.	6,040	593,068
		1,190,232

Health Care Equipment & Supplies—0.6%
DexCom, Inc.[1]	5,070	435,310
Medtronic plc	13,459	900,946
		1,336,256

Health Care Providers & Services—1.6%
Centene Corp.[1]	12,500	677,875
Diplomat Pharmacy, Inc.[1]	15,310	439,856
Express Scripts Holding Co.[1]	7,700	623,392
Team Health Holdings, Inc.[1]	8,690	469,521
Universal Health Services, Inc., Cl. B	9,150	1,142,011
WellCare Health Plans, Inc.[1]	5,370	462,787
		3,815,442

Pharmaceuticals—2.6%
Allergan plc[1]	10,210	2,775,180
Merck & Co., Inc.	21,070	1,040,647
Mylan NV1	8,520	343,015
Pfizer, Inc.	39,785	1,249,647
Prestige Brands Holdings, Inc.[1]	18,650	842,234
		6,250,723

Industrials—3.6%
Aerospace & Defense—0.4%
L-3 Communications Holdings, Inc.	10,250	1,071,330

Airlines—0.2%
Spirit Airlines, Inc.[1]	10,720	507,056

Building Products—0.2%
Masonite International Corp.[1]	6,670	404,069

Commercial Services & Supplies—1.0%
KAR Auction Services, Inc.	16,780	595,690
Tyco International plc	32,220	1,078,081
Waste Connections, Inc.	13,500	655,830
		2,329,601

Construction & Engineering—0.2%
AECOM[1]	16,240	446,763

Industrial Conglomerates—0.6%
General Electric Co.	59,300	1,495,546

Machinery—0.3%
Deere & Co.	9,150	677,100

Professional Services—0.3%
Robert Half International, Inc.	15,940	815,490

Road & Rail—0.4%
CSX Corp.	33,150	891,735

Information Technology—6.8%
Electronic Equipment, Instruments, & Components—0.3%
SYNNEX Corp.	9,290	790,207

1  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Internet Software & Services—1.7%
Google, Inc., Cl. C1	5,490	$3,340,226
j2 Global, Inc.	10,320	731,172
		4,071,398

IT Services—1.4%
Amdocs Ltd.	15,560	885,053
MasterCard, Inc., Cl. A	7,290	656,975
PayPal Holdings, Inc.[1]	35,290	1,095,401
Xerox Corp.	61,470	598,103
		3,235,532

Semiconductors & Semiconductor Equipment—0.6%
Applied Materials, Inc.	42,370	622,415
Skyworks Solutions, Inc.	9,750	821,048
		1,443,463

Software—1.0%
Fortinet, Inc.[1]	11,620	493,618
Guidewire Software, Inc.[1]	8,840	464,807
Imperva, Inc.[1]	6,490	424,965
ServiceNow, Inc.[1]	6,970	484,066
Splunk, Inc.[1]	7,590	420,107
		2,287,563

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	32,260	3,558,278
Western Digital Corp.	10,820	859,541
		4,417,819

Materials—1.0%
Chemicals—0.2%
Eastman Chemical Co.	8,660	560,475

Construction Materials—0.3%
Vulcan Materials Co.	9,370	835,804

Containers & Packaging—0.3%
Packaging Corp. of America	9,960	599,194

Metals & Mining—0.2%
Franco-Nevada Corp.	10,360	456,047

Telecommunication Services—0.5%
Diversified Telecommunication Services—0.5%
ORBCOMM, Inc.[1]	375	2,093
Verizon Communications, Inc.	30,520	1,327,925
		1,330,018

Utilities—1.2%
Multi-Utilities—1.2%
Consolidated Edison, Inc.	15,890	1,062,246
PG&E Corp.	36,490	1,926,672
		2,988,918
Total Common Stocks (Cost $74,346,411)		81,011,394

	Principal
	Amount
Asset-Backed Securities—10.7%
Auto Loan—9.4%
American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[2]	$297,712	298,648
Series 2014-1,Cl. B, 2.39%, 11/12/19[2]	625,000	626,452
Series 2014-2,Cl. B, 2.26%, 3/10/20[2]	160,000	160,593
Series 2014-3,Cl. B, 2.43%, 6/10/20[2]	595,000	596,579
Series 2014-4,Cl. B, 2.60%, 10/12/20[2]	175,000	175,662
Series 2015-1,Cl. B, 2.85%, 2/12/21[2]	445,000	447,701
Series 2015-3,Cl. B, 3.56%, 10/12/21[2,3]	360,000	359,964
AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[2]	380,000	389,610
Series 2012-4,Cl. D, 2.68%, 10/9/18	115,000	116,504
Series 2013-2,Cl. E, 3.41%, 10/8/20[2]	415,000	421,502
Series 2013-3,Cl. E, 3.74%, 12/8/20[2]	165,000	168,823

	Principal
	Amount	Value
Auto Loan (Continued)
AmeriCredit Automobile Receivables Trust: (Continued)
Series 2013-4,Cl. D, 3.31%, 10/8/19	$677,000	$694,617
Series 2014-1,Cl. D, 2.54%, 6/8/20	205,000	206,679
Series 2014-1,Cl. E, 3.58%, 8/9/21	110,000	111,603
Series 2014-2,Cl. D, 2.57%, 7/8/20	280,000	279,931
Series 2014-2,Cl. E, 3.37%, 11/8/21	440,000	442,644
Series 2014-4,Cl. D, 3.07%, 11/9/20	275,000	278,399
Series 2015-2,Cl. D, 3.00%, 6/8/21	80,000	80,565
Series 2015-3,Cl. D, 3.34%, 8/8/21	210,000	212,910
California Republic Auto Receivables Trust:
Series 2014-2,Cl. C, 3.29%, 3/15/21	95,000	95,224
Series 2014-4,Cl. C, 3.56%, 9/15/21	125,000	125,709
Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	125,000	125,582
Series 2014-1,Cl. D, 3.39%, 7/22/19	140,000	143,182
Series 2014-3,Cl. D, 3.14%, 2/20/20	195,000	197,549
Series 2015-1,Cl. D, 3.16%, 8/20/20	195,000	197,049
Series 2015-2,Cl. C, 2.67%, 8/20/20	180,000	181,037
CarFinance Capital Auto Trust:
Series 2013-2A,Cl. B, 3.15%, 8/15/19[2]	635,000	643,192
Series 2014-1A,Cl. A, 1.46%, 12/17/18[2]	61,833	61,782
Series 2015-1A,Cl. A, 1.75%, 6/15/21[2]	214,975	214,434
CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	115,000	115,807
Series 2015-3,Cl. D, 3.27%, 3/15/22	210,000	212,849
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[2]	80,649	80,953
Series 2014-A,Cl. A, 1.21%, 8/15/18[2]	246,822	246,348
Series 2014-C,Cl. A, 1.31%, 2/15/19[2]	228,979	227,642
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	29,837	29,798
Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[2]	165,000	165,098
Series 2013-2A,Cl. B, 2.26%, 10/15/21[2]	310,000	310,339
Series 2014-1A,Cl. B, 2.29%, 4/15/22[2]	270,000	272,307
Series 2014-2A,Cl. B, 2.67%, 9/15/22[2]	195,000	196,709
Series 2015-1A,Cl. C, 3.30%, 7/17/23[2]	265,000	268,489
Series 2015-2A,Cl. B, 3.04%, 8/15/23[2]	385,000	388,085
Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[2]	285,000	286,750
Series 2015-BA,Cl. C, 2.76%, 7/15/21[2]	345,000	346,120
Series 2015-DA,Cl. C, 3.38%, 11/15/21[2]	285,000	285,355
DT Auto Owner Trust:
Series 2013-1A,Cl. D, 3.74%, 5/15/20[2]	200,000	201,150
Series 2013-2A,Cl. D, 4.18%, 6/15/20[2]	545,000	555,905
Series 2014-1A,Cl. D, 3.98%, 1/15/21[2]	435,000	440,891
Series 2014-2A,Cl. D, 3.68%, 4/15/21[2]	615,000	617,157
Series 2014-3A,Cl. D, 4.47%, 11/15/21[2]	245,000	250,331
Series 2015-1A,Cl. C, 2.87%, 11/16/20[2]	205,000	206,851
Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. C, 3.06%, 7/16/18[2]	516,000	517,774
Series 2014-1A,Cl. B, 2.42%, 1/15/19[2]	280,000	281,587
Series 2014-1A,Cl. C, 3.57%, 7/15/19[2]	280,000	283,426
Series 2014-2A,Cl. A, 1.06%, 8/15/18[2]	44,279	44,212
Series 2014-2A,Cl. C, 3.26%, 12/16/19[2]	135,000	135,261
First Investors Auto Owner Trust:
Series 2012-1A,Cl. D, 5.65%, 4/15/18[2]	140,000	141,510
Series 2013-3A,Cl. B, 2.32%, 10/15/19[2]	465,000	468,596
Series 2013-3A,Cl. C, 2.91%, 1/15/20[2]	200,000	201,706
Series 2013-3A,Cl. D, 3.67%, 5/15/20[2]	165,000	166,272
Series 2014-1A,Cl. D, 3.28%, 4/15/21[2]	270,000	268,884
Series 2014-3A,Cl. D, 3.85%, 2/15/22[2]	175,000	177,048
Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[2]	113,404	113,298
Series 2014-2,Cl. A, 1.43%, 12/16/19[2]	238,136	237,479
GM Financial Automobile Leasing Trust, Series
2015-1, Cl. D, 3.01%, 3/20/20	280,000	281,492
GO Financial Auto Securitization Trust, Series
2015-1, Cl. A, 1.81%, 3/15/18[2]	171,918	171,869

2    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.494%, 10/25/19[2,4]	$145,000	$143,955
Santander Drive Auto Receivables Trust:
Series 2013-2,Cl. D, 2.57%, 3/15/19	715,000	726,170
Series 2013-3,Cl. D, 2.42%, 4/15/19	105,000	105,462
Series 2013-4,Cl. D, 3.92%, 1/15/20	475,000	490,429
Series 2013-5,Cl. D, 2.73%, 10/15/19	140,000	141,714
Series 2013-A,Cl. E, 4.71%, 1/15/21[2]	325,000	337,721
Series 2014-1,Cl. D, 2.91%, 4/15/20	265,000	268,445
Series 2014-2,Cl. D, 2.76%, 2/18/20	200,000	200,856
Series 2014-4,Cl. D, 3.10%, 11/16/20	225,000	227,355
Series 2015-1,Cl. D, 3.24%, 4/15/21	300,000	303,482
Series 2015-2,Cl. C, 2.44%, 4/15/21	265,000	265,574
Series 2015-2,Cl. D, 3.02%, 4/15/21	320,000	318,309
Series 2015-4,Cl. D, 3.53%, 8/16/21	315,000	317,874
SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[2]	100,000	100,798
Series 2014-1A,Cl. A, 1.03%, 9/17/18[2]	49,599	49,593
Series 2014-1A,Cl. D, 2.88%, 1/15/20[2]	165,000	165,737
TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[2]	115,000	115,424
Series 2015-1A,Cl. D, 3.53%, 3/15/22[2]	190,000	191,631
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[2]	260,000	261,682
Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[2]	180,000	179,150
Series 2014-2A,Cl. D, 2.86%, 7/15/21[2]	195,000	195,539
Series 2015-2A,Cl. C, 2.45%, 1/15/21[2]	250,000	251,188
		22,607,562

Equipment—0.7%
CLI Funding V LLC:
Series 2014-1A,Cl. A, 3.29%, 6/18/29[2]	529,167	533,290
Series 2014-2A,Cl. A, 3.38%, 10/18/29[2]	431,458	435,887
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[2]	485,463	494,400
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	47,454	47,209
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[2]	141,799	143,557
		1,654,343

Home Equity Loan—0.4%
American Credit Acceptance Receivables Trust,
Series 2015-2, Cl. B, 2.97%, 5/12/21[2]	425,000	428,434
TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[2]	391,375	393,378
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[2]	102,250	101,806
		923,618

Loans: Other—0.2%
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	326,556	325,171
Total Asset-Backed Securities (Cost $25,354,389)		25,510,694

Mortgage-Backed Obligations—31.4%
Government Agency—23.1%
FHLMC/FNMA/FHLB/Sponsored—16.1%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	33,007	34,191
5.00%, 12/1/34	3,557	3,957
5.50%, 9/1/39	520,366	577,077
6.50%, 4/1/18-4/1/34	36,153	40,773
7.00%, 10/1/31-10/1/37	170,002	196,205
8.00%, 4/1/16	145	145
9.00%, 8/1/22-5/1/25	3,691	4,091
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 11.121%, 4/1/27[5]	85,516	19,044

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 192,Cl. IO, 4.258%, 2/1/28[5]	$24,439	$5,147
Series 243,Cl. 6, 0.00%, 12/15/32[5,6]	69,115	12,093
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	279,839	285,758
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.302%, 6/1/26[7]	27,065	25,952
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	35,830	36,926
Series 2427,Cl. ZM, 6.50%, 3/15/32	135,907	156,215
Series 2461,Cl. PZ, 6.50%, 6/15/32	63,353	72,987
Series 2564,Cl. MP, 5.00%, 2/15/18	117,972	122,486
Series 2585,Cl. HJ, 4.50%, 3/15/18	66,498	68,883
Series 2626,Cl. TB, 5.00%, 6/15/33	136,823	148,251
Series 2635,Cl. AG, 3.50%, 5/15/32	50,657	53,224
Series 2707,Cl. QE, 4.50%, 11/15/18	321,164	334,859
Series 2770,Cl. TW, 4.50%, 3/15/19	13,751	14,269
Series 3010,Cl. WB, 4.50%, 7/15/20	40,867	42,916
Series 3025,Cl. SJ, 23.993%, 8/15/35[4]	22,756	36,902
Series 3030,Cl. FL, 0.607%, 9/15/35[4]	116,422	116,674
Series 3741,Cl. PA, 2.15%, 2/15/35	329,600	334,676
Series 3815,Cl. BD, 3.00%, 10/15/20	11,983	12,257
Series 3822,Cl. JA, 5.00%, 6/15/40	95,298	101,877
Series 3840,Cl. CA, 2.00%, 9/15/18	8,889	8,999
Series 3848,Cl. WL, 4.00%, 4/15/40	169,156	178,905
Series 3857,Cl. GL, 3.00%, 5/15/40	9,628	10,036
Series 4221,Cl. HJ, 1.50%, 7/15/23	935,652	938,954
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg. -Backed Security:
Series 2130,Cl. SC, 49.796%, 3/15/29[5]	82,332	17,288
Series 2796,Cl. SD, 50.452%, 7/15/26[5]	115,923	24,610
Series 2920,Cl. S, 52.35%, 1/15/35[5]	593,616	118,133
Series 2922,Cl. SE, 5.238%, 2/15/35[5]	35,025	6,839
Series 2981,Cl. AS, 0.00%, 5/15/35[5,6]	339,819	62,373
Series 3201,Cl. SG, 1.658%, 8/15/36[5]	93,896	19,067
Series 3397,Cl. GS, 16.02%, 12/15/37[5]	39,328	7,975
Series 3424,Cl. EI, 13.442%, 4/15/38[5]	20,406	2,862
Series 3450,Cl. BI, 8.473%, 5/15/38[5]	108,129	18,520
Series 3606,Cl. SN, 0.541%, 12/15/39[5]	58,915	11,036
Federal National Mortgage Assn.:
3.00%, 10/1/30[3]	5,740,000	5,978,584
3.50%, 10/1/45[3]	3,480,000	3,631,708
4.00%, 10/1/45[3]	11,800,000	12,590,047
4.50%, 10/1/45[3]	504,000	522,412
5.00%, 10/1/45[3]	4,215,000	4,645,555
6.00%, 10/1/45[3]	425,000	480,574
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	391,661	414,002
5.00%, 3/1/21	15,993	16,709
5.50%, 9/1/20	3,470	3,713
6.00%, 11/1/17-3/1/37	235,131	264,551
6.50%, 5/1/17-10/1/19	32,023	32,910
7.00%, 11/1/17-10/1/35	9,709	10,249
7.50%, 1/1/33	82,341	100,271
8.50%, 7/1/32	4,613	5,009
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 16.927%, 6/25/23[5]	183,928	32,641
Series 233,Cl. 2, 37.066%, 8/25/23[5]	134,132	28,366
Series 252,Cl. 2, 37.083%, 11/25/23[5]	177,414	37,133
Series 319,Cl. 2, 0.00%, 2/25/32[5,6]	38,343	7,898
Series 320,Cl. 2, 7.65%, 4/25/32[5]	12,502	3,330
Series 321,Cl. 2, 0.00%, 4/25/32[5,6]	135,964	27,590
Series 331,Cl. 9, 10.61%, 2/25/33[5]	155,633	34,472
Series 334,Cl. 17, 17.933%, 2/25/33[5]	87,926	17,342
Series 339,Cl. 12, 0.00%, 6/25/33[5,6]	122,844	26,526
Series 339,Cl. 7, 0.00%, 11/25/33[5,6]	350,494	68,932
Series 343,Cl. 13, 0.00%, 9/25/33[5,6]	123,475	21,937

3  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 345,Cl. 9, 0.00%, 1/25/34[5,6]	$111,602	$21,862
Series 351,Cl. 10, 0.00%, 4/25/34[5,6]	15,939	2,939
Series 351,Cl. 8, 0.00%, 4/25/34[5,6]	54,463	10,164
Series 356,Cl. 10, 0.00%, 6/25/35[5,6]	38,765	7,639
Series 356,Cl. 12, 0.00%, 2/25/35[5,6]	20,827	3,855
Series 362,Cl. 13, 0.00%, 8/25/35[5,6]	146,193	25,791
Series 364,Cl. 16, 0.00%, 9/25/35[5,6]	102,879	17,981
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	62,260	70,426
Series 2003-100,Cl. PA, 5.00%, 10/25/18	245,555	256,614
Series 2003-130,Cl. CS, 13.712%, 12/25/33[4]	14,223	17,184
Series 2003-84,Cl. GE, 4.50%, 9/25/18	18,593	19,286
Series 2004-101,Cl. BG, 5.00%, 1/25/20	101,107	103,276
Series 2004-25,Cl. PC, 5.50%, 1/25/34	169,329	178,094
Series 2005-104,Cl. MC, 5.50%, 12/25/25	286,623	312,998
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	296,608
Series 2005-73,Cl. DF, 0.444%, 8/25/35[4]	250,634	251,821
Series 2006-11,Cl. PS, 23.856%, 3/25/36[4]	84,704	130,169
Series 2006-46,Cl. SW, 23.488%, 6/25/36[4]	61,115	83,721
Series 2006-50,Cl. KS, 23.489%, 6/25/36[4]	12,999	20,458
Series 2008-75,Cl. DB, 4.50%, 9/25/23	74,242	77,035
Series 2009-113,Cl. DB, 3.00%, 12/25/20	262,026	268,308
Series 2009-36,Cl. FA, 1.134%, 6/25/37[4]	94,832	97,310
Series 2009-37,Cl. HA, 4.00%, 4/25/19	73,626	75,800
Series 2009-70,Cl. TL, 4.00%, 8/25/19	800,025	822,347
Series 2010-43,Cl. KG, 3.00%, 1/25/21	125,923	129,416
Series 2011-15,Cl. DA, 4.00%, 3/25/41	43,777	46,049
Series 2011-3,Cl. EL, 3.00%, 5/25/20	433,435	443,883
Series 2011-3,Cl. KA, 5.00%, 4/25/40	203,499	223,261
Series 2011-38,Cl. AH, 2.75%, 5/25/20	9,843	10,046
Series 2011-82,Cl. AD, 4.00%, 8/25/26	271,647	281,099
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 27.93%, 11/25/31[5]	145,333	34,032
Series 2001-81,Cl. S, 23.22%, 1/25/32[5]	38,079	10,552
Series 2002-47,Cl. NS, 28.957%, 4/25/32[5]	103,280	25,133
Series 2002-51,Cl. S, 29.149%, 8/25/32[5]	94,836	23,077
Series 2002-52,Cl. SD, 35.203%, 9/25/32[5]	134,273	33,136
Series 2002-77,Cl. SH, 33.213%, 12/18/32[5]	57,933	13,110
Series 2002-84,Cl. SA, 34.415%, 12/25/32[5]	143,085	34,404
Series 2002-9,Cl. MS, 24.083%, 3/25/32[5]	40,163	9,506
Series 2003-33,Cl. SP, 28.937%, 5/25/33[5]	154,321	37,093
Series 2003-4,Cl. S, 30.51%, 2/25/33[5]	86,440	21,733
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,6]	305,512	40,892
Series 2004-54,Cl. DS, 39.011%, 11/25/30[5]	112,840	22,668
Series 2004-56,Cl. SE, 11.558%, 10/25/33[5]	30,089	6,442
Series 2005-12,Cl. SC, 9.099%, 3/25/35[5]	16,780	3,482
Series 2005-14,Cl. SE, 35.635%, 3/25/35[5]	55,547	9,467
Series 2005-40,Cl. SA, 48.927%, 5/25/35[5]	291,707	56,327
Series 2005-52,Cl. JH, 0.00%, 5/25/35[5,6]	756,302	145,876
Series 2005-93,Cl. SI, 20.713%, 10/25/35[5]	69,348	12,474
Series 2007-88,Cl. XI, 35.428%, 6/25/37[5]	167,116	30,095
Series 2008-55,Cl. SA, 14.419%, 7/25/38[5]	73,208	10,882
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,6]	24,023	1,286
Series 2011-96,Cl. SA, 5.393%, 10/25/41[5]	162,520	30,391
Series 2012-134,Cl. SA, 11.504%, 12/25/42[5]	593,670	150,937
Series 2012-40,Cl. PI, 0.00%, 4/25/41[5,6]	341,433	47,994
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.125%, 9/25/23[7]	67,099	63,655
		38,465,977

GNMA/Guaranteed—7.0%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	34,736	37,710
7.50%, 1/15/23-6/15/24	34,256	37,008

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn. I Pool: (Continued)
8.00%, 5/15/17-4/15/23	$21,182	$23,194
8.50%, 8/15/17-12/15/17	3,260	3,379
Government National Mortgage Assn. II Pool, 3.50%, 10/1/45[3]	15,790,000	16,549,277
Government National Mortgage Assn., Interest-Only Stripped Mtg.- Backed Security:
Series 2002-15,Cl. SM, 57.868%, 2/16/32[5]	184,459	36,537
Series 2002-76,Cl. SY, 60.662%, 12/16/26[5]	374,692	77,865
Series 2007-17,Cl. AI, 18.451%, 4/16/37[5]	421,575	88,712
Series 2011-52,Cl. HS, 8.927%, 4/16/41[5]	206,137	41,148
		16,894,830

Non-Agency—8.3%
Commercial—7.3%
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.506%, 7/20/36[4]	860,925	808,175
Series 2014-R7,Cl. 3A1, 2.651%, 3/26/36[4,8]	372,355	380,584
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[2,4]	233,059	236,201
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[4]	324,292	326,420
Series 2005-9,Cl. A1, 2.66%, 10/25/35[4]	841,277	830,145
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.435%, 1/25/36[4]	203,178	191,718
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.604%, 4/10/46[2,4]	185,000	172,685
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.57%, 10/25/35[4]	751,508	745,791
COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.727%, 10/15/45[2,4]	185,000	179,730
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[2,4]	480,000	458,107
Series 2013-CR7,Cl. D, 4.493%, 3/10/46[2,4]	445,000	407,175
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	860,000	902,531
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[5,6]	428,689	35,716
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[4]	275,000	275,175
CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	205,213	161,442
Series 2009-13R,Cl. 4A1, 2.751%, 9/26/36[2,4]	80,985	81,447
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.735%, 11/10/46[2,4]	50,000	54,195
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	127,087	121,701
Series 2005-FA8,Cl. 1A6, 0.844%, 11/25/35[4]	136,804	98,379
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.541%, 11/25/46[2,4]	50,000	50,422
Series 2013-K25,Cl. C, 3.743%, 11/25/45[2,4]	60,000	59,131
Series 2013-K26,Cl. C, 3.723%, 12/25/45[2,4]	40,000	39,266
Series 2013-K27,Cl. C, 3.616%, 1/25/46[2,4]	110,000	109,177
Series 2013-K28,Cl. C, 3.614%, 6/25/46[2,4]	450,000	431,740
Series 2013-K502,Cl. C, 3.297%, 3/25/45[2,4]	220,000	223,758
Series 2013-K712,Cl. C, 3.484%, 5/25/45[2,4]	70,000	70,281
Series 2013-K713,Cl. C, 3.274%, 4/25/46[2,4]	145,000	144,915
Series 2014-K715,Cl. C, 4.264%, 2/25/46[2,4]	35,000	36,029
Series 2015-K44,Cl. B, 3.811%, 1/25/48[2,4]	365,000	362,482
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,4]	473,571	443,739
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.885%, 7/25/35[4]	41,948	41,548
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.568%, 12/15/47[2,4]	285,000	274,084
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[4]	690,000	709,061
Series 2012-C6,Cl. E, 5.372%, 5/15/45[2,4]	380,000	383,740
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.62%, 7/25/35[4]	180,356	181,108
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.751%, 9/26/36[2,4]	300,860	301,396

4  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JP Morgan Resecuritization Trust: (Continued)
Series 2009-5,Cl. 1A2, 2.739%, 7/26/36[2,4]	$253,444	$224,763
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	360,000	379,360
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	180,000	184,888
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.713%, 4/21/34[4]	75,291	76,997
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.813%, 11/15/45[2,4]	385,000	379,677
Series 2013-C7,Cl. D, 4.437%, 2/15/46[2,4]	115,000	110,225
Series 2013-C8,Cl. D, 4.309%, 12/15/48[2,4]	80,000	75,810
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	746,519
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	260,000	270,214
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 1.983%, 11/26/36[2,4]	250,997	188,401
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.387%, 6/26/46[2,4]	560,277	564,264
RBSSP Resecuritization Trust, Series 2010-1, Cl.
2A1, 2.246%, 7/26/45[2,4]	40,882	40,912
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.409%, 8/25/34[4]	333,851	331,914
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.394%, 2/25/24[4]	145,000	146,158
Series 2015-DNA2,Cl. M2, 2.794%, 12/25/27[4]	85,000	85,790
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.046%, 5/10/63[2,4]	45,000	44,887
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.365%, 12/25/35[4]	154,551	150,125
Series 2005-AR16,Cl. 1A1, 2.352%, 12/25/35[4]	145,420	138,271
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.617%, 2/25/35[4]	33,593	33,870
Series 2005-AR10,Cl. 1A1, 2.695%, 6/25/35[4]	651,767	667,759
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[4]	444,498	425,274
Series 2006-AR7,Cl. 2A4, 2.653%, 5/25/36[4]	236,471	226,032
Series 2006-AR8,Cl. 2A4, 2.705%, 4/25/36[4]	154,547	151,467
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	91,637	94,835
Series 2007-AR8,Cl. A1, 2.721%, 11/25/37[4]	471,484	418,602
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.605%, 12/15/45[2,4]	160,000	153,319
Series 2012-C7,Cl. E, 4.994%, 6/15/45[2,4]	80,000	79,309
Series 2012-C8,Cl. E, 5.037%, 8/15/45[2,4]	365,000	364,943
Series 2013-C11,Cl. D, 4.319%, 3/15/45[2,4]	49,000	46,667
Series 2013-C15,Cl. D, 4.63%, 8/15/46[2,4]	225,000	211,406
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[2,5,6]	3,661,176	164,806
		17,506,658

Multi-Family—0.1%
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[4]	227,013	222,435
Series 2006-AR2,Cl. 2A3, 2.651%, 3/25/36[4]	43,085	42,644
		265,079

Residential—0.9%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	393,871	359,749
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	94,914	87,577
Series 2007-C,Cl. 1A4, 4.921%, 5/20/36[4]	39,183	36,845
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.857%, 6/25/34[4]	111,500	111,504
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[4]	323,129	321,361
Carrington Mortgage Loan Trust, Series 2006-
FRE1, Cl. A2, 0.304%, 7/25/36[4]	52,879	52,221
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	116,043	111,195
Series 2006-6,Cl. A3, 6.00%, 4/25/36	59,688	57,763

	Principal Amount	Value
Residential (Continued)
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.504%, 7/25/35[4]	$54,429	$50,717
RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	10,584	10,616
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	14,210	11,516
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.464%, 10/25/33[4]	158,913	162,853
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR4,Cl. 2A2, 2.639%, 4/25/35[4]	448,623	451,134
Series 2006-AR14,Cl. 1A2, 5.836%, 10/25/36[4]	81,137	79,121
Series 2006-AR8,Cl. 2A1, 2.705%, 4/25/36[4]	149,282	146,308
		2,050,480
Total Mortgage-Backed Obligations (Cost $74,487,487)		75,183,024

U.S. Government Obligations—0.3%
Federal Home Loan Mortgage Corp. Nts., 5.50%, 7/18/16	65,000	67,641
Federal National Mortgage Assn. Nts., 1%, 9/27/17	193,000	193,924
United States Treasury Nts., 1.50%, 5/31/19	552,000	559,533
Total U.S. Government Obligations (Cost $813,552)		821,098

Non-Convertible Corporate Bonds and Notes—34.7%
Consumer Discretionary—5.0%
Auto Components—0.1%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	128,000	115,373
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	77,000	76,572
		191,945

Automobiles—1.5%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	271,000	385,428
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	970,000	943,567
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	437,000	463,559
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	401,000	405,580
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	107,000	107,339
Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[2]	468,000	467,897
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	341,000	345,618
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	413,000	378,927
		3,497,915

Hotels, Restaurants & Leisure—0.6%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	151,000	152,253
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	465,000	465,535
Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	77,000	78,615
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	262,000	262,935
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	403,000	422,700
		1,382,038

5 OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Durables—0.4%
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	$140,000	$136,612
4.75% Sr. Unsec. Nts., 5/30/25	281,000	269,760
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	410,000	404,875
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	123,000	123,064
1.65% Sr. Unsec. Nts., 11/1/17	105,000	105,380
		1,039,691

Leisure Equipment & Products—0.2%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	433,000	431,323

Media—1.3%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	92,000	105,614
CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[2]	124,000	123,646
6.484% Sr. Sec. Nts., 10/23/45[2]	207,000	209,234
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	211,000	294,753
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	156,000	160,864
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	77,000	78,519
9.15% Debs., 2/1/23	118,000	155,712
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	226,000	227,445
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	101,000	102,795
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	404,000	410,163
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	217,000	214,382
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	416,000	416,006
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	145,000	115,103
Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	183,000	185,113
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	415,000	382,837
		3,182,186

Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[2]	300,000	312,750
Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	133,000	130,831
		443,581

Specialty Retail—0.4%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	415,000	435,750
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	185,892
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	225,000	224,058
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	119,000	120,430
		966,130

Textiles, Apparel & Luxury Goods—0.3%
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	430,000	423,550
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	431,000	419,147
		842,697

Consumer Staples—2.9%
Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	262,000	369,378
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	390,000	394,875
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[2]	423,000	430,205

	Principal Amount	Value
Beverages (Continued)
Pernod Ricard SA: (Continued)
4.25% Sr. Unsec. Nts., 7/15/22[2]	$260,000	$270,439
		1,464,897

Food & Staples Retailing—0.5%
CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45	109,000	117,757
5.30% Sr. Unsec. Nts., 12/5/43	101,000	111,921
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	101,000	107,236
6.50% Sr. Unsec. Nts., 6/15/17	48,000	51,722
Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	386,000	420,566
6.90% Sr. Unsec. Nts., 4/15/38	109,000	137,677
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	220,000	225,590
		1,172,469

Food Products—1.2%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	350,000	356,657
8.50% Sr. Unsec. Nts., 6/15/19	320,000	382,956
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	424,000	422,860
JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18[2]	334,000	334,965
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	99,000	101,975
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[2]	215,000	220,512
5.20% Sr. Unsec. Nts., 7/15/45[2]	49,000	52,123
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	420,000	402,150
Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	140,000	143,170
6.60% Sr. Unsec. Nts., 4/1/16	402,000	413,084
		2,830,452

Tobacco—0.6%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	241,000	390,858
Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[2]	411,000	411,067
Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	185,000	206,645
6.75% Sr. Unsec. Nts., 6/15/17	388,000	420,197
		1,428,767

Energy—3.3%
Energy Equipment & Services—0.5%
Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	99,000	98,583
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	165,000	164,633
Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	348,000	343,919
Sinopec Group Overseas Development 2014 Ltd.,
1.75% Sr. Unsec. Nts., 4/10/17[2]	431,000	431,211
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	99,000	71,471
		1,109,817

Oil, Gas & Consumable Fuels—2.8%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	231,000	245,297
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	124,000	112,364
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	234,000	217,219
Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	189,000	199,479
Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	165,000	163,200
5.90% Sr. Unsec. Nts., 2/1/18	186,000	200,421
Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	116,000	101,606

6  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	$224,000	$218,562
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	443,506
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[2]	224,000	217,948
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[2]	342,000	342,352
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	197,000	174,875
EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	356,000	352,140
4.40% Sr. Unsec. Nts., 4/1/24	112,000	106,945
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	119,000	105,267
4.90% Sr. Unsec. Nts., 5/15/46	42,000	37,859
Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	236,000	252,033
Kinder Morgan Energy Partners LP, 4.10% Sr. Unsec. Nts., 11/15/15	181,000	181,517
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[2]	314,000	319,860
MarkWest Energy Partners LP/MarkWest Energy
Finance Corp., 4.875% Sr. Unsec. Nts., 6/1/25	215,000	198,294
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	468,000	455,017
5.45% Sr. Unsec. Nts., 10/14/21[2]	295,000	287,654
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	385,000	407,872
Regency Energy Partners LP/Regency Energy
Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	280,000	273,860
Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25	238,000	212,192
Spectra Energy Partners LP, 4.60% Sr. Unsec. Nts., 6/15/21	277,000	292,696
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	273,000	264,622
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	372,000	387,358
		6,772,015

Financials—9.7%
Capital Markets—2.3%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	322,000	325,110
Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[2]	458,000	468,463
Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	470,000	471,503
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	435,000	422,432
Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	301,000	296,725
5.70% Jr. Sub. Perpetual Bonds, Series L4,9	448,000	446,880
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	355,000	347,055
Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	401,000	425,279
Morgan Stanley:
5.00% Sub. Nts., 11/24/25	395,000	420,990
5.45% Jr. Sub. Perpetual Bonds, Series H4,9	428,000	421,880
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	452,000	454,353
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	300,242
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[4,9]	638,000	649,037
		5,449,949

Commercial Banks—3.6%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]	416,000	413,860

	Principal Amount	Value
Commercial Banks (Continued)
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	$424,000	$585,028
Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	353,000	337,637
BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[2]	397,000	387,992
Citigroup, Inc.:
4.65% Sr. Unsec. Nts., 7/30/45	330,000	330,187
5.95% Jr. Sub. Perpetual Bonds, Series D4,9	465,000	451,631
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[2,4,9]	433,000	423,258
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25	297,000	297,927
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[4,8,9]	370,000	421,874
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	432,000	446,270
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	1,120,000	1,120,000
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S4,9	294,000	306,495
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[4,8,9]	400,000	448,500
Regions Bank, Birmingham AL:
2.25% Sr. Unsec. Nts., 9/14/18	328,000	329,564
6.45% Sub. Nts., 6/26/37	334,000	405,880
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U4,9	500,000	535,000
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,4,9]	440,000	446,600
SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	370,000	374,629
5.625% Jr. Sub. Perpetual Bonds[4,9]	383,000	383,958
Wells Fargo & Co., 5.875% Jr. Sub. Perpetual Bonds[4,9]	162,000	166,050
		8,612,340

Consumer Finance—0.7%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	339,000	393,982
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	342,000	326,639
5.55% Jr. Sub. Perpetual Bonds[4,9]	419,000	414,810
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	338,000	328,113
3.95% Sr. Unsec. Nts., 11/6/24	331,000	326,503
		1,790,047

Diversified Financial Services—0.5%
McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18[2]	105,000	105,876
Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[2]	410,000	419,782
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	221,000	223,093
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	495,000	501,435
		1,250,186

Insurance—1.1%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	368,000	381,019
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	374,000	391,982
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[2]	543,000	562,699
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[4,9]	296,000	294,520
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[4]	331,000	326,449
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	437,000	446,483
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[4,9]	243,000	193,549
		2,596,701

7  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp., 5.90% Sr. Unsec. Nts., 11/1/21	$233,000	$264,147
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	425,000	410,125
First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	360,000	397,393
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	125,000	132,613
Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	366,000	412,545
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	244,000	239,320
Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	268,000	280,588
Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	219,000	228,913
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	48,000	51,217
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	177,259
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[2]	369,000	366,715
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	88,497
		3,049,332

Real Estate Management & Development—0.2%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	475,000	473,917

Health Care—2.6%
Biotechnology—0.2%
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	110,000	111,477
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	208,000	208,552
5.00% Sr. Unsec. Nts., 8/15/45	56,000	55,793
		375,822

Health Care Equipment & Supplies—0.5%
Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	453,000	452,350
3.875% Sr. Unsec. Nts., 5/15/24	221,000	228,112
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	430,518
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	130,000	127,606
		1,238,586

Health Care Providers & Services—1.0%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	214,000	214,402
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	420,000	428,400
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	422,000	454,705
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	610,000	591,920
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	425,000	429,781
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	180,000	181,795
Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	178,000	199,849
		2,500,852

Life Sciences Tools & Services—0.1%
Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	28,000	28,184
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	144,000	149,461
5.30% Sr. Unsec. Nts., 2/1/44	40,000	42,266
		219,911

Pharmaceuticals—0.8%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	208,000	205,858
4.70% Sr. Unsec. Nts., 5/14/45	83,000	80,894

	Principal Amount	Value
Pharmaceuticals (Continued)
Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	$368,000	$356,710
4.75% Sr. Unsec. Nts., 3/15/45	182,000	165,967
Hospira, Inc.:
5.20% Sr. Unsec. Nts., 8/12/20	441,000	499,583
6.05% Sr. Unsec. Nts., 3/30/17	172,000	183,717
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	468,000	456,300
		1,949,029

Industrials—2.9%
Aerospace & Defense—0.2%
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	118,000	116,969
3.95% Sr. Unsec. Nts., 11/15/16	145,000	148,706
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	115,000	119,179
Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	129,000	129,650
		514,504

Building Products—0.2%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	505,000	512,558

Commercial Services & Supplies—0.2%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	575,000	580,718

Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	349,000	334,604

Industrial Conglomerates—0.6%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B4,9	889,000	965,676
Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	117,000	116,823
4.50% Sr. Unsec. Nts., 7/23/25	310,000	313,157
		1,395,656

Machinery—0.4%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	234,000	245,669
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	120,000	124,553
Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16	71,000	73,149
Starwood Hotels & Resorts Worldwide, Inc.,
7.375% Sr. Unsec. Nts., 11/15/15	384,000	386,675
		830,046

Marine—0.1%
AP Moeller-Maersk, 3.875% Unsec. Nts., 9/28/25[2]	217,000	215,416

Professional Services—0.2%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[2]	427,000	429,874

Road & Rail—0.5%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	76,000	78,209
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[2]	126,000	117,052
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	372,000	360,651
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	446,000	448,773
4.25% Sr. Unsec. Nts., 1/17/23[2]	250,000	255,406
		1,260,091

Trading Companies & Distributors—0.4%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	456,000	462,840

8  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Trading Companies & Distributors (Continued)
International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	$370,000	$394,975
		857,815

Information Technology—2.1%
Communications Equipment—0.1%
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	316,000	285,331

Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	576,676
Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[2]	330,000	320,503
		897,179

Internet Software & Services—0.2%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	440,000	437,800

IT Services—0.3%
Fidelity National Information Services, Inc.: 1.45% Sr. Unsec. Nts., 6/5/17	351,000	348,233
3.50% Sr. Unsec. Nts., 4/15/23	244,000	232,272
Xerox Corp.: 2.95% Sr. Unsec. Nts., 3/15/17	149,000	151,599
6.75% Sr. Unsec. Nts., 2/1/17	75,000	79,863
		811,967

Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	107,000	111,053

Software—0.4%
Autodesk, Inc.: 1.95% Sr. Unsec. Nts., 12/15/17	313,000	315,052
4.375% Sr. Unsec. Nts., 6/15/25	125,000	125,633
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	256,000	254,560
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	322,000	327,216
		1,022,461

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	227,000	224,329
Hewlett Packard Enterprise Co.: 2.45% Sr. Unsec. Nts., 10/5/17[2,3]	520,000	519,709
6.20% Sr. Unsec. Nts., 10/15/35[2,3]	161,000	160,907
6.35% Sr. Unsec. Nts., 10/15/45[2,3]	176,000	175,880
Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	443,000	449,552
		1,530,377

Materials—2.0%
Chemicals—0.9%
Agrium, Inc.: 3.375% Sr. Unsec. Nts., 3/15/25	174,000	165,131
4.125% Sr. Unsec. Nts., 3/15/35	87,000	77,105
Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	218,000	218,886
4.65% Sr. Unsec. Nts., 10/15/44	112,000	102,807
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	144,000	143,917
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	256,000	247,044
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	450,000	465,912
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	378,000	368,649
Valspar Corp. (The): 3.30% Sr. Unsec. Nts., 2/1/25	122,000	117,712
3.95% Sr. Unsec. Nts., 1/15/26	174,000	178,103
		2,085,266

	Principal Amount	Value
Construction Materials—0.3%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	$282,000	$281,422
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	421,000	428,367
		709,789

Containers & Packaging—0.3%
Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	415,000	392,175
Packaging Corp. of America: 3.65% Sr. Unsec. Nts., 9/15/24	113,000	112,310
4.50% Sr. Unsec. Nts., 11/1/23	358,000	374,576
		879,061

Metals & Mining—0.4%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	156,248
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	142,000	106,322
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[2]	348,000	323,543
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	75,000	57,750
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	116,000	107,802
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	230,000	205,944
		957,609

Paper & Forest Products—0.1%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	183,000	169,656

Telecommunication Services—1.8%
Diversified Telecommunication Services—1.8%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	614,000	526,974
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	288,000	430,671
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	397,000	367,225
Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	402,000	411,225
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	65,000	61,325
Frontier Communications Corp.: 7.625% Sr. Unsec. Nts., 4/15/24	395,000	331,800
10.50% Sr. Unsec. Nts., 9/15/22[2]	42,000	40,950
Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	111,000	112,763
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	277,000	301,930
Telefonica Emisiones SAU: 3.192% Sr. Unsec. Nts., 4/27/18	397,000	406,272
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	169,000	198,852
Verizon Communications, Inc.: 3.50% Sr. Unsec. Nts., 11/1/24	189,000	186,682
4.50% Sr. Unsec. Nts., 9/15/20	522,000	565,229
4.522% Sr. Unsec. Nts., 9/15/48	288,000	254,259
5.012% Sr. Unsec. Nts., 8/21/54	105,000	96,428
		4,292,585

Utilities—2.4%
Electric Utilities—1.6%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	198,000	200,757
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[2]	118,000	121,455
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	375,000	396,687
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[2]	389,000	421,795
Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25	411,000	415,817
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	93,000	99,233
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	419,000	419,310

9  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electric Utilities (Continued)
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20
	$88,000	$95,987
PPL Capital Funding, Inc.: 3.50% Sr. Unsec. Unsub. Nts., 12/1/22
	158,000	160,130
4.20% Sr. Sec. Nts., 6/15/22	82,000	86,331
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]
	590,000	657,380
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18
	347,000	394,781
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]
	277,000	278,918
		3,748,581

Independent Power and Renewable Electricity Producers—0.3%
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16
	329,000	329,284
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24
	405,000	357,412
		686,696

	Principal Amount	Value

Multi-Utilities—0.5%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17
	$386,000	$408,495
CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24	240,000	246,324
Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54
	100,000	101,198
Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44
	170,000	162,269
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44
	179,000	185,976
Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[2]	206,000	203,789
		1,308,051
Total Non-Convertible Corporate Bonds and Notes (Cost $83,339,300)		83,127,339

	Shares
Investment Company—2.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[10,11] (Cost $5,367,607)
	5,367,607	5,367,607

Total Investments, at Value (Cost $263,708,746)
	113.1%	271,021,156
Net Other Assets (Liabilities)	(13.1)	(31,395,019)
Net Assets	100.0%	$239,626,137

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $44,342,748 or 18.50% of the Fund’s net assets at period end.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,977,158 or 0.83% of the Fund’s net assets at period end.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $89,607 or 0.04% of the Fund’s net assets at period end.

8. Restricted security. The aggregate value of restricted securities at period end was $1,250,958, which represents 0.52% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.651%, 3/26/36	3/6/15 - 5/13/15	$379,953	$380,584	$631
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14 - 11/13/14	419,257	421,874	2,617
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds	6/20/14 - 6/24/14	451,201	448,500	(2,701)

		$1,250,411	$1,250,958	$547

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$5,367,607	$5,494

10  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of September 30, 2015

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	12/21/15	10	$1,573,437	$28,157
United States Treasury Nts., 10 yr.	CBT	Sell	12/21/15	82	10,556,219	(43,209)
United States Treasury Nts., 2 yr.	CBT	Buy	12/31/15	13	2,847,406	4,230
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/15	18	2,169,281	13,035
United States Ultra Bonds	CBT	Buy	12/21/15	50	8,020,313	(13,781)

						$(11,568)

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

11  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), formerly named Oppenheimer Capital Income Fund/VA, a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short- term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

12   OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,704,895	$—	$—	$10,704,895
Consumer Staples	4,599,689	1,551,223	—	6,150,912
Energy	5,153,913	—	—	5,153,913
Financials	14,753,893	—	—	14,753,893
Health Care	12,592,653	—	—	12,592,653
Industrials	8,638,690	—	—	8,638,690
Information Technology	16,245,982	—	—	16,245,982
Materials	2,451,520	—	—	2,451,520
Telecommunication Services	1,330,018	—	—	1,330,018
Utilities	2,988,918	—	—	2,988,918
Asset-Backed Securities	—	25,510,694	—	25,510,694
Mortgage-Backed Obligations	—	75,183,024	—	75,183,024
U.S. Government Obligations	—	821,098	—	821,098
Non-Convertible Corporate Bonds and Notes	—	83,127,339	—	83,127,339
Investment Company	5,367,607	—	—	5,367,607

13  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value (Continued)

Total Investments, at Value	$84,827,778	$186,193,378	$—	$271,021,156
Other Financial Instruments:
Futures contracts	45,422	—	—	45,422

Total Assets	$84,873,200	$186,193,378	$—	$271,066,578

Liabilities Table
Other Financial Instruments:
Futures contracts	$(56,990)	$—	$—	$(56,990)

Total Liabilities	$(56,990)	$—	$—	$(56,990)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$61,104,225
Sold securities	15,743,974

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments

14  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

15  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $9,898,528 and $23,851,336 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

16  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$263,902,370
Federal tax cost of other investments	918,912

Total federal tax cost	$264,821,282

Gross unrealized appreciation	$14,253,395
Gross unrealized depreciation	(7,146,177)

Net unrealized appreciation	$7,107,218

17  OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Shares	Value
Common Stocks—98.5%
Consumer Discretionary—17.2%
Diversified Consumer Services—0.4%
Service Corp. International	133,470	$3,617,037

Hotels, Restaurants & Leisure—1.9%
Chipotle Mexican Grill, Inc., Cl. A1	3,420	2,463,255
Dunkin’ Brands Group, Inc.	87,030	4,264,470
Starbucks Corp.	153,960	8,751,086

		15,478,811

Internet & Catalog Retail—4.3%
Amazon.com, Inc.[1]	39,494	20,216,584
Netflix, Inc.[1]	65,410	6,754,236
TripAdvisor, Inc.[1]	132,380	8,342,588

		35,313,408

Leisure Products—1.3%
Hasbro, Inc.	155,020	11,183,143

Media—2.1%
Time Warner, Inc.	58,225	4,002,969
Walt Disney Co. (The)	135,070	13,804,154

		17,807,123

Multiline Retail—0.7%
Dollar Tree, Inc.[1]	85,660	5,710,096

Specialty Retail—3.3%
Foot Locker, Inc.	78,890	5,677,713
TJX Cos., Inc. (The)	304,160	21,723,107

		27,400,820

Textiles, Apparel & Luxury Goods—3.2%
NIKE, Inc., Cl. B	149,920	18,435,662
VF Corp.	113,900	7,769,119

		26,204,781

Consumer Staples—6.1%
Beverages—1.4%
Constellation Brands, Inc., Cl. A	92,410	11,570,656

Food & Staples Retailing—4.7%
Costco Wholesale Corp.	114,870	16,606,756
CVS Health Corp.	171,080	16,505,798
Kroger Co. (The)	172,960	6,238,667

		39,351,221

Energy—2.6%
Energy Equipment & Services—0.6%
Halliburton Co.	136,400	4,821,740

Oil, Gas & Consumable Fuels—2.0%
EOG Resources, Inc.	119,170	8,675,576
Newfield Exploration Co.[1]	76,700	2,523,430
Pioneer Natural Resources Co.	46,190	5,618,552

		16,817,558

Financials—7.0%
Capital Markets—2.9%
Charles Schwab Corp. (The)	585,700	16,727,592
Invesco Ltd.	88,630	2,767,915
State Street Corp.	61,400	4,126,694

		23,622,201

Commercial Banks—3.4%
JPMorgan Chase & Co.	385,250	23,488,692
SVB Financial Group[1]	43,430	5,017,902

		28,506,594

Insurance—0.6%
Aon plc	53,690	4,757,471

	Shares	Value
Real Estate Management & Development—0.1%
Realogy Holdings Corp.[1]	19,360	$728,517

Health Care—20.3%
Biotechnology—11.0%
Biogen, Inc.[1]	111,870	32,644,785
Celgene Corp.[1]	138,184	14,947,363
Gilead Sciences, Inc.	349,150	34,283,039
Incyte Corp.[1]	51,410	5,672,065
Vertex Pharmaceuticals, Inc.[1]	29,595	3,082,023

		90,629,275

Health Care Equipment & Supplies—2.1%
Abbott Laboratories	380,540	15,305,319
Hologic, Inc.[1]	53,160	2,080,151

		17,385,470

Life Sciences Tools & Services—0.1%
Illumina, Inc.[1]	4,810	845,694

Pharmaceuticals—7.1%
Allergan plc[1]	136,060	36,982,469
Bristol-Myers Squibb Co.	43,420	2,570,464
Perrigo Co. plc	30,180	4,746,408
Shire plc, ADR	6,030	1,237,537
Teva Pharmaceutical Industries Ltd., Sponsored ADR	24,380	1,376,495
Valeant Pharmaceuticals International, Inc.[1]	66,737	11,904,546

		58,817,919

Industrials—6.0%
Aerospace & Defense—1.0%
TransDigm Group, Inc.[1]	39,370	8,362,582

Building Products—0.7%
A.O. Smith Corp.	54,110	3,527,431
Allegion plc	43,820	2,526,661

		6,054,092

Commercial Services & Supplies—1.3%
Cintas Corp.	122,800	10,530,100

Electrical Equipment—0.6%
Acuity Brands, Inc.	27,340	4,800,357

Machinery—2.4%
Ingersoll-Rand plc	64,600	3,279,742
Stanley Black & Decker, Inc.	79,160	7,676,937
Wabtec Corp.	104,400	9,192,420

		20,149,099

Information Technology—39.3%
Internet Software & Services—13.9%
eBay, Inc.[1]	914,630	22,353,557
Facebook, Inc., Cl. A1	503,400	45,255,660
Google, Inc., Cl. A1	21,720	13,865,397
LinkedIn Corp., Cl. A1	178,580	33,953,415

		115,428,029

IT Services—11.4%
Computer Sciences Corp.	209,330	12,848,675
MasterCard, Inc., Cl. A	311,430	28,066,072
PayPal Holdings, Inc.[1]	804,500	24,971,680
Visa, Inc., Cl. A	403,348	28,097,222

		93,983,649

Software—10.1%
Activision Blizzard, Inc.	404,680	12,500,565
Electronic Arts, Inc.[1]	219,090	14,843,347
Microsoft Corp.	426,150	18,861,399
Oracle Corp.	688,490	24,868,259
ServiceNow, Inc.[1]	122,770	8,526,377

1  OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited/ Continued

	Shares	Value
Software (Continued)
Workday, Inc., Cl. A1	54,700	$3,766,642

		83,366,589

Technology Hardware, Storage & Peripherals—3.9%
Apple, Inc.	221,470	24,428,141
Western Digital Corp.	98,910	7,857,410

		32,285,551

Total Common Stocks (Cost $674,466,498)		815,529,583

Investment Company—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $5,417,417)	5,417,417	5,417,417

Total Investments, at Value (Cost $679,883,915)	99.2%	820,947,000

Net Other Assets (Liabilities)	0.8	7,019,395

Net Assets	100.0%	$827,966,395

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	3,087,900	140,584,920	138,255,403	5,417,417

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 5,417,417	$3,958

2  OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

3  OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$142,715,219	$—	$—	$142,715,219
Consumer Staples	50,921,877	—	—	50,921,877
Energy	21,639,298	—	—	21,639,298
Financials	57,614,783	—	—	57,614,783
Health Care	167,678,358	—	—	167,678,358
Industrials	49,896,230	—	—	49,896,230
Information Technology	325,063,818	—	—	325,063,818
Investment Company	5,417,417	—	—	5,417,417

Total Assets	$820,947,000	$—	$—	$820,947,000

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4  OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$680,576,024

Gross unrealized appreciation	$174,173,084
Gross unrealized depreciation	(33,802,108)

Net unrealized appreciation	$140,370,976

5  OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Principal Amount	Value

Asset-Backed Securities—16.5%

Auto Loan—14.7%

American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[1]	$256,045	$256,851
Series 2014-1,Cl. B, 2.39%, 11/12/19[1]	520,000	521,208
Series 2014-2,Cl. B, 2.26%, 3/10/20[1]	135,000	135,501
Series 2014-3,Cl. B, 2.43%, 6/10/20[1]	445,000	446,181
Series 2014-4,Cl. B, 2.60%, 10/12/20[1]	145,000	145,549
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	385,000	387,337
Series 2015-3,Cl. B, 3.56%, 10/12/21[1,2]	325,000	324,967

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[1]	375,000	384,483
Series 2012-4,Cl. D, 2.68%, 10/9/18	100,000	101,308
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	350,405
Series 2013-3,Cl. E, 3.74%, 12/8/20[1]	145,000	148,360
Series 2013-4,Cl. D, 3.31%, 10/8/19	30,000	30,781
Series 2013-5,Cl. D, 2.86%, 12/9/19	225,000	227,605
Series 2014-1,Cl. D, 2.54%, 6/8/20	185,000	186,515
Series 2014-1,Cl. E, 3.58%, 8/9/21	95,000	96,384
Series 2014-2,Cl. D, 2.57%, 7/8/20	305,000	304,924
Series 2014-2,Cl. E, 3.37%, 11/8/21	385,000	387,313
Series 2014-3,Cl. D, 3.13%, 10/8/20	260,000	263,602
Series 2014-4,Cl. D, 3.07%, 11/9/20	235,000	237,905
Series 2015-2,Cl. D, 3.00%, 6/8/21	70,000	70,495
Series 2015-3,Cl. D, 3.34%, 8/8/21	175,000	177,425

California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	230,000	237,058
Series 2014-2,Cl. C, 3.29%, 3/15/21	80,000	80,189
Series 2014-4,Cl. C, 3.56%, 9/15/21	100,000	100,567

Capital Auto Receivables Asset Trust:
Series 2013-4,Cl. D, 3.22%, 5/20/19	105,000	106,808
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	117,614
Series 2014-3,Cl. D, 3.14%, 2/20/20	160,000	162,091
Series 2015-1,Cl. D, 3.16%, 8/20/20	165,000	166,734
Series 2015-2,Cl. C, 2.67%, 8/20/20	155,000	155,893

CarFinance Capital Auto Trust:
Series 2013-2A,Cl. B, 3.15%, 8/15/19[1]	530,000	536,837
Series 2014-1A,Cl. A, 1.46%, 12/17/18[1]	53,245	53,201
Series 2015-1A,Cl. A, 1.75%, 6/15/21[1]	184,264	183,801

CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	100,702
Series 2015-3,Cl. D, 3.27%, 3/15/22	180,000	182,442

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[1]	130,524	131,016
Series 2014-A,Cl. A, 1.21%, 8/15/18[1]	207,234	206,836
Series 2014-C,Cl. A, 1.31%, 2/15/19[1]	191,847	190,727

Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[1]	235,000	235,139
Series 2013-2A,Cl. B, 2.26%, 10/15/21[1]	585,000	585,641
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	215,000	216,837
Series 2014-2A,Cl. B, 2.67%, 9/15/22[1]	160,000	161,403
Series 2015-1A,Cl. C, 3.30%, 7/17/23[1]	225,000	227,962
Series 2015-2A,Cl. B, 3.04%, 8/15/23[1]	330,000	332,644

Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[1]	250,000	251,535
Series 2015-BA,Cl. C, 2.76%, 7/15/21[1]	300,000	300,974
Series 2015-DA,Cl. C, 3.38%, 11/15/21[1]	245,000	245,305

DT Auto Owner Trust:
Series 2013-1A,Cl. D, 3.74%, 5/15/20[1]	175,000	176,007
Series 2013-2A,Cl. D, 4.18%, 6/15/20[1]	485,000	494,705
Series 2014-1A,Cl. D, 3.98%, 1/15/21[1]	360,000	364,875
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	526,842
Series 2014-3A,Cl. D, 4.47%, 11/15/21[1]	205,000	209,460
Series 2015-1A,Cl. C, 2.87%, 11/16/20[1]	180,000	181,625

Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. C, 3.06%, 7/16/18[1]	35,000	35,120
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	230,000	231,303
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	232,814
Series 2014-2A,Cl. A, 1.06%, 8/15/18[1]	36,079	36,024
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	110,000	110,212

	Principal Amount	Value

Auto Loan (Continued)

First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[1]	$33,872	$34,021
Series 2012-1A,Cl. D, 5.65%, 4/15/18[1]	155,000	156,672
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	385,000	387,978
Series 2013-3A,Cl. C, 2.91%, 1/15/20[1]	165,000	166,407
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	125,000	125,964
Series 2014-1A,Cl. D, 3.28%, 4/15/21[1]	225,000	224,070
Series 2014-3A,Cl. D, 3.85%, 2/15/22[1]	140,000	141,639

Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[1]	98,427	98,334
Series 2014-2,Cl. A, 1.43%, 12/16/19[1]	206,385	205,815

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	240,000	241,279

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	149,097	149,055

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.494%, 10/25/19[1,3]	125,000	124,099

Santander Drive Auto Receivables Trust:
Series 2013-2,Cl. D, 2.57%, 3/15/19	325,000	330,077
Series 2013-3,Cl. D, 2.42%, 4/15/19	55,000	55,242
Series 2013-4,Cl. D, 3.92%, 1/15/20	560,000	578,191
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	360,000	374,022
Series 2013-5,Cl. D, 2.73%, 10/15/19	325,000	328,980
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	280,568
Series 2014-2,Cl. D, 2.76%, 2/18/20	215,000	215,920
Series 2014-4,Cl. D, 3.10%, 11/16/20	185,000	186,937
Series 2015-1,Cl. D, 3.24%, 4/15/21	260,000	263,017
Series 2015-2,Cl. C, 2.44%, 4/15/21	290,000	290,628
Series 2015-2,Cl. D, 3.02%, 4/15/21	275,000	273,547
Series 2015-3,Cl. D, 3.49%, 5/17/21	345,000	350,975
Series 2015-4,Cl. D, 3.53%, 8/16/21	265,000	267,418

SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[1]	145,000	146,157
Series 2014-1A,Cl. A, 1.03%, 9/17/18[1]	42,514	42,509
Series 2014-1A,Cl. D, 2.88%, 1/15/20[1]	140,000	140,625

TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[1]	100,000	100,368
Series 2015-1A,Cl. D, 3.53%, 3/15/22[1]	160,000	161,373

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	225,000	226,456

Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[1]	155,000	154,268
Series 2014-2A,Cl. D, 2.86%, 7/15/21[1]	165,000	165,456
Series 2015-2A,Cl. C, 2.45%, 1/15/21[1]	215,000	216,021

		20,258,130

Equipment—0.9%

CLI Funding V LLC:
Series 2014-1A,Cl. A, 3.29%, 6/18/29[1]	268,921	271,016
Series 2014-2A,Cl. A, 3.38%, 10/18/29[1]	463,250	468,005

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]	412,870	420,471

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	68,216	67,862

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	88,624	89,723

		1,317,077

Home Equity Loan—0.6%

American Credit Acceptance Receivables Trust, Series 2015-2, Cl. B, 2.97%, 5/12/21[1]	370,000	372,990

TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[1]	324,042	325,700
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[1]	85,758	85,386

		784,076

Loans: Other—0.3%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	358,031	356,513

Total Asset-Backed Securities (Cost $22,573,749)		22,715,796

1   OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations—48.1%

Government Agency—35.4%

FHLMC/FNMA/FHLB/Sponsored—25.1%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	$6,046	$6,726
5.50%, 9/1/39	507,158	562,430
6.00%, 5/1/18-10/1/29	760,730	856,392
6.50%, 4/1/18-4/1/34	190,549	215,314
7.00%, 8/1/16-10/1/37	222,372	250,818
8.00%, 4/1/16	673	677
9.00%, 8/1/22-5/1/25	16,297	18,066

Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	1,452	1,622

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 51.71%, 9/1/29[4]	8,256	1,732
Series 206,Cl. IO, 19.655%, 12/1/29[4]	131,206	34,315
Series 243,Cl. 6, 20.084%, 12/15/32[4]	93,640	16,385

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	525,932	537,056

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 0.073%, 6/1/26[5]	45,108	43,254

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	4,630	5,128
Series 1674,Cl. Z, 6.75%, 2/15/24	15,237	16,911
Series 2034,Cl. Z, 6.50%, 2/15/28	2,423	2,777
Series 2042,Cl. N, 6.50%, 3/15/28	6,055	6,753
Series 2043,Cl. ZP, 6.50%, 4/15/28	283,139	316,898
Series 2046,Cl. G, 6.50%, 4/15/28	16,646	19,062
Series 2053,Cl. Z, 6.50%, 4/15/28	2,563	2,935
Series 2066,Cl. Z, 6.50%, 6/15/28	306,862	351,399
Series 2195,Cl. LH, 6.50%, 10/15/29	217,358	249,243
Series 2220,Cl. PD, 8.00%, 3/15/30	1,339	1,583
Series 2326,Cl. ZP, 6.50%, 6/15/31	62,727	70,520
Series 2461,Cl. PZ, 6.50%, 6/15/32	267,584	308,273
Series 2470,Cl. LF, 1.207%, 2/15/32[3]	2,117	2,174
Series 2564,Cl. MP, 5.00%, 2/15/18	84,184	87,405
Series 2585,Cl. HJ, 4.50%, 3/15/18	47,499	49,202
Series 2635,Cl. AG, 3.50%, 5/15/32	40,160	42,195
Series 2707,Cl. QE, 4.50%, 11/15/18	18,458	19,245
Series 2770,Cl. TW, 4.50%, 3/15/19	11,001	11,415
Series 3010,Cl. WB, 4.50%, 7/15/20	27,245	28,610
Series 3025,Cl. SJ, 23.993%, 8/15/35[3]	22,756	36,902
Series 3030,Cl. FL, 0.607%, 9/15/35[3]	3,358	3,366
Series 3645,Cl. EH, 3.00%, 12/15/20	96,858	99,546
Series 3741,Cl. PA, 2.15%, 2/15/35	267,243	271,359
Series 3815,Cl. BD, 3.00%, 10/15/20	5,991	6,129
Series 3822,Cl. JA, 5.00%, 6/15/40	9,385	10,033
Series 3840,Cl. CA, 2.00%, 9/15/18	4,445	4,499
Series 3848,Cl. WL, 4.00%, 4/15/40	40,723	43,070
Series 3857,Cl. GL, 3.00%, 5/15/40	8,252	8,602
Series 4221,Cl. HJ, 1.50%, 7/15/23	141,169	141,667

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[4]	1,802	381
Series 2079,Cl. S, 0.00%, 7/17/28[4,6]	3,274	744
Series 2130,Cl. SC, 84.711%, 3/15/29[4]	127,082	26,685
Series 2526,Cl. SE, 58.291%, 6/15/29[4]	3,827	916
Series 2796,Cl. SD, 76.238%, 7/15/26[4]	196,906	41,803
Series 2920,Cl. S, 54.954%, 1/15/35[4]	753,631	149,976
Series 2922,Cl. SE, 38.765%, 2/15/35[4]	89,282	17,435
Series 2981,Cl. AS, 31.241%, 5/15/35[4]	126,502	23,219
Series 3004,Cl. SB, 0.00%, 7/15/35[4,6]	36,833	6,026
Series 3201,Cl. SG, 38.458%, 8/15/36[4]	217,194	44,104
Series 3397,Cl. GS, 29.696%, 12/15/37[4]	18,308	3,713
Series 3424,Cl. EI, 27.118%, 4/15/38[4]	18,313	2,569
Series 3450,Cl. BI, 38.406%, 5/15/38[4]	472,077	80,855
Series 3606,Cl. SN, 39.931%, 12/15/39[4]	127,650	23,911

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn.:
3.00%, 10/1/30[2]	$5,135,000	$5,348,437
3.50%, 10/1/45[2]	3,800,000	3,965,658
4.00%, 10/1/45[2]	10,440,000	11,138,991
5.00%, 10/1/45[2]	2,815,000	3,102,547
6.00%, 10/1/45[2]	160,000	180,922

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	227,440	240,413
5.00%, 3/1/21-7/1/22	14,283	14,928
5.50%, 2/1/35-5/1/36	201,568	227,201
6.50%, 5/1/17-1/1/34	151,072	156,797
7.00%, 11/1/17-7/1/35	53,670	61,102
7.50%, 1/1/33	5,262	6,408
8.50%, 7/1/32	10,873	11,806

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[4]	2,884	579
Series 222,Cl. 2, 99.999%, 6/25/23[4]	305,479	54,213
Series 252,Cl. 2, 99.999%, 11/25/23[4]	302,524	63,319
Series 294,Cl. 2, 70.348%, 2/25/28[4]	33,120	6,943
Series 301,Cl. 2, 30.959%, 4/25/29[4]	2,946	622
Series 303,Cl. IO, 45.879%, 11/25/29[4]	59,706	14,757
Series 320,Cl. 2, 44.701%, 4/25/32[4]	220,189	58,647
Series 321,Cl. 2, 28.127%, 4/25/32[4]	605,791	122,930
Series 324,Cl. 2, 25.687%, 7/25/32[4]	6,345	1,310
Series 331,Cl. 5, 16.765%, 2/25/33[4]	8,826	1,703
Series 331,Cl. 9, 33.735%, 2/25/33[4]	192,951	42,738
Series 334,Cl. 12, 4.325%, 3/25/33[4]	14,610	3,293
Series 334,Cl. 17, 41.16%, 2/25/33[4]	125,518	24,757
Series 339,Cl. 12, 11.426%, 6/25/33[4]	207,486	44,804
Series 339,Cl. 7, 1.60%, 11/25/33[4]	438,385	86,217
Series 343,Cl. 13, 12.775%, 9/25/33[4]	207,316	36,832
Series 343,Cl. 18, 11.591%, 5/25/34[4]	52,611	9,703
Series 345,Cl. 9, 0.00%, 1/25/34[4,7]	148,272	29,046
Series 351,Cl. 10, 11.087%, 4/25/34[4]	69,494	12,816
Series 351,Cl. 8, 8.744%, 4/25/34[4]	116,367	21,716
Series 356,Cl. 10, 1.563%, 6/25/35[4]	84,822	16,715
Series 356,Cl. 12, 0.00%, 2/25/35[4,7]	41,655	7,710
Series 362,Cl. 13, 11.754%, 8/25/35[4]	161,462	28,485
Series 364,Cl. 15, 8.215%, 9/25/35[4]	8,676	1,738
Series 364,Cl. 16, 5.428%, 9/25/35[4]	174,135	30,436
Series 365,Cl. 16, 10.476%, 3/25/36[4]	246,912	47,865

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	213,660	237,216
Series 1998-58,Cl. PC, 6.50%, 10/25/28	167,497	189,114
Series 1998-61,Cl. PL, 6.00%, 11/25/28	80,769	91,363
Series 1999-54,Cl. LH, 6.50%, 11/25/29	125,153	142,397
Series 2001-44,Cl. QC, 6.00%, 9/25/16	1,465	1,494
Series 2001-51,Cl. OD, 6.50%, 10/25/31	9,922	11,129
Series 2001-74,Cl. QE, 6.00%, 12/25/31	198,498	225,167
Series 2002-12,Cl. PG, 6.00%, 3/25/17	1,115	1,145
Series 2003-100,Cl. PA, 5.00%, 10/25/18	182,314	190,525
Series 2003-28,Cl. KG, 5.50%, 4/25/23	681,833	742,312
Series 2003-84,Cl. GE, 4.50%, 9/25/18	8,581	8,901
Series 2004-101,Cl. BG, 5.00%, 1/25/20	137,525	140,476
Series 2004-25,Cl. PC, 5.50%, 1/25/34	6,773	7,124
Series 2005-73,Cl. DF, 0.444%, 8/25/35[3]	10,292	10,340
Series 2006-11,Cl. PS, 23.856%, 3/25/36[3]	113,206	173,969
Series 2006-46,Cl. SW, 23.488%, 6/25/36[3]	81,755	111,995
Series 2006-50,Cl. KS, 23.489%, 6/25/36[3]	113,167	178,103
Series 2008-75,Cl. DB, 4.50%, 9/25/23	58,102	60,288
Series 2009-113,Cl. DB, 3.00%, 12/25/20	192,837	197,460
Series 2009-36,Cl. FA, 1.134%, 6/25/37[3]	100,368	102,991
Series 2009-70,Cl. TL, 4.00%, 8/25/19	86,303	88,711
Series 2010-43,Cl. KG, 3.00%, 1/25/21	53,786	55,278
Series 2011-3,Cl. EL, 3.00%, 5/25/20	318,985	326,673
Series 2011-38,Cl. AH, 2.75%, 5/25/20	5,300	5,409
Series 2011-82,Cl. AD, 4.00%, 8/25/26	104,932	108,583

2    OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 38.59%, 11/18/31[4]	$7,718	$1,727
Series 2001-63,Cl. SD, 55.531%, 12/18/31[4]	2,767	606
Series 2001-65,Cl. S, 42.234%, 11/25/31[4]	193,653	45,347
Series 2001-68,Cl. SC, 48.061%, 11/25/31[4]	1,782	418
Series 2001-81,Cl. S, 43.816%, 1/25/32[4]	57,761	16,006
Series 2002-28,Cl. SA, 46.426%, 4/25/32[4]	1,764	394
Series 2002-38,Cl. SO, 61.231%, 4/25/32[4]	4,888	1,017
Series 2002-39,Cl. SD, 54.957%, 3/18/32[4]	3,232	794
Series 2002-47,Cl. NS, 45.777%, 4/25/32[4]	175,513	42,710
Series 2002-48,Cl. S, 48.25%, 7/25/32[4]	2,911	720
Series 2002-51,Cl. S, 45.982%, 8/25/32[4]	161,122	39,207
Series 2002-52,Cl. SD, 60.248%, 9/25/32[4]	227,486	56,140
Series 2002-52,Cl. SL, 46.538%, 9/25/32[4]	1,823	444
Series 2002-53,Cl. SK, 59.034%, 4/25/32[4]	11,262	2,822
Series 2002-56,Cl. SN, 48.662%, 7/25/32[4]	3,969	966
Series 2002-60,Cl. SM, 40.913%, 8/25/32[4]	25,863	5,325
Series 2002-7,Cl. SK, 41.949%, 1/25/32[4]	11,713	2,474
Series 2002-77,Cl. BS, 40.693%, 12/18/32[4]	16,123	3,863
Series 2002-77,Cl. IS, 55.36%, 12/18/32[4]	8,328	2,017
Series 2002-77,Cl. SH, 48.416%, 12/18/32[4]	82,950	18,771
Series 2002-84,Cl. SA, 44.921%, 12/25/32[4]	190,808	45,879
Series 2002-9,Cl. MS, 43.771%, 3/25/32[4]	2,984	706
Series 2002-90,Cl. SN, 41.174%, 8/25/32[4]	13,305	2,739
Series 2002-90,Cl. SY, 45.02%, 9/25/32[4]	9,550	1,936
Series 2003-26,Cl. DI, 50.843%, 4/25/33[4]	8,445	2,112
Series 2003-33,Cl. SP, 43.498%, 5/25/33[4]	194,844	46,833
Series 2003-4,Cl. S, 41.617%, 2/25/33[4]	123,782	31,122
Series 2004-54,Cl. DS, 74.767%, 11/25/30[4]	165,958	33,338
Series 2005-12,Cl. SC, 46.699%, 3/25/35[4]	42,868	8,895
Series 2005-14,Cl. SE, 55.298%, 3/25/35[4]	132,489	22,580
Series 2005-40,Cl. SA, 67.639%, 5/25/35[4]	372,076	71,846
Series 2005-40,Cl. SB, 65.754%, 5/25/35[4]	17,160	3,161
Series 2005-52,Cl. JH, 46.81%, 5/25/35[4]	98,175	18,936
Series 2005-93,Cl. SI, 31.694%, 10/25/35[4]	285,255	51,312
Series 2008-55,Cl. SA, 4.662%, 7/25/38[4]	19,436	2,889
Series 2009-8,Cl. BS, 99.999%, 2/25/24[4]	77,592	4,153
Series 2011-96,Cl. SA, 32.783%, 10/25/41[4]	76,365	14,280
Series 2012-134,Cl. SA, 21.134%, 12/25/42[4]	206,135	52,409
Series 2012-40,Cl. PI, 26.516%, 4/25/41[4]	170,717	23,997

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 0.00%, 9/25/23[5,7]	96,151	91,217

		34,589,400

GNMA/Guaranteed—10.3%

Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	8,821	9,605
8.50%, 8/15/17-12/15/17	15,161	15,717

Government National Mortgage Assn. II Pool, 3.50%, 10/1/45[2]	13,395,000	14,039,111

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[4]	283,526	56,161
Series 2007-17,Cl. AI, 57.25%, 4/16/37[4]	88,237	18,567
Series 2011-52,Cl. HS, 40.142%, 4/16/41[4]	587,251	117,223

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 1999-32, Cl. ZB, 8%, 9/16/29	40,661	48,091

		14,304,475

Non-Agency—12.7%

Commercial—10.5%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 60.065%, 4/14/29[4]	1,411,501	36,704

	Principal Amount	Value

Commercial (Continued)

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.506%, 7/20/36[3]	$720,458	$676,315
Series 2014-R7,Cl. 3A1, 2.651%, 3/26/36[3,8]	364,260	372,311

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[1,3]	176,413	178,791

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[3]	230,666	232,180
Series 2005-9,Cl. A1, 2.66%, 10/25/35[3]	226,809	223,808

Capital Lease Funding Securitization LP, Interest- Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[1,4,7]	1,287,132	52,487

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.435%, 1/25/36[3]	159,856	150,839

CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	25,369	25,069

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.604%, 4/10/46[1,3]	160,000	149,349

Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0%, 5/18/32[4,7]	3,123,112	50

Citigroup Mortgage Loan Trust, Inc., Series 2006- AR1, Cl. 1A1, 2.57%, 10/25/35[3]	646,472	641,554

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.727%, 10/15/45[1,3]	50,000	48,576
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[1,3]	300,000	286,317
Series 2013-CR7,Cl. D, 4.493%, 3/10/46[1,3]	390,000	356,850
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	710,000	745,113

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 24.767%, 12/10/45[4]	2,705,503	225,408

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	410,000	410,261

CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	241,006	189,600
Series 2009-13R,Cl. 4A1, 2.751%, 9/26/36[1,3]	45,120	45,378

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.735%, 11/10/46[1,3]	75,000	81,293

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	184,098	176,296
Series 2005-FA8,Cl. 1A6, 0.844%, 11/25/35[3]	207,278	149,059

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.541%, 11/25/46[1,3]	35,000	35,296
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,3]	90,000	88,697
Series 2013-K26,Cl. C, 3.723%, 12/25/45[1,3]	60,000	58,899
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,3]	95,000	94,289
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,3]	285,000	273,435
Series 2013-K502,Cl. C, 3.297%, 3/25/45[1,3]	175,000	177,989
Series 2013-K712,Cl. C, 3.484%, 5/25/45[1,3]	75,000	75,301
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,3]	115,000	114,932
Series 2014-K715,Cl. C, 4.264%, 2/25/46[1,3]	50,000	51,470
Series 2015-K44,Cl. B, 3.811%, 1/25/48[1,3]	315,000	312,827

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,3]	441,600	413,781

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.885%, 7/25/35[3]	118,528	117,397

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.568%, 12/15/47[1,3]	245,000	235,616

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[3]	275,000	282,597
Series 2012-C6,Cl. E, 5.372%, 5/15/45[1,3]	325,000	328,199

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.62%, 7/25/35[3]	127,825	128,358

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.751%, 9/26/36[1,3]	171,837	172,144
Series 2009-5,Cl. 1A2, 2.739%, 7/26/36[1,3]	405,511	359,621

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	300,000	316,133
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	145,000	148,937

3   OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[4,7]	$396,143	$5,122

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,3]	59,225	49,883

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.813%, 11/15/45[1,3]	400,000	394,470
Series 2013-C7,Cl. D, 4.437%, 2/15/46[1,3]	175,000	167,734
Series 2013-C8,Cl. D, 4.309%, 12/15/48[1,3]	130,000	123,191
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	616,915

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	295,000	306,588

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 1.983%, 11/26/36[1,3]	453,557	340,444

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.387%, 6/26/46[1,3]	310,153	312,360

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.246%, 7/26/45[1,3]	32,275	32,299

Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.394%, 2/25/24[3]	180,000	181,438
Series 2015-DNA2,Cl. M2, 2.794%, 12/25/27[3]	115,000	116,069

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.046%, 5/10/63[1,3]	65,000	64,837

Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Cl. AM, 5.52%, 12/15/44[3]	260,000	260,072

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.365%, 12/25/35[3]	266,725	259,087
Series 2005-AR16,Cl. 1A1, 2.352%, 12/25/35[3]	119,410	113,540

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.695%, 6/25/35[3]	550,270	563,770
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[3]	62,605	59,898
Series 2006-AR7,Cl. 2A4, 2.653%, 5/25/36[3]	9,824	9,390
Series 2006-AR8,Cl. 2A4, 2.705%, 4/25/36[3]	144,058	141,188
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	140,190	145,084
Series 2007-AR3,Cl. A4, 5.80%, 4/25/37[3]	72,963	71,345
Series 2007-AR8,Cl. A1, 2.721%, 11/25/37[3]	194,811	172,961

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.605%, 12/15/45[1,3]	175,000	167,692
Series 2012-C7,Cl. E, 4.994%, 6/15/45[1,3]	120,000	118,963
Series 2012-C8,Cl. E, 5.037%, 8/15/45[1,3]	355,000	354,945
Series 2013-C11,Cl. D, 4.319%, 3/15/45[1,3]	74,000	70,476

		14,459,287

Multi-Family—0.2%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[3]	158,047	154,860
Series 2006-AR2,Cl. 2A3, 2.651%, 3/25/36[3]	137,634	136,222

		291,082

Residential—2.0%

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	177,173	163,477
Series 2007-C,Cl. 1A4, 4.921%, 5/20/36[3]	75,917	71,387

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	114,436	104,766

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[3]	290,692	289,101

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.304%, 7/25/36[3]	102,488	101,212

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	137,419	131,678
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	20,224	20,176

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.504%, 7/25/35[3]	56,606	52,745

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.294%, 8/25/36[3]	52,543	23,061

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[8,9]	3,370,016	876,204

	Principal Amount	Value

Residential (Continued)

RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	$14,377	$14,421
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	1,125	911
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	13,753	11,203

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.464%, 10/25/33[3]	140,290	143,769

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR4,Cl. 2A2, 2.639%, 4/25/35[3]	381,456	383,591
Series 2006-AR14,Cl. 1A2, 5.836%, 10/25/36[3]	158,683	154,741
Series 2006-AR8,Cl. 2A1, 2.705%, 4/25/36[3]	180,200	176,610

		2,719,053

Total Mortgage-Backed Obligations (Cost $69,632,888)		66,363,297

U.S. Government Obligations—1.2%

Federal National Mortgage Assn. Nts., 1%, 9/27/17	259,000	260,240

United States Treasury Nts., 1.50%, 5/31/19	1,438,000	1,457,623

Total U.S. Government Obligations (Cost $1,702,991)		1,717,863

Corporate Bonds and Notes—52.6%

Consumer Discretionary—7.8%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	109,000	98,248

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	66,000	65,633

		163,881

Automobiles—2.1%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	337,072

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	796,000	774,308

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	363,000	385,062

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	344,000	347,929

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	93,000	93,295

Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[1]	392,000	391,913

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	284,000	287,846

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	369,000	338,558

		2,955,983

Hotels, Restaurants & Leisure—0.9%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	134,000	135,112

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	386,000	386,444

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	65,000	66,363

Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	228,000	228,814

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	335,000	351,376

		1,168,109

4   OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Household Durables—0.7%

Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	$125,000	$121,975
4.75% Sr. Unsec. Nts., 5/30/25	245,000	235,200

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	352,000	347,600

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	104,000	104,054
1.65% Sr. Unsec. Nts., 11/1/17	85,000	85,307

		894,136

Leisure Equipment & Products—0.3%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	371,000	369,563

Media—2.2%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	79,000	90,690

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[1]	112,000	111,680
6.484% Sr. Sec. Nts., 10/23/45[1]	185,000	186,997

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	242,000	338,058

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	64,000	65,262
9.15% Debs., 2/1/23	96,000	126,681

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	191,000	192,221

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	373,000	369,270

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	85,000	86,511

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	351,000	356,355

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	187,000	184,744

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	366,000	366,005

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	126,000	100,021

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	155,000	156,789

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	360,000	332,100

		3,063,384

Multiline Retail—0.3%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]	260,000	271,050

Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	116,000	114,108

		385,158

Specialty Retail—0.7%

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	349,000	366,450

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	142,000	158,064

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	353,513

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	101,000	102,214

		980,241

Textiles, Apparel & Luxury Goods—0.5%

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	370,000	364,450

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	371,000	360,797

		725,247

	Principal Amount	Value

Consumer Staples—4.4%

Beverages—0.9%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	$230,000	$324,264

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	350,000	354,375

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	357,000	363,080
4.25% Sr. Unsec. Nts., 7/15/22[1]	222,000	230,914

		1,272,633

Food & Staples Retailing—0.8%

CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45	95,000	102,632
5.30% Sr. Unsec. Nts., 12/5/43	84,000	93,083

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	215,000	228,275
6.50% Sr. Unsec. Nts., 6/15/17	42,000	45,256

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	330,000	359,551
6.90% Sr. Unsec. Nts., 4/15/38	90,000	113,678

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	192,000	196,879

		1,139,354

Food Products—1.8%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	300,000	305,706
8.50% Sr. Unsec. Nts., 6/15/19	289,000	345,857

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	374,000	372,994

JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18[1]	288,000	288,832

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	85,000	87,555

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[1,2]	186,000	190,768
5.20% Sr. Unsec. Nts., 7/15/45[1,2]	42,000	44,677

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	365,000	349,488

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	118,000	120,672
6.60% Sr. Unsec. Nts., 4/1/16	341,000	350,402

		2,456,951

Tobacco—0.9%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	202,000	327,607

Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	357,000	357,058

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	162,000	180,954
6.75% Sr. Unsec. Nts., 6/15/17	325,000	351,969

		1,217,588

Energy—4.8%

Energy Equipment & Services—0.7%

Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	86,000	85,638

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	146,000	145,675

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	294,000	290,552

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	369,000	369,181

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	81,000	58,476

		949,522

5   OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels—4.1%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	$203,000	$215,564

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	107,000	96,959

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	201,000	186,586

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	164,000	173,093

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	142,000	140,451
5.90% Sr. Unsec. Nts., 2/1/18	160,000	172,405

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	102,000	89,343

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	195,000	190,266

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	373,000	372,585

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	195,000	189,732

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	290,000	290,298

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	162,000	143,805

EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	299,000	295,758

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	105,000	92,883
4.90% Sr. Unsec. Nts., 5/15/46	37,000	33,352

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	207,000	221,063

Kinder Morgan Energy Partners LP, 4.10% Sr. Unsec. Nts., 11/15/15	152,000	152,435

Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[1]	271,000	276,057

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875% Sr. Unsec. Nts., 6/1/25	187,000	172,470

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	394,000	383,070
5.45% Sr. Unsec. Nts., 10/14/21[1]	245,000	238,899

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	75,000	68,144

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	331,000	350,664

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	245,000	239,627

Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25	208,000	185,445

Spectra Energy Partners LP, 4.60% Sr. Unsec. Nts., 6/15/21	238,000	251,486

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	239,000	231,666

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	284,000	295,725

		5,749,831

Financials—14.5%

Capital Markets—3.7%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	277,000	279,676

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	382,000	390,727

Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	421,000	422,346

Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	380,000	369,021

	Principal Amount	Value

Capital Markets (Continued)

Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	$262,000	$258,279
5.70% Jr. Sub. Perpetual Bonds, Series L3,10	381,000	380,048

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]	305,000	298,174

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	337,000	357,404

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	217,000	206,861
5.00% Sub. Nts., 11/24/25	332,000	353,845
5.45% Jr. Sub. Perpetual Bonds, Series H3,10	366,000	360,766

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	373,000	374,941

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	472,456

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,10]	556,000	565,619

		5,090,163

Commercial Banks—5.2%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]	360,000	358,148

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	354,000	488,444

Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	303,000	289,813

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[1]	354,000	345,967

Citigroup, Inc.:
4.65% Sr. Unsec. Nts., 7/30/45	290,000	290,165
5.95% Jr. Sub. Perpetual Bonds, Series D3,10	368,000	357,420

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds1,[3,10]	371,000	362,652

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25	260,000	260,812

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,8,10]	320,000	364,864

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	362,000	373,958

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	890,000	890,000

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S3,10	264,000	275,220

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[3,8,10]	334,000	374,497

Regions Bank, Birmingham AL:
2.25% Sr. Unsec. Nts., 9/14/18	287,000	288,369
6.45% Sub. Nts., 6/26/37	283,000	343,904

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	4,000	5,073

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,10	300,000	321,000

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,10]	370,000	375,550

SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	325,000	329,066
5.625% Jr. Sub. Perpetual Bonds[3,10]	345,000	345,863

Wells Fargo & Co., 5.875% Jr. Sub. Perpetual Bonds[3,10]	137,000	140,425

		7,181,210

Consumer Finance—1.1%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	283,000	328,900

Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	302,000	288,435
5.55% Jr. Sub. Perpetual Bonds[3,10]	369,000	365,310

6   OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Consumer Finance (Continued)

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	$301,000	$292,195
3.95% Sr. Unsec. Nts., 11/6/24	280,000	276,196

		1,551,036

Diversified Financial Services—0.7%

McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18[1]	90,000	90,751

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]	356,000	364,493

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	189,000	190,790

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	355,000	359,615

		1,005,649

Insurance—1.5%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	308,000	318,896

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	310,000	324,904

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	276,000	286,013

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,10]	258,000	256,710

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	300,000	295,875

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	371,000	379,051

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,10]	212,000	168,858

		2,030,307

Real Estate Investment Trusts (REITs)—2.0%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	163,038
5.90% Sr. Unsec. Nts., 11/1/21	200,000	226,736

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	370,000	357,050

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	320,000	353,239

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	107,000	113,517

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	320,000	360,695

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	212,000	207,933

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	228,000	238,710

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	189,000	197,555

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	41,000	43,748

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	151,000	150,371

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	318,000	316,031

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	75,423

		2,804,046

Real Estate Management & Development—0.3%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	395,000	394,100

Health Care—3.9%

Biotechnology—0.2%

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	100,000	101,343

	Principal Amount	Value

Biotechnology (Continued)

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	$180,000	$180,478
5.00% Sr. Unsec. Nts., 8/15/45	49,000	48,818

		330,639

Health Care Equipment & Supplies—0.8%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	384,000	383,449
3.875% Sr. Unsec. Nts., 5/15/24	188,000	194,050

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	352,000	356,570

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	111,000	108,956

		1,043,025

Health Care Providers & Services—1.5%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	180,000	180,338

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	355,000	362,100

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	350,000	377,125

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	534,000	518,173

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	350,000	353,938

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	155,000	156,545

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18[2]	156,000	175,149

		2,123,368

Life Sciences Tools & Services—0.2%

Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	23,000	23,151

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	121,000	125,588
5.30% Sr. Unsec. Nts., 2/1/44	45,000	47,550

		196,289

Pharmaceuticals—1.2%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	184,000	182,105
4.70% Sr. Unsec. Nts., 5/14/45	74,000	72,123

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	322,000	312,121
4.75% Sr. Unsec. Nts., 3/15/45	158,000	144,081

Hospira, Inc.:
5.20% Sr. Unsec. Nts., 8/12/20	373,000	422,550
6.05% Sr. Unsec. Nts., 3/30/17	150,000	160,218

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	386,000	376,350

		1,669,548

Industrials—4.3%

Aerospace & Defense—0.3%

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	100,000	99,126
3.95% Sr. Unsec. Nts., 11/15/16	127,000	130,246

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	100,000	103,634

Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	111,000	111,559

		444,565

7   OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Building Products—0.3%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	$422,000	$428,316

Commercial Services & Supplies—0.3%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	431,000	435,286

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	294,000	281,873

Industrial Conglomerates—0.9%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,10	776,000	842,930

Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	109,000	108,835
4.50% Sr. Unsec. Nts., 7/23/25	262,000	264,668

		1,216,433

Machinery—0.5%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	193,000	202,625

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	130,000	134,933

Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16	62,000	63,876

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	323,000	325,250

		726,684

Marine—0.2%

AP Moeller-Maersk, 3.875% Unsec. Nts., 9/28/25[1]	192,000	190,598

Professional Services—0.3%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	361,000	363,430

Road & Rail—0.8%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	68,000	69,976

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]	110,000	102,188

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	315,000	305,390

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	368,000	370,288
4.25% Sr. Unsec. Nts., 1/17/23[1]	230,000	234,974

		1,082,816

Trading Companies & Distributors—0.5%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	383,000	388,745

International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	323,000	344,802

		733,547

Information Technology—3.4%

Communications Equipment—0.1%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	259,000	233,863

Electronic Equipment, Instruments, & Components—0.7%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	407,000	447,061

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	280,000	292,519

	Principal Amount	Value

Electronic Equipment, Instruments, & Components (Continued)

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[1]	$290,000	$281,654

		1,021,234

Internet Software & Services—0.3%

VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	375,000	373,125

IT Services—0.5%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	297,000	294,658
3.50% Sr. Unsec. Nts., 4/15/23	207,000	197,051

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	130,000	132,268
6.75% Sr. Unsec. Nts., 2/1/17	65,000	69,214

		693,191

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	93,000	96,523

Software—0.7%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	279,000	280,829
4.375% Sr. Unsec. Nts., 6/15/25	110,000	110,557

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	349,000	347,037

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	269,000	273,358

		1,011,781

Technology Hardware, Storage & Peripherals—1.0%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	195,670

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1,2]	472,000	471,736
6.20% Sr. Unsec. Nts., 10/15/35[1,2]	146,000	145,915
6.35% Sr. Unsec. Nts., 10/15/45[1,2]	159,000	158,892

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	367,000	372,428

		1,344,641

Materials—3.0%

Chemicals—1.3%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	151,000	143,303
4.125% Sr. Unsec. Nts., 3/15/35	75,000	66,470

Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	182,000	182,740
4.65% Sr. Unsec. Nts., 10/15/44	92,000	84,449

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	123,000	122,929

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	215,000	207,478

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	380,000	393,437

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	325,000	316,960

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	103,000	99,380
3.95% Sr. Unsec. Nts., 1/15/26	152,000	155,584

		1,772,730

Construction Materials—0.4%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	245,000	244,498

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	364,000	370,370

		614,868

8	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Containers & Packaging—0.6%

Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	$370,000	$349,650

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	93,426
4.50% Sr. Unsec. Nts., 11/1/23	300,000	313,891

		756,967

Metals & Mining—0.6%

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	142,491

Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	122,000	91,347

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	302,000	280,775

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	65,000	50,050

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	101,000	93,862

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	193,000	172,814

		831,339

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	153,000	141,843

Telecommunication Services—2.7%

Diversified Telecommunication Services—2.7%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	543,000	466,037

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	247,000	369,360

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	346,000	320,050

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	349,000	357,009

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	55,000	51,891

Frontier Communications Corp.:
7.625% Sr. Unsec. Nts., 4/15/24	345,000	289,800
10.50% Sr. Unsec. Nts., 9/15/22[1]	45,000	43,875

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	97,000	98,541

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	230,000	250,700

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	347,000	355,104
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	142,000	167,083

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	163,000	161,001
4.50% Sr. Unsec. Nts., 9/15/20	448,000	485,101
4.522% Sr. Unsec. Nts., 9/15/48	252,000	222,476
5.012% Sr. Unsec. Nts., 8/21/54	50,000	45,918

		3,683,946

Utilities—3.8%

Electric Utilities—2.3%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]	177,000	179,465

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]	99,000	101,899

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[1]	330,000	349,084

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	333,000	361,074

Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25	359,000	363,207

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	78,000	83,228

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	369,000	369,273

	Principal Amount	Value

Electric Utilities (Continued)

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	$73,000	$79,626

PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	204,000	206,750
4.20% Sr. Sec. Nts., 6/15/22	54,000	56,852

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	429,000	477,993

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	307,000	349,273

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	231,000	232,599

		3,210,323

Independent Power and Renewable Electricity Producers—0.4%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	272,000	272,235

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24	349,000	307,992

		580,227

Multi-Utilities—1.1%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	327,000	346,056

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	207,322
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	286,000	314,770

Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	84,000	85,007

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	141,000	134,588

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	148,000	153,768

Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[1]	183,000	181,036

		1,422,547

Total Corporate Bonds and Notes (Cost $72,606,197)		72,603,657

	Shares

Investment Company—8.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[11,12] (Cost $11,678,868)	11,678,868	11,678,868

Total Investments, at Value (Cost $178,194,693)	126.9%	175,079,481

Net Other Assets (Liabilities)	(26.9)	(37,141,363)

Net Assets	100.0%	$137,938,118

9	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $38,299,106 or 27.77% of the Fund’s net assets at period end.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,437,276 or 1.77% of the Fund’s net assets at period end.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $134,471 or 0.10% of the Fund’s net assets at period end.

6. Interest rate is less than 0.0005%.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. Restricted security. The aggregate value of restricted securities at period end was $1,987,876, which represents 1.44% of the Fund’s net assets. See Note 4 of the accompanying Notes.

Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.651%, 3/26/36	3/6/15-5/13/15	$371,687	$372,311	$624
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-11/13/14	362,601	364,864	2,263
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds	6/20/14-6/24/14	376,754	374,497	(2,257)
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	3,281,116	876,204	(2,404,912)

		$4,392,158	$1,987,876	$(2,404,282)

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Rate shown is the 7-day yield at period end.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	6,496,088	49,196,470	44,013,690	11,678,868

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$11,678,868	$8,152

Futures Contracts as of September 30, 2015

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	12/21/15	29	$4,562,969	$(38,237)
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/15	6	1,314,188	53
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/15	12	1,446,188	10,091
United States Treasury Nts., 10 yr.	CBT	Sell	12/21/15	60	7,724,063	(73,779)
United States Ultra Bonds	CBT	Buy	12/21/15	67	10,747,219	(12,981)

						$(114,853)

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

10   OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Core Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

 Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

11   OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$22,715,796	$—	22,715,796
Mortgage-Backed Obligations	—	65,384,723	978,574	66,363,297
U.S. Government Obligations	—	1,717,863	—	1,717,863
Corporate Bonds and Notes	—	72,603,657	—	72,603,657
Investment Company	11,678,868	—	—	11,678,868

Total Investments, at Value	11,678,868	162,422,039	978,574	175,079,481
Other Financial Instruments:
Futures contracts	10,144	—	—	10,144

Total Assets	$11,689,012	$162,422,039	$978,574	$175,089,625

Liabilities Table
Other Financial Instruments:
Futures contracts	$(124,997)	$—	$—	$(124,997)

Total Liabilities	$(124,997)	$—	$—	$(124,997)

12	OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$52,813,277
Sold securities	14,162,719

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest

13	OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$3,281,116
Market Value	$876,204
Market Value as % of Net Assets	0.64%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

14	OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivative Instruments (Continued)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $11,788,316 and $26,283,347 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$178,195,420
Federal tax cost of other investments	(1,292,960)

Total federal tax cost	$176,902,460

Gross unrealized appreciation	$3,191,133
Gross unrealized depreciation	(6,421,925)

Net unrealized depreciation	$(3,230,792)

15	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Shares	Value
Common Stocks—96.5%
Consumer Discretionary—12.7%
Automobiles—0.6%
Suzuki Motor Corp.	428,200	$13,230,699

Hotels, Restaurants & Leisure—1.0%
International Game Technology plc	754,461	11,565,887
McDonald’s Corp.	136,930	13,491,713
		25,057,600

Internet & Catalog Retail—1.0%
JD.com, Inc., ADR[1]	914,720	23,837,603

Leisure Products—0.3%
Nintendo Co. Ltd.	42,200	7,129,343

Media—2.7%
Walt Disney Co. (The)	450,290	46,019,638
Zee Entertainment Enterprises Ltd.	3,270,996	19,569,244
		65,588,882

Specialty Retail—3.1%
Industria de Diseno Textil SA	1,387,886	46,493,671
Tiffany & Co.	378,210	29,205,376
		75,699,047

Textiles, Apparel & Luxury Goods—4.0%
Brunello Cucinelli SpA	422,202	7,660,319
Kering	176,850	28,946,243
LVMH Moet Hennessy Louis Vuitton SE	272,960	46,578,465
Tod’s SpA	151,201	13,266,379
		96,451,406

Consumer Staples—5.7%
Beverages—0.8%
Ambev SA, ADR	957,850	4,693,465
Fomento Economico Mexicano SAB de CV, ADR	148,435	13,247,824
		17,941,289

Food Products—2.8%
Nestle SA	344,473	25,941,057
Unilever plc	1,048,963	42,730,083
		68,671,140

Household Products—2.1%
Colgate-Palmolive Co.	815,240	51,735,130

Energy—1.2%
Energy Equipment & Services—0.7%
Technip SA	357,680	16,899,054

Oil, Gas & Consumable Fuels—0.5%
Repsol SA	1,079,527	12,579,416

Financials—22.5%
Capital Markets—6.1%
Credit Suisse Group AG1	1,194,806	28,744,278
Deutsche Bank AG	907,458	24,395,817
Goldman Sachs Group, Inc. (The)	206,280	35,843,213
Nomura Holdings, Inc.	2,072,800	12,026,842
UBS Group AG	2,485,623	46,061,374
		147,071,524

Commercial Banks—7.0%
Banca Monte dei Paschi di Siena SpA[1]	6,638,366	11,860,837
Banco Bilbao Vizcaya Argentaria SA	2,735,461	23,201,380
Citigroup, Inc.	1,040,450	51,616,724
ICICI Bank Ltd., Sponsored ADR	4,007,050	33,579,079
Societe Generale SA	504,249	22,556,098
Sumitomo Mitsui Financial Group, Inc.	711,200	27,073,600
		169,887,718

	Shares	Value
Diversified Financial Services—2.4%
McGraw Hill Financial, Inc.	674,590	$58,352,035

Insurance—5.6%
Allianz SE	256,669	40,229,121
Dai-ichi Life Insurance Co. Ltd. (The)	2,105,500	33,671,832
FNF Group	551,740	19,570,218
Prudential plc	1,950,887	41,242,855
		134,714,026

Real Estate Management & Development—1.4%
DLF Ltd.	16,696,572	35,240,491

Health Care—16.8%
Biotechnology—7.5%
ACADIA Pharmaceuticals, Inc.[1]	454,590	15,033,291
Biogen, Inc.[1]	87,490	25,530,457
BioMarin Pharmaceutical, Inc.[1]	194,690	20,504,751
Bluebird Bio, Inc.[1]	142,500	12,190,875
Celldex Therapeutics, Inc.[1]	1,204,660	12,697,117
Circassia Pharmaceuticals plc[1]	4,471,614	19,831,940
Clovis Oncology, Inc.[1]	168,850	15,527,446
Gilead Sciences, Inc.	334,600	32,854,374
MacroGenics, Inc.[1]	330,510	7,079,524
Medivation, Inc.[1]	204,710	8,700,175
Vertex Pharmaceuticals, Inc.[1]	97,120	10,114,077
		180,064,027

Health Care Equipment & Supplies—1.7%
St. Jude Medical, Inc.	249,860	15,763,667
Zimmer Biomet Holdings, Inc.	261,560	24,568,331
		40,331,998

Health Care Providers & Services—4.4%
Aetna, Inc.	529,610	57,944,630
Anthem, Inc.	294,515	41,232,100
Cigna Corp.	45,470	6,139,359
Humana, Inc.	6,410	1,147,390
		106,463,479

Pharmaceuticals—3.2%
Bayer AG	292,166	37,341,237
Roche Holding AG	85,210	22,525,605
Shire plc	233,430	15,932,540
Theravance Biopharma, Inc.[1]	157,022	1,725,672
Theravance, Inc.	124,360	892,905
		78,417,959

Industrials—10.9%
Aerospace & Defense—2.8%
Airbus Group SE	853,270	50,680,839
Embraer SA, Sponsored ADR	673,003	17,215,417
		67,896,256

Air Freight & Couriers—1.4%
United Parcel Service, Inc., Cl. B	331,650	32,730,539

Building Products—1.5%
Assa Abloy AB, Cl. B	2,037,628	36,599,428

Construction & Engineering—0.2%
FLSmidth & Co. AS	165,090	5,489,225

Electrical Equipment—2.5%
Emerson Electric Co.	351,060	15,506,320
Nidec Corp.	519,900	35,819,353
Prysmian SpA	475,817	9,842,977
		61,168,650

Industrial Conglomerates—1.8%
3M Co.	232,160	32,913,323

1 OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Industrial Conglomerates (Continued)
Siemens AG	126,048	$11,261,540
		44,174,863

Machinery—0.7%
FANUC Corp.	99,900	15,401,503

Information Technology—24.4%
Communications Equipment—1.5%
Telefonaktiebolaget LM Ericsson, Cl. B	3,738,456	36,825,757

Electronic Equipment, Instruments, & Components—4.7%
Keyence Corp.	75,111	33,630,023
Kyocera Corp.	596,400	27,367,323
Murata Manufacturing Co. Ltd.	396,500	51,492,718
		112,490,064

Internet Software & Services—6.9%
eBay, Inc.[1]	981,310	23,983,216
Facebook, Inc., Cl. A1	448,720	40,339,928
Google, Inc., Cl. A1	72,640	46,371,197
Google, Inc., Cl. C1	75,342	45,839,580
Qihoo 360 Technology Co. Ltd., ADR[1]	194,400	9,298,152
		165,832,073

IT Services—1.4%
Earthport plc[1]	7,062,383	4,282,315
PayPal Holdings, Inc.[1]	981,310	30,459,863
		34,742,178

	Shares	Value
Semiconductors & Semiconductor Equipment—4.5%
Altera Corp.	993,360	$49,747,469
Maxim Integrated Products, Inc.	1,313,625	43,875,075
SunEdison, Inc.[1]	2,198,130	15,782,573
		109,405,117

Software—5.4%
Adobe Systems, Inc.[1]	589,473	48,466,470
Intuit, Inc.	478,840	42,497,050
SAP SE	622,198	40,253,978
		131,217,498

Materials—0.9%
Chemicals—0.9%
Linde AG	137,050	22,199,992

Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
KDDI Corp.	1,511,700	33,853,508
Total Common Stocks (Cost $1,376,705,681)		2,335,390,517

Preferred Stocks—1.6%
Bayerische Motoren Werke (BMW) AG, Preference	548,867	37,686,340
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	79,253,601	1,062,510
Total Preferred Stocks (Cost $16,339,750)		38,748,850

Investment Company—1.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $32,248,655)	32,248,655	32,248,655

Total Investments, at Value (Cost $1,425,294,086)	99.4%	2,406,388,022
Net Other Assets (Liabilities)	0.6	13,563,492
Net Assets	100.0%	$2,419,951,514

2 OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited/Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	12,394,365	367,426,409	347,572,119	32,248,655

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$32,248,655	$24,094

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,114,515,774	46.3%
Japan	290,696,745	12.1
Germany	213,368,025	8.9
Switzerland	123,272,313	5.1
United Kingdom	119,653,081	5.0
France	114,979,859	4.8
India	89,451,324	3.7
Spain	82,274,467	3.4
Sweden	73,425,185	3.0
Netherlands	50,680,839	2.1
Italy	42,630,512	1.8
China	33,135,755	1.4
Brazil	21,908,882	0.9
Ireland	15,932,540	0.7
Mexico	13,247,824	0.5
Denmark	5,489,225	0.2
Cayman Islands	1,725,672	0.1

Total	$2,406,388,022	100.0%

3 OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

4 OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$124,120,217	$182,874,363	$—	$306,994,580
Consumer Staples	69,676,419	68,671,140	—	138,347,559
Energy	—	29,478,470	—	29,478,470
Financials	198,961,269	346,304,525	—	545,265,794
Health Care	309,646,141	95,631,322	—	405,277,463
Industrials	98,365,599	165,094,865	—	263,460,464
Information Technology	396,660,573	193,852,114	—	590,512,687
Materials	—	22,199,992	—	22,199,992
Telecommunication Services	—	33,853,508	—	33,853,508
Preferred Stocks	1,062,510	37,686,340	—	38,748,850
Investment Company	32,248,655	—	—	32,248,655

Total Assets	$1,230,741,383	$1,175,646,639	$—	$2,406,388,022

5 OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Financials	$(47,359,051)	$47,359,051

Total Assets	$(47,359,051)	$47,359,051

*	Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

6 OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,453,065,942

Gross unrealized appreciation	$1,074,142,695
Gross unrealized depreciation	(120,820,615)

Net unrealized appreciation	$953,322,080

7 OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Shares	Value
Common Stocks—98.2%
Consumer Discretionary—10.4%
Auto Components—1.1%
Delphi Automotive plc	176,030	$13,385,321

Automobiles—1.4%
General Motors Co.	291,512	8,751,190
Harley-Davidson, Inc.	133,960	7,354,404
		16,105,594

Hotels, Restaurants & Leisure—0.6%
Dunkin’ Brands Group, Inc.	151,010	7,399,490

Internet & Catalog Retail—1.4%
Amazon.com, Inc.[1]	31,440	16,093,822

Media—2.2%
Comcast Corp., Cl. A	457,205	26,005,820

Specialty Retail—3.7%
AutoZone, Inc.[1]	27,550	19,941,517
Home Depot, Inc. (The)	197,857	22,850,505
		42,792,022

Consumer Staples—10.9%
Beverages—3.0%
Diageo plc	192,820	5,188,880
PepsiCo, Inc.	313,540	29,566,822
		34,755,702

Food Products—3.4%
Mondelez International, Inc., Cl. A	961,180	40,244,606

Household Products—1.6%
Henkel AG & Co. KGaA	217,772	19,228,479

Tobacco—2.9%
Philip Morris International, Inc.	428,299	33,976,960

Energy—6.5%
Oil, Gas & Consumable Fuels—6.5%
Chevron Corp.	342,740	27,035,331
HollyFrontier Corp.	165,940	8,104,510
Magellan Midstream Partners LP2	108,735	6,536,061
Noble Energy, Inc.	454,630	13,720,733
Suncor Energy, Inc.	770,590	20,590,165
		75,986,800

Financials—18.4%
Capital Markets—1.6%
Bank of New York Mellon Corp. (The)	485,240	18,997,146

Commercial Banks—4.5%
Citigroup, Inc.	851,998	42,267,621
M&T Bank Corp.	84,720	10,331,604
		52,599,225

Consumer Finance—1.1%
Discover Financial Services	262,273	13,635,573

Diversified Financial Services—6.5%
Berkshire Hathaway, Inc., Cl. B1	182,640	23,816,256
CME Group, Inc., Cl. A	376,640	34,929,594
McGraw Hill Financial, Inc.	200,391	17,333,821
		76,079,671

Insurance—3.4%
American International Group, Inc.	349,410	19,853,476
Genworth Financial, Inc., Cl. A1	990,050	4,574,031
Marsh & McLennan Cos., Inc.	288,860	15,084,269
		39,511,776

	Shares	Value
Real Estate Investment Trusts (REITs)—1.3%
Simon Property Group, Inc.	85,380	$15,686,014

Health Care—14.7%
Biotechnology—1.6%
Gilead Sciences, Inc.	186,810	18,342,874

Health Care Equipment & Supplies—1.2%
Boston Scientific Corp.[1]	879,510	14,432,759

Health Care Providers & Services—4.9%
Express Scripts Holding Co.[1]	302,497	24,490,157
HCA Holdings, Inc.[1]	131,630	10,182,897
UnitedHealth Group, Inc.	202,080	23,443,301
		58,116,355

Pharmaceuticals—7.0%
Allergan plc[1]	68,320	18,570,059
Bristol-Myers Squibb Co.	343,750	20,350,000
Merck & Co., Inc.	460,240	22,731,254
Mylan NV1	242,520	9,763,855
Zoetis, Inc., Cl. A	262,857	10,824,451
		82,239,619

Industrials—11.8%
Aerospace & Defense—1.7%
Lockheed Martin Corp.	48,090	9,969,538
United Technologies Corp.	114,130	10,156,429
		20,125,967

Commercial Services & Supplies—2.3%
Republic Services, Inc., Cl. A	101,600	4,185,920
Tyco International plc	489,665	16,384,191
Waste Connections, Inc.	127,450	6,191,521
		26,761,632

Industrial Conglomerates—2.9%
General Electric Co.	1,336,400	33,704,008

Machinery—1.5%
Deere & Co.	247,240	18,295,760

Professional Services—1.3%
Nielsen Holdings plc	334,990	14,897,005

Road & Rail—2.1%
Canadian National Railway Co.	323,720	18,374,347
CSX Corp.	244,150	6,567,635
		24,941,982

Information Technology—18.8%
Internet Software & Services—6.2%
Facebook, Inc., Cl. A1	203,010	18,250,599
Google, Inc., Cl. C1	90,097	54,816,817
		73,067,416

IT Services—5.7%
Amdocs Ltd.	438,860	24,962,357
MasterCard, Inc., Cl. A	148,420	13,375,610
PayPal Holdings, Inc.[1]	526,310	16,336,662
Xerox Corp.	1,197,567	11,652,327
		66,326,956

Semiconductors & Semiconductor Equipment—0.9%
Applied Materials, Inc.	752,030	11,047,321

Technology Hardware, Storage & Peripherals—6.0%
Apple, Inc.	522,496	57,631,309
Western Digital Corp.	161,400	12,821,616
		70,452,925

1  OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Materials—1.7%
Chemicals—0.6%
PPG Industries, Inc.	81,440	$7,141,474

Construction Materials—1.0%
Vulcan Materials Co.	133,000	11,863,600

Metals & Mining—0.1%
Teck Resources Ltd., Cl. B	207,180	994,464

Telecommunication Services—1.6%
Diversified Telecommunication Services—1.6%
Verizon Communications, Inc.	443,090	19,278,846

Utilities—3.4%
Electric Utilities—0.6%
ITC Holdings Corp.	204,050	6,803,027

Gas Utilities—0.5%
AmeriGas Partners LP2	141,310	5,868,604

Multi-Utilities—2.3%
PG&E Corp.	509,000	26,875,200
Total Common Stocks (Cost $944,428,412)		1,154,061,815

Investment Company—1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[3,4] (Cost $13,635,227)	13,635,227	13,635,227

Total Investments, at Value (Cost $958,063,639)	99.4%	1,167,697,042
Net Other Assets (Liabilities)	0.6	7,564,659
Net Assets	100.0%	$1,175,261,701

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	26,546,400	260,005,835	272,917,008	13,635,227

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$13,635,227	$15,116

2  OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

3    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset- backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$121,782,069	$—	$—	$121,782,069
Consumer Staples	103,788,388	24,417,359	—	128,205,747
Energy	75,986,800	—	—	75,986,800
Financials	216,509,405	—	—	216,509,405
Health Care	173,131,607	—	—	173,131,607
Industrials	138,726,354	—	—	138,726,354
Information Technology	220,894,618	—	—	220,894,618
Materials	19,999,538	—	—	19,999,538
Telecommunication Services	19,278,846	—	—	19,278,846
Utilities	39,546,831	—	—	39,546,831
Investment Company	13,635,227	—	—	13,635,227

Total Assets	$1,143,279,683	$24,417,359	$—	$1,167,697,042

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5  OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$959,157,296

Gross unrealized appreciation	$271,940,597
Gross unrealized depreciation	(63,400,851)

Net unrealized appreciation	$208,539,746

6  OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Shares	Value

Common Stocks—96.8%

Consumer Discretionary—9.5%

Auto Components—1.6%

Dana Holding Corp.	966,473	$15,347,591

Hotels, Restaurants & Leisure—5.6%

Brinker International, Inc.	235,360	12,396,411

International Speedway Corp., Cl. A	214,977	6,819,071

Krispy Kreme Doughnuts, Inc.[1]	306,260	4,480,584

Popeyes Louisiana Kitchen, Inc.[1]	302,240	17,034,246

Texas Roadhouse, Inc., Cl. A	342,640	12,746,208

		53,476,520

Specialty Retail—2.3%

Mattress Firm Holding Corp.[1]	282,533	11,798,578

Party City Holdco, Inc.[1]	627,260	10,017,342

		21,815,920

Consumer Staples—4.1%

Food Products—2.5%

Pinnacle Foods, Inc.	569,070	23,832,652

Personal Products—0.5%

Nu Skin Enterprises, Inc., Cl. A	119,090	4,916,035

Tobacco—1.1%

Universal Corp.	208,460	10,333,362

Energy—3.0%

Energy Equipment & Services—0.7%

RigNet, Inc.[1]	246,810	6,293,655

Oil, Gas & Consumable Fuels—2.3%

Cone Midstream Partners LP2	494,513	4,910,514

Renewable Energy Group, Inc.[1]	941,003	7,791,505

Western Refining, Inc.	213,201	9,406,428

		22,108,447

Financials—24.7%

Commercial Banks—10.8%

BancorpSouth, Inc.	729,620	17,343,068

BankUnited, Inc.	526,655	18,827,916

First Niagara Financial Group, Inc.	1,120,010	11,435,302

FirstMerit Corp.	878,466	15,522,494

MB Financial, Inc.	530,000	17,299,200

Talmer Bancorp, Inc., Cl. A	614,760	10,235,754

Webster Financial Corp.	353,830	12,606,963

		103,270,697

Insurance—2.7%

Endurance Specialty Holdings Ltd.	156,400	9,545,092

James River Group Holdings Ltd.	344,600	9,266,294

Old Republic International Corp.	431,200	6,743,968

		25,555,354

Real Estate Investment Trusts (REITs)—9.6%

Apollo Commercial Real Estate Finance, Inc.	704,202	11,063,013

Chatham Lodging Trust	655,550	14,081,214

CYS Investments, Inc.	1,759,170	12,771,574

DuPont Fabros Technology, Inc.	378,700	9,800,756

LaSalle Hotel Properties	529,616	15,035,798

National Storage Affiliates Trust	652,230	8,837,717

STAG Industrial, Inc.	1,126,510	20,513,747

		92,103,819

Thrifts & Mortgage Finance—1.6%

Flagstar Bancorp, Inc.[1]	263,287	5,413,181

Oritani Financial Corp.	628,840	9,822,481

		15,235,662

Health Care—13.2%

Biotechnology—1.7%

ACADIA Pharmaceuticals, Inc.[1]	198,530	6,565,387

	Shares	Value

Biotechnology (Continued)

Axovant Sciences Ltd.[1]	120,420	$1,555,827

Celldex Therapeutics, Inc.[1]	166,730	1,757,334

Ultragenyx Pharmaceutical, Inc.[1]	68,190	6,567,379

		16,445,927

Health Care Equipment & Supplies—1.7%

DexCom, Inc.[1]	54,630	4,690,532

NxStage Medical, Inc.[1]	382,450	6,031,237

Spectranetics Corp. (The)[1]	438,380	5,168,500

		15,890,269

Health Care Providers & Services—6.9%

Acadia Healthcare Co., Inc.[1]	190,190	12,603,891

Diplomat Pharmacy, Inc.[1]	248,130	7,128,775

HealthSouth Corp.	422,440	16,209,023

Team Health Holdings, Inc.[1]	222,970	12,047,069

WellCare Health Plans, Inc.[1]	215,311	18,555,502

		66,544,260

Life Sciences Tools & Services—0.8%

VWR Corp.[1]	285,950	7,346,056

Pharmaceuticals—2.1%

Aratana Therapeutics, Inc.[1]	286,450	2,423,367

Prestige Brands Holdings, Inc.[1]	396,956	17,926,533

		20,349,900

Industrials—15.3%

Aerospace & Defense—0.5%

AAR Corp.	249,935	4,741,267

Air Freight & Couriers—0.4%

XPO Logistics, Inc.[1]	177,130	4,221,008

Airlines—0.6%

Spirit Airlines, Inc.[1]	119,000	5,628,700

Building Products—1.0%

Masonite International Corp.[1]	154,170	9,339,619

Commercial Services & Supplies—4.9%

ABM Industries, Inc.	377,100	10,298,601

ACCO Brands Corp.[1]	1,364,537	9,647,276

KAR Auction Services, Inc.	530,730	18,840,915

Matthews International Corp., Cl. A	160,440	7,856,747

		46,643,539

Construction & Engineering—0.7%

AECOM[1]	241,873	6,653,926

Electrical Equipment—0.7%

Generac Holdings, Inc.[1]	237,990	7,161,119

Machinery—1.2%

Greenbrier Cos., Inc. (The)	179,540	5,765,029

SPX Corp.	120,040	1,430,877

SPX FLOW, Inc.[1]	120,040	4,132,977

		11,328,883

Professional Services—3.5%

Korn/Ferry International	630,651	20,855,629

On Assignment, Inc.[1]	338,660	12,496,554

		33,352,183

Road & Rail—1.1%

Saia, Inc.[1]	166,780	5,161,841

Swift Transportation Co., Cl. A1	387,294	5,817,156

		10,978,997

Transportation Infrastructure—0.7%

Wesco Aircraft Holdings, Inc.[1]	553,050	6,747,210

1	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Information Technology—18.1%

Electronic Equipment, Instruments, & Components—2.0%

SYNNEX Corp.	225,880	$19,213,353

Internet Software & Services—1.8%

j2 Global, Inc.	248,233	17,587,308

IT Services—3.2%

Black Knight Financial Services, Inc., Cl. A1	348,420	11,341,071

Booz Allen Hamilton Holding Corp., Cl. A	391,910	10,271,961

CACI International, Inc., Cl. A1	127,420	9,425,257

		31,038,289

Semiconductors & Semiconductor Equipment—3.0%

Cavium, Inc.[1]	152,390	9,352,174

Cypress Semiconductor Corp.[1]	500,481	4,264,098

MKS Instruments, Inc.	450,130	15,092,859

		28,709,131

Software—8.1%

FleetMatics Group plc[1]	146,070	7,170,576

Fortinet, Inc.[1]	281,951	11,977,279

Guidewire Software, Inc.[1]	259,090	13,622,952

Imperva, Inc.[1]	252,810	16,553,999

Paylocity Holding Corp.[1]	409,910	12,293,201

Proofpoint, Inc.[1]	168,940	10,190,461

Zynga, Inc., Cl. A1	2,773,390	6,323,329

		78,131,797

Materials—5.3%

Chemicals—1.0%

A. Schulman, Inc.	163,978	5,324,366

Intrepid Potash, Inc.[1]	707,110	3,917,389

		9,241,755

	Shares	Value

Construction Materials—0.4%

Summit Materials, Inc., Cl. A1	213,380	$4,005,143

Metals & Mining—2.0%

Kaiser Aluminum Corp.	192,620	15,457,755

Osisko Gold Royalties Ltd.	397,307	4,197,848

		19,655,603

Paper & Forest Products—1.9%

Boise Cascade Co.[1]	266,350	6,717,347

PH Glatfelter Co.	658,303	11,335,978

		18,053,325

Utilities—3.6%

Electric Utilities—2.8%

ALLETE, Inc.	275,150	13,892,323

Portland General Electric Co.	345,440	12,770,917

		26,663,240

Gas Utilities—0.8%

Suburban Propane Partners LP2	237,405	7,803,502

Total Common Stocks (Cost $825,787,035)		927,765,023

Investment Company—3.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[3,4] (Cost $30,781,699)	30,781,699	30,781,699

Total Investments, at Value
(Cost $856,568,734)	100.0%	958,546,722

Net Other Assets (Liabilities)	0.0	12,730

Net Assets	100.0%	$958,559,452

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	3,962,569	210,339,974	183,520,844	30,781,699

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$30,781,699	$17,418

2	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

 Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

3	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$90,640,031	$—	$—	$90,640,031
Consumer Staples	39,082,049	—	—	39,082,049
Energy	28,402,102	—	—	28,402,102
Financials	236,165,532	—	—	236,165,532
Health Care	126,576,412	—	—	126,576,412
Industrials	146,796,451	—	—	146,796,451
Information Technology	174,679,878	—	—	174,679,878
Materials	50,955,826	—	—	50,955,826
Utilities	34,466,742	—	—	34,466,742
Investment Company	30,781,699	—	—	30,781,699

Total Assets	$958,546,722	$—	$—	$958,546,722

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

5	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes (Continued)

Federal tax cost of securities	$857,430,259

Gross unrealized appreciation	$169,939,129
Gross unrealized depreciation	(68,822,666)

Net unrealized appreciation	$101,116,463

6	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—27.4%
Yankee Certificates of Deposit—27.4%
Bank of Montreal, Chicago:
0.14%	10/1/15	10/1/15	$25,000,000	$ 25,000,000
0.15%	10/7/15	10/7/15	25,000,000	25,000,000
0.15%	10/5/15	10/5/15	15,000,000	15,000,000
0.27%	10/23/15	10/23/15	5,000,000	5,000,000
0.30%	12/28/15	12/28/15	10,000,000	10,000,000
0.306%[1]	10/14/15	12/14/15	5,000,000	5,000,000
Bank of Nova Scotia, Houston TX:
0.33%[1]	10/1/15	3/23/16	2,000,000	2,000,000
0.34%[1]	10/2/15	1/4/16	3,000,000	3,000,000
0.413%[1]	10/4/15	3/4/16	5,000,000	5,001,634
Canadian Imperial Bank of Commerce NY:
0.09%	10/5/15	10/5/15	20,000,000	20,000,000
0.12%	10/15/15	10/15/15	25,000,000	25,000,000
0.12%	10/13/15	10/13/15	25,000,000	25,000,000
0.13%	10/9/15	10/9/15	30,000,000	30,000,000
0.14%	10/26/15	10/26/15	30,000,000	30,000,000
DZ Bank, New York, 0.20%	11/18/15	11/18/15	25,000,000	25,000,000
HSBC Bank USA NA, 0.43%	11/17/15	11/17/15	5,000,000	5,000,000
Mitsubishi UFJ TR & BK NY:
0.31%[2]	10/14/15	10/14/15	2,300,000	2,300,000
0.32%[2]	12/1/15	12/1/15	5,000,000	5,000,000
0.39%[2]	1/21/16	1/21/16	5,000,000	5,000,000
0.39%[2]	1/19/16	1/19/16	10,000,000	10,000,000
0.40%[2]	2/4/16	2/4/16	12,000,000	12,000,000
0.50%[2]	3/16/16	3/16/16	5,000,000	5,000,000
Rabobank Nederland NV, New York:
0.31%	12/1/15	12/1/15	3,000,000	3,000,000
0.33%	12/21/15	12/21/15	5,000,000	5,000,000
0.35%	12/22/15	12/22/15	5,000,000	5,000,000
0.651%	12/11/15	12/11/15	3,000,000	2,998,077
Royal Bank of Canada, New York, 0.309%[1]	10/6/15	1/6/16	5,000,000	5,000,000
Skandinaviska Enskilda Bank, New York:
0.30%	11/19/15	11/19/15	5,000,000	5,000,000
0.33%	10/15/15	10/15/15	1,500,000	1,500,000
Skandinaviska Enskilda Banken, Grand Cayman, 0.05%	10/1/15	10/1/15	50,000,000	50,000,000
State Street Bank & Trust, 0.374%[1]	10/11/15	2/11/16	5,000,000	5,000,000
Sumitomo Mutsui Bank NY:
0.19%	10/16/15	10/16/15	35,000,000	35,000,000
0.19%	10/22/15	10/22/15	20,000,000	20,000,000
0.29%	10/26/15	10/26/15	8,000,000	8,000,000
0.31%	10/28/15	10/28/15	600,000	600,000
0.32%	11/2/15	11/2/15	1,000,000	1,000,000
0.33%	11/24/15	11/24/15	10,000,000	10,000,000
0.37%	1/4/16	1/4/16	7,300,000	7,300,000
0.39%	1/19/16	1/19/16	5,000,000	5,000,000
Svenska Handelsbanken, Grand Cayman, 0.04%	10/1/15	10/1/15	138,800,000	138,800,000
Swedbank AB, New York, 0.30%	11/20/15	11/20/15	10,000,000	10,000,000

1        OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

		Final Legal
	Maturity	Maturity	Principal
	Date*	Date**	Amount	Value
Swedbank, Grand Cayman, 0.02%	10/1/15	10/1/15	$90,000,000	$ 90,000,000
Toronto Dominion Bank, New York:
0.175%	10/19/15	10/19/15	50,000,000	50,000,000
0.30%	10/27/15	10/27/15	3,000,000	3,000,065
0.359%[1]	10/16/15	3/16/16	5,000,000	5,000,000
Wells Fargo Bank NA:
0.31%[1]	10/1/15	10/22/15	3,500,000	3,500,000
0.323%[1]	10/2/15	5/3/16	2,500,000	2,500,000
Westpac Banking Corp., New York:
0.293%[1]	10/3/15	11/3/15	4,700,000	4,700,000
0.324%[1]	10/27/15	5/27/16	1,000,000	1,000,000
0.353%[1]	10/1/15	7/1/16	5,000,000	5,000,000

Total Certificates of Deposit (Cost $777,199,776)				777,199,776

Corporate Bonds and Notes—0.1%
General Electric Co., 0.85% (Cost $3,060,400)	10/9/15	10/9/15	3,060,000	3,060,400

Direct Bank Obligations—21.1%
Bank of Tokyo-Mitsubishi UFJ NY:
0.28%[2]	10/22/15	10/22/15	2,145,000	2,144,650
0.30%[2]	10/9/15	10/9/15	700,000	699,953
BNP Paribas, New York:
0.16%	10/7/15	10/7/15	30,000,000	29,999,200
0.17%	10/23/15	10/23/15	25,000,000	24,997,403
0.26%	12/1/15	12/1/15	45,000,000	44,980,175
0.31%	11/2/15	11/2/15	5,000,000	4,998,622
0.33%	11/24/15	11/24/15	5,000,000	4,997,525
Commonwealth Bank of Australia:
0.25%[3]	11/10/15	11/10/15	10,000,000	9,997,222
0.304%[1,3]	10/12/15	12/7/15	3,000,000	3,000,000
Credit Agricole Corporate & Investment Bank, New York Branch:
0.06%	10/1/15	10/1/15	60,000,000	60,000,000
0.14%	10/2/15	10/2/15	58,800,000	58,799,771
DnB Bank ASA:
0.08%[3]	11/3/15	11/3/15	50,000,000	49,996,333
0.26%[3]	10/13/15	10/13/15	5,000,000	4,999,567
0.326%[3]	10/1/15	10/1/15	5,000,000	5,000,000
ING (US) Funding LLC:
0.30%	11/4/15	11/4/15	3,000,000	2,999,150
0.32%	10/23/15	10/23/15	2,000,000	1,999,609
0.32%	10/14/15	10/14/15	5,000,000	4,999,422
0.33%	11/5/15	11/5/15	1,000,000	999,679
0.33%	11/2/15	11/2/15	2,000,000	1,999,413
0.35%	12/8/15	12/8/15	5,000,000	4,996,695
0.37%	1/4/16	1/4/16	20,000,000	19,980,472
PNC Bank NA, 0.411%	10/23/15	10/23/15	5,000,000	4,998,747
Royal Bank of Canada, 0.05%	11/2/15	11/2/15	50,000,000	49,997,778
Skandinaviska Enskilda Banken AB:
0.18%[3]	10/6/15	10/6/15	9,900,000	9,899,752

2        OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Skandinaviska Enskilda Banken AB: (Continued)
0.27%[3]	10/23/15	10/23/15	$4,945,000	$ 4,944,184
0.30%[3]	12/21/15	12/21/15	3,000,000	2,997,975
Societe Generale, 0.01%[3]	10/1/15	10/1/15	50,000,000	50,000,000
Swedbank AB:
0.30%	12/1/15	12/1/15	10,000,000	9,994,917
0.31%	12/2/15	12/2/15	15,000,000	14,991,992
0.32%	11/12/15	11/12/15	5,000,000	4,998,133
0.325%	11/17/15	11/17/15	1,000,000	999,576
0.325%	11/18/15	11/18/15	700,000	699,697
Toronto Dominion Holdings USA, Inc.:
0.15%[3]	11/2/15	11/2/15	15,000,000	14,998,000
0.16%[3]	11/9/15	11/9/15	25,000,000	24,995,667
0.17%[3]	10/20/15	10/20/15	30,000,000	29,997,308
UBS Finance (Delaware) LLC, 0.21%	10/15/15	10/15/15	30,000,000	29,997,550

Total Direct Bank Obligations (Cost $597,096,137)				597,096,137

Short-Term Notes/Commercial Paper—40.5%
Leasing & Factoring—1.4%
American Honda Finance Corp., 0.15%	10/21/15	10/21/15	8,500,000	8,499,292
Toyota Motor Credit Corp.:
0.23%	10/20/15	10/20/15	15,000,000	14,998,179
0.36%	12/23/15	12/23/15	10,000,000	9,991,700
0.364%[1]	10/25/15	2/22/16	5,000,000	5,000,000

				38,489,171

Machinery—0.3%
Caterpillar, Inc., 0.22%	12/2/15	12/2/15	10,000,000	9,996,211
Municipal—2.9%
Albany Industrial Development Agency Bonds,
Albany Medical Center Hospital, Series 2007B, 0.27%[1]	10/7/15	10/7/15	1,710,000	1,710,000
Baltimore, MD General Obligation Bonds, Series
2003D, 0.14%[1]	10/7/15	10/7/15	1,850,000	1,850,000
Fort Collins, CO Economic Development Revenue
Bonds, Oakridge Project, Series A, 0.17%[1]	10/7/15	10/7/15	2,615,000	2,615,000
Grand River Dam Authority Revenue Bonds, Series
2014C, 0.15%[1]	10/7/15	10/7/15	5,750,000	5,750,000
IN Development Finance Authority, TTP, Inc.
Project, Series 2001, 0.17%[1]	10/7/15	10/7/15	1,680,000	1,680,000
MI Finance Authority School Loan Revolving Fund
Revenue Bonds, Series 2010B, 0.13%[1]	10/7/15	10/7/15	7,000,000	7,000,000
NJ Health Care Facilities Financing Authority, Saint
Barnabas Corp., Series 2011C, 0.12%[1]	10/7/15	10/7/15	3,070,000	3,070,000
NYS Housing Finance Agency Clinton Park Phase ll
Housing Revenue Bonds, MH Rental LLC, Series 2011B, 0.15%[1]	10/7/15	10/7/15	8,650,000	8,650,000
San Antonio, TX Industrial Development Authority
Revenue Bonds, Tnidall Corp., 0.24%[1]	10/7/15	10/7/15	1,400,000	1,400,000

3        OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

		Final Legal
	Maturity	Maturity	Principal
	Date*	Date**	Amount	Value
Municipal (Continued)
St. Paul, MN Bonds, Rivercentre Arena Project,
Series 2009A, 0.19%[1]	10/7/15	10/7/15	$1,000,000	$ 1,000,000
Tennis for Charity, Inc. Bonds, Series 2004, 0.12%[1]	10/7/15	10/7/15	1,780,000	1,780,000
University Hospitals Health System, Inc. Hospital
Revenue Bonds, Series 2013C, 0.18%[1]	10/7/15	10/7/15	36,250,000	36,250,000
Valdosta-Lowndes Cnty., GA Industrial Authority
Revenue Bonds, Steeda Autosports, Inc. Project,
Series 08, 0.17%[1]	10/7/15	10/7/15	1,000,000	1,000,000
West Memphis, AR Industrial Development
Revenue Bonds, S-B Power Tool, Series 2000A, 0.17%[1]	10/7/15	10/7/15	8,100,000	8,100,000

				81,855,000

Oil, Gas & Consumable Fuels—5.3%
ExxonMobil Corp.:
0.045%	10/1/15	10/1/15	87,127,000	87,127,000
0.12%	10/8/15	10/8/15	30,000,000	29,999,300
0.125%	10/19/15	10/19/15	16,000,000	15,998,998
Total Capital Canada:
0.03%[3]	10/1/15	10/1/15	12,000,000	12,000,000
0.25%[3]	11/23/15	11/23/15	6,500,000	6,497,608

				151,622,906

Personal Products—0.4%
Reckitt Benckiser Treasury Services plc:
0.20%[3]	11/12/15	11/12/15	1,500,000	1,499,650
0.431%[3]	2/2/16	2/2/16	8,000,000	7,988,151

				9,487,801

Pharmaceuticals—2.7%
Johnson & Johnson, 0.055%[3]	10/2/15	10/2/15	34,000,000	33,999,948
Novartis Finance Corp., 0.12%[3]	10/21/15	10/21/15	42,800,000	42,797,147

				76,797,095

Receivables Finance—14.5%
Alpine Securitization Corp., 0.27%	10/1/15	10/1/15	2,000,000	2,000,000
Barton Capital LLC, 0.19%[3]	10/2/15	10/2/15	4,750,000	4,749,975
CAFCO LLC:
0.01%[3]	10/1/15	10/1/15	31,800,000	31,800,000
0.312%[3]	11/5/15	11/5/15	725,000	724,780
0.511%[3]	3/7/16	3/7/16	18,785,000	18,742,953
Chariot Funding LLC:
0.10%[3]	10/1/15	10/1/15	24,143,000	24,143,000
0.391%[3]	12/8/15	12/8/15	5,000,000	4,996,317
0.471%[3]	1/5/16	1/5/16	2,000,000	1,997,493
0.511%[3]	2/9/16	2/9/16	2,000,000	1,996,288
0.521%[3]	2/17/16	2/17/16	2,000,000	1,995,984
CRC Funding LLC:
0.01%	10/1/15	10/1/15	5,500,000	5,500,000
0.30%	11/9/15	11/9/15	1,120,000	1,119,636

4        OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

		Final Legal
	Maturity	Maturity	Principal
	Date*	Date**	Amount	Value
Receivables Finance (Continued)
Fairway Finance Co. LLC, 0.22%[3]	10/2/15	10/2/15	$8,857,000	$ 8,856,946
Gotham Funding Corp., 0.097%[3]	10/1/15	10/1/15	10,980,000	10,980,000
Jupiter Securitization Co. LLC, 0.10%[3]	10/1/15	10/1/15	11,804,000	11,804,000
Manhattan Asset Funding Co.:
0.05%[3]	10/1/15	10/1/15	1,205,000	1,205,000
0.16%[3]	10/14/15	10/14/15	9,000,000	8,999,480
0.22%[3]	10/6/15	10/6/15	6,502,000	6,501,801
0.24%[3]	10/13/15	10/13/15	30,000,000	29,997,600
Old Line Funding Corp., 0.30%[3]	12/4/15	12/4/15	25,000,000	24,986,667
Sheffield Receivables Corp.:
0.24%[3]	10/8/15	10/8/15	25,000,000	24,998,833
0.32%[3]	10/5/15	10/5/15	7,000,000	6,999,751
0.32%[3]	11/25/15	11/25/15	15,000,000	14,992,667
0.32%[3]	11/4/15	11/4/15	3,700,000	3,698,882
Starbird Funding Corp.:
0.12%[3]	10/1/15	10/1/15	20,000,000	20,000,000
0.31%[3]	10/13/15	10/13/15	2,000,000	1,999,793
0.31%[3]	10/27/15	10/27/15	5,000,000	4,998,881
0.32%[3]	11/6/15	11/6/15	4,900,000	4,898,432
0.32%[3]	11/4/15	11/4/15	4,000,000	3,998,791
0.33%[3]	11/13/15	11/13/15	1,000,000	999,606
0.34%[3]	12/1/15	12/1/15	8,000,000	7,995,391
0.35%[3]	12/3/15	12/3/15	15,000,000	14,990,812
Thunder Bay Funding LLC:
0.21%[3]	10/5/15	10/5/15	1,650,000	1,649,961
0.25%[3]	10/15/15	10/15/15	2,800,000	2,799,728
0.371%[3]	12/7/15	12/7/15	1,500,000	1,498,967
0.461%[3]	1/13/16	1/13/16	7,611,000	7,600,886
Victory Receivables Corp.:
0.19%[3]	10/29/15	10/29/15	15,000,000	14,997,783
0.20%[3]	10/2/15	10/2/15	5,200,000	5,199,971
0.22%[3]	10/9/15	10/9/15	9,737,000	9,736,524
0.25%[3]	10/14/15	10/14/15	38,000,000	37,996,569
0.25%[3]	10/20/15	10/20/15	17,500,000	17,497,691

				412,647,839

Special Purpose Financial—13.0%
Anglesea Funding LLC:
0.16%[2]	10/5/15	10/5/15	40,000,000	39,999,289
0.16%[2]	10/1/15	10/1/15	14,700,000	14,700,000
0.16%[2]	10/2/15	10/2/15	58,000,000	57,999,742
Bedford Row Funding Corp., 0.511%	3/21/16	3/21/16	7,600,000	7,581,481
Collateralized Commercial Paper II Co. LLC,
0.25%[2]	10/1/15	10/1/15	2,000,000	2,000,000
Concord Minutemen Cap. Co. LLC:
0.17%	10/16/15	10/16/15	26,000,000	25,998,158
0.173%	10/2/15	10/2/15	31,000,000	30,999,851
0.27%	10/1/15	10/1/15	3,100,000	3,100,000

5        OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Special Purpose Financial (Continued)
Concord Minutemen Cap. Co. LLC: (Continued)
0.27%	10/20/15	10/20/15	$2,000,000	$ 1,999,715
0.30%	11/9/15	11/9/15	4,500,000	4,498,538
0.30%	11/17/15	11/17/15	6,500,000	6,497,454
0.30%	11/16/15	11/16/15	13,000,000	12,995,017
0.35%	1/14/16	1/14/16	5,000,000	4,994,896
Crown Point Capital Co., 0.12%	10/1/15	10/1/15	49,000,000	49,000,000
Lexington Parker Capital Co. LLC:
0.17%[3]	10/6/15	10/6/15	22,500,000	22,499,469
0.179%[3]	10/5/15	10/5/15	30,000,000	29,999,405
0.27%[3]	10/2/15	10/2/15	1,200,000	1,199,991
0.28%[3]	11/17/15	11/17/15	1,700,000	1,699,379
0.30%[3]	11/16/15	11/16/15	5,300,000	5,297,968
0.30%[3]	11/18/15	11/18/15	22,300,000	22,291,080
0.35%[3]	1/11/16	1/11/16	15,000,000	14,985,125
Ridgefield Funding Co. LLC, 0.34%	11/19/15	11/19/15	7,000,000	6,996,761

				367,333,319

Total Short-Term Notes/Commercial Paper (Cost $1,148,229,342)				1,148,229,342

Investment Company—4.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[4,5]
(Cost $138,227,303)			138,227,303	138,227,303
Total Investments, at Value (Cost $2,663,812,958)			93.9%	2,663,812,958
Net Other Assets (Liabilities)			6.1	172,297,939

Net Assets			100.0%	$ 2,836,110,897

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*. The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

**. If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $156,843,634 or 5.53% of the Fund’s net assets as of September 30,2015.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $817,609,132 or 28.83% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Rate shown is the 7-day yield as of September 30,2015.

6        OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period ended September 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015
Oppenheimer Institutional Money
Market Fund, Cl. E	23,255,744	157,591,559	42,620,000	138,227,303

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$138,227,303	$35,897

7        OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

8        OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

9        OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value
Investments, at Value:
Assets Table
Certificates of Deposit	$—	$777,199,776	$—	$777,199,776
Corporate Bonds and Notes	—	3,060,400	—	3,060,400
Direct Bank Obligations	—	597,096,137	—	597,096,137
Short-Term Notes/Commercial
Paper	—	1,148,229,342	—	1,148,229,342
Investment Company	138,227,303	—	—	138,227,303

Total Assets	$138,227,303	$2,525,585,655	$—	$2,663,812,958

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

10        OPPENHEIMER MONEY FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

		Principal Amount	Value
Asset-Backed Securities—3.0%
American Credit Acceptance Receivables Trust:
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		$655,000	$656,738
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]		205,000	205,776
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]		665,000	669,037
Series 2015-2, Cl. B, 2.97%, 5/12/21[1]		625,000	630,050
Series 2015-3, Cl. B, 3.56%, 10/12/21[1,2]		525,000	524,947
AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]		470,000	481,886
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		360,000	368,752
Series 2012-4, Cl. D, 2.68%, 10/9/18		315,000	319,119
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		560,000	568,773
Series 2013-3, Cl. D, 3.00%, 7/8/19		440,000	448,753
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		250,000	255,793
Series 2013-4, Cl. D, 3.31%, 10/8/19		510,000	523,271
Series 2013-5, Cl. D, 2.86%, 12/9/19		860,000	869,958
Series 2014-1, Cl. C, 2.15%, 3/9/20		655,000	659,109
Series 2014-1, Cl. E, 3.58%, 8/9/21		165,000	167,404
Series 2014-2, Cl. D, 2.57%, 7/8/20		715,000	714,823
Series 2014-2, Cl. E, 3.37%, 11/8/21		390,000	392,343
Series 2014-3, Cl. D, 3.13%, 10/8/20		260,000	263,602
Series 2014-4, Cl. D, 3.07%, 11/9/20		305,000	308,770
Series 2015-2, Cl. D, 3.00%, 6/8/21		290,000	292,050
Series 2015-3, Cl. D, 3.34%, 8/8/21		305,000	309,227
Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.09%, 5/22/50[3]	EUR	413,174	438,860
California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		365,000	376,200
Series 2014-2, Cl. C, 3.29%, 3/15/21		130,000	130,307
Series 2014-4, Cl. C, 3.56%, 9/15/21		145,000	145,823
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		275,000	276,281
Series 2013-4, Cl. D, 3.22%, 5/20/19		170,000	172,928
Series 2014-1, Cl. D, 3.39%, 7/22/19		185,000	189,204
Series 2014-3, Cl. D, 3.14%, 2/20/20		255,000	258,333
Series 2015-2, Cl. C, 2.67%, 8/20/20		270,000	271,556
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]		318,623	317,822
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20		450,000	453,671
Series 2015-2, Cl. D, 3.04%, 11/15/21		175,000	176,228
Series 2015-3, Cl. D, 3.27%, 3/15/22		305,000	309,138
CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]		476,875	481,769
CPS Auto Receivables Trust:
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]		303,242	301,472
Series 2014-D, Cl. A, 1.49%, 4/15/19[1]		635,098	632,523
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		58,527	58,451
Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]		765,000	771,537
Series 2015-2A, Cl. B, 3.04%, 8/15/23[1]		555,000	559,447
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]		589,815	600,672
Drive Auto Receivables Trust:
Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]		430,000	432,641
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]		515,000	516,672
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]		415,000	415,516
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		304,687	305,627
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		265,000	266,524
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		675,000	688,507
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		580,000	587,855

		Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust: (Continued)
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]		$290,000	$296,310
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]		305,000	307,753
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]		326,556	325,171
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		65,000	65,223
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		500,000	509,959
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		370,000	372,097
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		860,000	870,523
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		59,039	58,949
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		180,000	180,348
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		285,000	288,074
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		265,000	267,260
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		195,000	196,503
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]		210,000	212,458
Flagship Credit Auto Trust, Series 2014-2, Cl. A, 1.43%, 12/16/19[1]		298,464	297,641
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20		415,000	417,211
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]		257,116	257,043
ICE EM CLO:
Series 2007-1A, Cl. B, 2.219%, 8/15/22[1,3]		7,870,000	7,474,139
Series 2007-1A, Cl. C, 3.519%, 8/15/22[1,3]		5,270,000	4,967,502
Series 2007-1A, Cl. D, 5.519%, 8/15/22[1,3]		4,757,343	4,463,815
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.494%, 10/25/19[1,3]		180,000	178,703
Santander Drive Auto Receivables Trust:
Series 2012-5, Cl. D, 3.30%, 9/17/18		540,000	551,198
Series 2013-1, Cl. D, 2.27%, 1/15/19		920,000	926,078
Series 2013-2, Cl. D, 2.57%, 3/15/19		1,110,000	1,127,341
Series 2013-3, Cl. D, 2.42%, 4/15/19		230,000	231,011
Series 2013-4, Cl. D, 3.92%, 1/15/20		740,000	764,037
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]		520,000	540,255
Series 2013-5, Cl. D, 2.73%, 10/15/19		955,000	966,695
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]		330,000	339,355
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]		405,000	420,853
Series 2014-2, Cl. D, 2.76%, 2/18/20		625,000	627,674
Series 2014-3, Cl. D, 2.65%, 8/17/20		635,000	639,492
Series 2014-4, Cl. D, 3.10%, 11/16/20		965,000	975,102
Series 2015-1, Cl. D, 3.24%, 4/15/21		445,000	450,164
Series 2015-2, Cl. D, 3.02%, 4/15/21		470,000	467,516
Series 2015-3, Cl. D, 3.49%, 5/17/21		580,000	590,044
Series 2015-4, Cl. D, 3.53%, 8/16/21		450,000	454,105
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		220,000	221,755
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]		905,000	909,042
TAL Advantage V LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]		138,532	137,931
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]		285,000	287,446
TDA CAM 7 Fondo de Titulizacion de Activos, Series 7, Cl. A2, 0.108%, 2/26/49[3]	EUR	1,209,853	1,264,463

1    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Asset-Backed Securities (Continued)
TDA IBERCAJA 2 Fondo de Titulizacion de Activos, Series 2, Cl. A, 0.091%, 10/26/42	EUR	349,925	$372,272
TDA IBERCAJA 6 Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.269%, 11/25/51	EUR	572,507	591,329
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		137,368	139,071
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]		385,000	387,491
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		245,000	243,843
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]		245,000	245,677
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]		365,000	366,734
Total Asset-Backed Securities (Cost $57,273,104)			57,010,401

Mortgage-Backed Obligations—11.9%
Government Agency—4.8%
FHLMC/FNMA/FHLB/Sponsored—3.4%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33		421,899	468,052
5.50%, 9/1/39		552,063	612,229
6.00%, 5/1/18-11/1/21		116,046	128,883
6.50%, 3/1/18-8/1/32		480,063	552,575
7.00%, 10/1/31-10/1/37		108,909	124,458
7.50%, 1/1/32		344,284	412,687
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 4.618%, 2/1/28[4]		8,748	1,842
Series 205,Cl. IO, 10.243%, 9/1/29[4]		51,007	10,698
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]		113,705	19,896
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22		370,192	412,145
Series 151,Cl. F, 9.00%, 5/15/21		6,945	7,692
Series 1674,Cl. Z, 6.75%, 2/15/24		205,699	228,305
Series 1897,Cl. K, 7.00%, 9/15/26		669,720	755,518
Series 2043,Cl. ZP, 6.50%, 4/15/28		251,679	281,687
Series 2106,Cl. FG, 0.657%, 12/15/28[3]		439,237	444,428
Series 2122,Cl. F, 0.657%, 2/15/29[3]		11,233	11,361
Series 2148,Cl. ZA, 6.00%, 4/15/29		277,030	316,267
Series 2195,Cl. LH, 6.50%, 10/15/29		173,770	199,261
Series 2326,Cl. ZP, 6.50%, 6/15/31		24,126	27,123
Series 2344,Cl. FP, 1.157%, 8/15/31[3]		114,136	117,638
Series 2368,Cl. PR, 6.50%, 10/15/31		88,049	98,971
Series 2412,Cl. GF, 1.157%, 2/15/32[3]		179,345	184,684
Series 2449,Cl. FL, 0.757%, 1/15/32[3]		134,360	136,351
Series 2451,Cl. FD, 1.207%, 3/15/32[3]		65,503	67,588
Series 2453,Cl. BD, 6.00%, 5/15/17		11,017	11,383
Series 2461,Cl. PZ, 6.50%, 6/15/32		322,323	371,337
Series 2464,Cl. FI, 1.207%, 2/15/32[3]		58,577	60,135
Series 2470,Cl. AF, 1.207%, 3/15/32[3]		112,388	115,969
Series 2470,Cl. LF, 1.207%, 2/15/32[3]		59,945	61,540
Series 2477,Cl. FZ, 0.757%, 6/15/31[3]		243,767	247,320
Series 2517,Cl. GF, 1.207%, 2/15/32[3]		52,119	53,505
Series 2635,Cl. AG, 3.50%, 5/15/32		77,735	81,674
Series 2668,Cl. AZ, 4.00%, 9/15/18		31,502	32,456
Series 2676,Cl. KY, 5.00%, 9/15/23		989,115	1,063,219
Series 2707,Cl. QE, 4.50%, 11/15/18		119,975	125,091
Series 2770,Cl. TW, 4.50%, 3/15/19		16,501	17,122
Series 3025,Cl. SJ, 23.993%, 8/15/35[3]		152,104	246,660
Series 3741,Cl. PA, 2.15%, 2/15/35		659,200	669,351
Series 3815,Cl. BD, 3.00%, 10/15/20		18,723	19,152
Series 3840,Cl. CA, 2.00%, 9/15/18		14,075	14,248
Series 3848,Cl. WL, 4.00%, 4/15/40		299,156	316,397
Series 3857,Cl. GL, 3.00%, 5/15/40		12,378	12,903
Series 3917,Cl. BA, 4.00%, 6/15/38		165,523	174,096

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 4221,Cl. HJ, 1.50%, 7/15/23	$364,412	$365,698
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 52.413%, 7/17/28[4]	13,812	2,924
Series 2079,Cl. S, 0.00%, 7/17/28[4,5]	24,615	5,594
Series 2136,Cl. SG, 63.91%, 3/15/29[4]	622,513	157,884
Series 2399,Cl. SG, 53.941%, 12/15/26[4]	357,524	83,007
Series 2437,Cl. SB, 68.846%, 4/15/32[4]	1,195,733	304,138
Series 2526,Cl. SE, 24.838%, 6/15/29[4]	23,509	5,625
Series 2682,Cl. TQ, 0.00%, 10/15/33[4,6]	234,946	58,963
Series 2795,Cl. SH, 8.042%, 3/15/24[4]	501,042	71,799
Series 2920,Cl. S, 46.553%, 1/15/35[4]	245,602	48,876
Series 2922,Cl. SE, 4.415%, 2/15/35[4]	41,357	8,076
Series 2981,Cl. AS, 0.00%, 5/15/35[4,5]	420,185	77,124
Series 2981,Cl. BS, 0.00%, 5/15/35[4,6]	457,678	102,904
Series 3201,Cl. SG, 2.246%, 8/15/36[4]	220,039	44,682
Series 3397,Cl. GS, 13.451%, 12/15/37[4]	170,194	34,513
Series 3424,Cl. EI, 6.798%, 4/15/38[4]	70,897	9,944
Series 3450,Cl. BI, 6.821%, 5/15/38[4]	280,873	48,107
Series 3606,Cl. SN, 0.00%, 12/15/39[4,5]	86,970	16,291
Series 3659,Cl. IE, 0.00%, 3/15/19[4,5]	323,689	18,945
Series 3685,Cl. EI, 0.00%, 3/15/19[4,5]	215,068	10,102
Federal National Mortgage Assn.:
3.00%, 10/1/30[2]	8,510,000	8,863,720
3.50%, 10/1/45[2]	5,590,000	5,833,691
4.00%, 10/1/45[2]	17,165,000	18,314,251
4.50%, 10/1/45[2]	1,905,000	1,974,592
5.00%, 10/1/45[2]	250,000	275,537
6.00%, 10/1/45[2]	2,140,000	2,419,830
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	543,798	574,816
5.00%, 2/1/18-7/1/33	1,308,553	1,391,360
5.50%, 4/1/21-5/1/36	291,867	325,369
6.00%, 10/1/16-1/1/19	48,038	49,171
6.50%, 4/1/17-1/1/34	784,492	900,769
7.00%, 11/1/17-6/1/34	920,490	1,089,146
7.50%, 2/1/27-3/1/33	1,166,805	1,429,045
8.50%, 7/1/32	1,593	1,729
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 36.438%, 3/25/23[4]	141,817	17,816
Series 221,Cl. 2, 40.044%, 5/25/23[4]	17,282	3,467
Series 254,Cl. 2, 30.062%, 1/25/24[4]	294,488	36,504
Series 301,Cl. 2, 0.00%, 4/25/29[4,5]	53,965	11,390
Series 313,Cl. 2, 3.14%, 6/25/31[4]	528,986	66,581
Series 319,Cl. 2, 0.00%, 2/25/32[4,5]	250,886	51,678
Series 321,Cl. 2, 1.464%, 4/25/32[4]	73,696	14,955
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	77,463	15,997
Series 328,Cl. 2, 0.00%, 12/25/32[4,5]	153,956	16,341
Series 331,Cl. 5, 0.00%, 2/25/33[4,5]	288,691	55,709
Series 332,Cl. 2, 0.00%, 3/25/33[4,5]	1,202,718	286,636
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	234,704	52,900
Series 339,Cl. 15, 1.164%, 10/25/33[4]	714,377	159,555
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	207,598	40,667
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	136,437	25,162
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	237,133	44,253
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	173,482	34,186
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	85,393	15,807
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	111,594	19,687
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	150,694	171,457
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	143,633	163,192
Series 2002-12,Cl. PG, 6.00%, 3/25/17	30,211	31,030
Series 2002-29,Cl. F, 1.194%, 4/25/32[3]	63,336	65,090
Series 2002-64,Cl. FJ, 1.194%, 4/25/32[3]	19,503	20,043
Series 2002-68,Cl. FH, 0.713%, 10/18/32[3]	43,493	44,066
Series 2002-84,Cl. FB, 1.194%, 12/25/32[3]	284,467	292,140
Series 2002-9,Cl. PC, 6.00%, 3/25/17	28,341	29,138

2    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2002-9,Cl. PR, 6.00%, 3/25/17	$34,702	$35,648
Series 2002-90,Cl. FH, 0.694%, 9/25/32[3]	159,160	161,219
Series 2003-100,Cl. PA, 5.00%, 10/25/18	202,689	211,817
Series 2003-11,Cl. FA, 1.194%, 9/25/32[3]	284,474	292,147
Series 2003-112,Cl. AN, 4.00%, 11/25/18	69,143	71,305
Series 2003-116,Cl. FA, 0.594%, 11/25/33[3]	28,632	28,835
Series 2003-84,Cl. GE, 4.50%, 9/25/18	28,604	29,671
Series 2004-101,Cl. BG, 5.00%, 1/25/20	127,080	129,807
Series 2004-25,Cl. PC, 5.50%, 1/25/34	64,345	67,676
Series 2005-109,Cl. AH, 5.50%, 12/25/25	1,268,871	1,385,026
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	664,403
Series 2005-71,Cl. DB, 4.50%, 8/25/25	182,909	195,682
Series 2006-11,Cl. PS, 23.856%, 3/25/36[3]	131,137	201,525
Series 2006-46,Cl. SW, 23.488%, 6/25/36[3]	215,512	295,227
Series 2008-75,Cl. DB, 4.50%, 9/25/23	96,837	100,480
Series 2009-113,Cl. DB, 3.00%, 12/25/20	288,576	295,496
Series 2009-36,Cl. FA, 1.134%, 6/25/37[3]	68,597	70,390
Series 2009-70,Cl. TL, 4.00%, 8/25/19	352,546	362,383
Series 2010-43,Cl. KG, 3.00%, 1/25/21	140,477	144,374
Series 2011-122,Cl. EC, 1.50%, 1/25/20	177,402	178,540
Series 2011-15,Cl. DA, 4.00%, 3/25/41	145,315	152,857
Series 2011-3,Cl. EL, 3.00%, 5/25/20	477,355	488,861
Series 2011-3,Cl. KA, 5.00%, 4/25/40	281,767	309,131
Series 2011-38,Cl. AH, 2.75%, 5/25/20	15,144	15,455
Series 2011-6,Cl. BA, 2.75%, 6/25/20	197,795	200,779
Series 2011-69,Cl. EA, 3.00%, 11/25/29	145,626	148,023
Series 2011-82,Cl. AD, 4.00%, 8/25/26	281,453	291,247
Series 2012-20,Cl. FD, 0.594%, 3/25/42[3]	439,816	442,050
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 21.494%, 11/18/31[4]	70,913	15,872
Series 2001-63,Cl. SD, 25.557%, 12/18/31[4]	19,873	4,355
Series 2001-68,Cl. SC, 16.886%, 11/25/31[4]	12,771	2,995
Series 2001-81,Cl. S, 17.56%, 1/25/32[4]	15,714	4,354
Series 2002-28,Cl. SA, 27.788%, 4/25/32[4]	11,205	2,503
Series 2002-38,Cl. SO, 42.309%, 4/25/32[4]	68,810	14,311
Series 2002-48,Cl. S, 23.49%, 7/25/32[4]	17,577	4,351
Series 2002-52,Cl. SL, 26.332%, 9/25/32[4]	11,260	2,740
Series 2002-56,Cl. SN, 25.027%, 7/25/32[4]	24,153	5,880
Series 2002-77,Cl. IS, 38.123%, 12/18/32[4]	117,232	28,395
Series 2002-77,Cl. SH, 27.896%, 12/18/32[4]	23,820	5,390
Series 2002-9,Cl. MS, 20.024%, 3/25/32[4]	20,969	4,963
Series 2003-13,Cl. IO, 7.202%, 3/25/33[4]	219,459	37,330
Series 2003-26,Cl. DI, 8.711%, 4/25/33[4]	171,267	42,826
Series 2003-33,Cl. SP, 23.513%, 5/25/33[4]	126,969	30,519
Series 2003-38,Cl. SA, 0.00%, 3/25/23[4,5]	75,282	3,754
Series 2003-4,Cl. S, 25.327%, 2/25/33[4]	36,996	9,302
Series 2004-56,Cl. SE, 9.209%, 10/25/33[4]	613,169	131,279
Series 2005-12,Cl. SC, 8.08%, 3/25/35[4]	19,861	4,121
Series 2005-14,Cl. SE, 30.522%, 3/25/35[4]	717,169	122,226
Series 2005-40,Cl. SA, 44.63%, 5/25/35[4]	605,987	117,013
Series 2005-40,Cl. SB, 58.744%, 5/25/35[4]	980,415	180,617
Series 2005-52,Cl. JH, 1.047%, 5/25/35[4]	364,858	70,374
Series 2005-63,Cl. SA, 41.313%, 10/25/31[4]	34,767	7,753
Series 2006-90,Cl. SX, 99.999%, 9/25/36[4]	634,333	124,803
Series 2007-88,Cl. XI, 27.888%, 6/25/37[4]	759,854	136,837
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	59,441	8,836
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	76,763	4,109
Series 2010-95,Cl. DI, 0.00%, 11/25/20[4,5]	438,792	26,580
Series 2011-96,Cl. SA, 5.393%, 10/25/41[4]	195,807	36,616
Series 2012-134,Cl. SA, 11.504%, 12/25/42[4]	733,842	186,575
Series 2012-40,Cl. PI, 0.00%, 4/25/41[4,5]	1,365,733	191,977
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	—
		64,557,176

	Principal Amount	Value
GNMA/Guaranteed—1.4%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	$82,918	$93,706
7.50%, 2/15/27	4,841	5,004
8.00%, 5/15/26	10,044	10,191
Government National Mortgage Assn. II Pool:
1.625%, 11/20/25[3]	3,231	3,356
3.50%, 10/1/45[2]	22,610,000	23,697,223
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 18.108%, 4/16/37[4]	314,819	66,248
Series 2011-52,Cl. HS, 9.049%, 4/16/41[4]	534,518	106,697
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	513,345	607,145
Series 2000-12,Cl. ZA, 8.00%, 2/16/30	1,108,380	1,291,043
		25,880,613

Non-Agency—7.1%
Commercial—6.4%
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.506%, 7/20/36[3]	1,155,452	1,084,656
Series 2014-R7,Cl. 3A1, 2.651%, 3/26/36[3,7]	149,752	153,061
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.23%, 9/26/35[1,3]	192,597	195,194
Series 2012-RR2,Cl. 6A3, 2.852%, 9/26/35[1,3]	326,695	327,382
Series 2012-RR6,Cl. RR6, 2.404%, 11/26/36[1]	297,554	297,057
Series 2013-RR2,Cl. 5A2, 2.661%, 3/26/36[1,3]	7,323,570	6,274,813
Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[3]	168,423	169,528
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.435%, 1/25/36[3]	22,165	20,915
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,185,981	1,171,960
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.604%, 4/10/46[1,3]	245,000	228,690
Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8,Cl. 7A2, 2.631%, 3/25/36[1,3]	10,462,435	10,205,674
Series 2012-8,Cl. 1A1, 2.753%, 10/25/35[1,3]	609,456	612,719
Series 2014-8,Cl. 1A2, 0.506%, 7/20/36[1,3]	3,400,000	2,755,613
COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.727%, 10/15/45[1,3]	70,000	68,006
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[1,3]	605,000	577,406
Series 2013-CR6,Cl. D, 4.312%, 3/10/46[1,3]	1,525,000	1,394,192
Series 2013-CR7,Cl. D, 4.493%, 3/10/46[1,3]	3,270,000	2,992,052
Series 2013-CR9,Cl. D, 4.40%, 7/10/45[1,3]	2,685,000	2,473,913
Series 2014-UBS3,Cl. D, 4.975%, 6/10/47[1,3]	8,895,000	8,076,398
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	3,410,458	284,141
Connecticut Avenue Securities:
Series 2014-C03,Cl. 2M2, 3.094%, 7/25/24[3]	3,110,000	2,825,496
Series 2015-C01,Cl. 1M2, 4.494%, 2/25/25[3]	2,500,000	2,440,670
Series 2015-C03,Cl. 1M2, 5.194%, 7/25/25[3]	3,305,000	3,299,434
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	600,000	600,382
CSMC, Series 2009-13R, Cl. 4A1, 2.751%, 9/26/36[1,3]	38,468	38,687
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.735%, 11/10/46[1,3]	100,000	108,390
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[3]	80,620	68,001
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.436%, 7/22/36[1,3]	5,060,144	4,394,148
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.541%, 11/25/46[1,3]	40,000	40,338
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,3]	135,000	133,045
Series 2013-K26,Cl. C, 3.723%, 12/25/45[1,3]	95,000	93,256
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,3]	150,000	148,877
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,3]	1,605,000	1,539,874

3    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K502,Cl. C, 3.297%, 3/25/45[1,3]	$220,000	$223,758
Series 2013-K712,Cl. C, 3.484%, 5/25/45[1,3]	265,000	266,065
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,3]	535,000	534,685
Series 2015-K44,Cl. B, 3.811%, 1/25/48[1,3]	545,000	541,240
GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.801%, 6/10/47[1,3]	1,515,000	1,347,941
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.885%, 7/25/35[3]	24,876	24,639
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.568%, 12/15/47[1,3]	500,000	480,849
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[3]	645,000	662,817
Series 2013-C10,Cl. D, 4.295%, 12/15/47[3]	2,400,000	2,257,759
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.62%, 7/25/35[3]	104,186	104,620
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.751%, 9/26/36[1,3]	145,801	146,061
Series 2009-5,Cl. 1A2, 2.739%, 7/26/36[1,3]	5,133,398	4,552,482
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14,Cl. D, 4.714%, 8/15/46[1,3]	2,500,000	2,369,896
Series 2013-C15,Cl. D, 5.251%, 11/15/45[1,3]	1,245,000	1,227,376
Series 2014-C21,Cl. D, 4.816%, 8/15/47[1,3]	4,953,000	4,425,711
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,215,000	1,280,339
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,225,000	1,258,264
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.813%, 11/15/45[1,3]	705,000	695,253
Series 2013-C12,Cl. D, 4.926%, 10/15/46[1,3]	2,370,000	2,299,963
Series 2013-C13,Cl. D, 5.057%, 11/15/46[1,3]	570,000	554,586
Series 2013-C7,Cl. D, 4.437%, 2/15/46[1,3]	435,000	416,940
Series 2013-C8,Cl. D, 4.309%, 12/15/48[1,3]	185,000	175,311
Series 2014-C14,Cl. B, 4.804%, 2/15/47[3]	240,000	259,024
Series 2014-C14,Cl. D, 4.994%, 2/15/47[1,3]	5,060,000	4,832,571
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	695,000	722,302
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 1.983%, 11/26/36[1,3]	28,572	28,115
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.387%, 6/26/46[1,3]	273,469	275,414
RALI Trust, Series 2005-QA4, Cl. A32, 3.12%, 4/25/35[3]	30,188	3,221
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.409%, 8/25/34[3]	4,840,833	4,812,752
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.394%, 2/25/24[3]	25,000	25,200
Series 2014-DN4,Cl. M3, 4.744%, 10/25/24[3]	4,315,000	4,325,887
Series 2014-HQ2,Cl. M3, 3.944%, 9/25/24[3]	5,430,000	5,106,426
Series 2015-DN1,Cl. M3, 4.344%, 1/25/25[3]	1,495,000	1,493,385
Series 2015-DNA2,Cl. M2, 2.794%, 12/25/27[3]	10,000	10,093
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2,Cl. E, 5.046%, 5/10/63[1,3]	1,025,000	1,022,432
Series 2013-C5,Cl. D, 4.226%, 3/10/46[1,3]	4,200,000	3,912,235
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Cl. 1A1, 2.352%, 12/25/35[3]	15,501	14,739
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.909%, 4/25/47[3]	488,702	375,399
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.617%, 2/25/35[3]	1,912,355	1,928,105
Series 2005-AR10,Cl. 1A1, 2.695%, 6/25/35[3]	884,122	905,814
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[3]	3,779,273	3,615,827
Series 2006-AR7,Cl. 2A4, 2.653%, 5/25/36[3]	1,671,434	1,597,648
Series 2007-AR3,Cl. A4, 5.80%, 4/25/37[3]	974,208	952,613
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.605%, 12/15/45[1,3]	115,000	110,198
Series 2012-C7,Cl. E, 4.994%, 6/15/45[1,3]	180,000	178,445
Series 2012-C8,Cl. E, 5.037%, 8/15/45[1,3]	710,000	709,890

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust: (Continued)
Series 2013-C11,Cl. D, 4.319%, 3/15/45[1,3]	$441,000	$420,000
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	5,397,494	242,965

		118,821,223

Multi-Family—0.2%
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[3]	305,557	299,396
Series 2006-AR2,Cl. 2A3, 2.651%, 3/25/36[3]	3,264,911	3,231,426

		3,530,822

Residential—0.5%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[3]	56,142	55,835
CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,066,794	1,064,288
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 2.731%, 5/25/35[3]	1,416,624	1,414,386
Series 2005-3,Cl. 2A4, 2.892%, 8/25/35[3]	2,500,799	2,131,263
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.437%, 12/15/35[3]	69,783	60,727
Series 2006-H,Cl. 2A1A, 0.357%, 11/15/36[3]	35,743	26,691
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[3]	559,342	568,826
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.504%, 7/25/35[3]	11,974	11,158
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.294%, 8/25/36[3]	983,298	431,573
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[7,8]	66,744	17,353
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	22,491	18,227
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	2,826,745	2,671,427
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.464%, 10/25/33[3]	115,460	118,323
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR4,Cl. 2A2, 2.639%, 4/25/35[3]	18,376	18,479
Series 2006-AR14,Cl. 1A2, 5.836%, 10/25/36[3]	1,443,944	1,408,068
Series 2006-AR8,Cl. 2A1, 2.705%, 4/25/36[3]	6,635	6,503
		10,023,127
Total Mortgage-Backed Obligations (Cost $216,574,016)		222,812,961

U.S. Government Obligations—1.8%
Federal National Mortgage Assn. Nts., 1%, 9/27/17	848,000	852,061
United States Treasury Nts.:
0.625%, 6/30/17-9/30/17	16,948,000	16,951,919
0.625%, 4/30/18[9]	256,000	254,778
0.875%, 7/15/17[9,10]	3,370,000	3,385,950
2.00%, 9/30/20[9]	9,509,000	9,787,091
2.50%, 8/15/23[9]	735,000	768,664
United States Treasury Nts. Strips, 6.16%, 2/15/16	2,116,000	2,115,748
Total U.S. Government Obligations (Cost $33,691,561)		34,116,211

Foreign Government Obligations—7.8%
Brazil—1.1%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]	1,010,000	802,950

4    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Brazil (Continued)
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 10%, 1/1/25	BRL	100,500,000	$18,977,357
			19,780,307

Cayman Islands—0.0%
Lima Metro Line 2 Finance Ltd. Sr. Sec. Bonds, 5.875%, 7/5/34[1]		850,000	826,625

Colombia—0.2%
Republic of Colombia Sr. Unsec. Nts., Series B, 10%, 7/24/24	COP	11,670,000,000	4,236,803

Dominican Republic—0.3%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		1,310,000	1,316,792
Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[1]		1,350,000	1,309,500
5.875%, 4/18/24[1]		320,000	316,000
6.60%, 1/28/24[1]		895,000	930,800
6.85%, 1/27/45[1]		2,000,000	1,935,000
			5,808,092

Egypt—0.1%
Arab Republic of Egypt Bonds:
5.875%, 6/11/25[1]		1,415,000	1,340,712
6.875%, 4/30/40[1]		220,000	207,900
			1,548,612

Hungary—0.5%
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	1,612,000,000	7,137,166
Series 23/A, 6.00%, 11/24/23	HUF	512,000,000	2,192,718
			9,329,884

India—1.8%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		1,265,000	1,291,908
Republic of India Bonds:
8.27%, 6/9/20	INR	839,000,000	13,118,616
8.40%, 7/28/24	INR	1,219,000,000	19,364,161
			33,774,685

Indonesia—0.4%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		930,000	964,875
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[1]		610,000	570,350
6.125%, 3/15/19[1]		2,045,000	2,246,944
Republic of Indonesia Treasury Bonds, Series FR70, 8.375%, 3/15/24	IDR	61,962,000,000	3,919,868
			7,702,037

Ivory Coast—0.1%
Republic of Cote d’Ivoire Bonds, 6.375%, 3/3/28[1]		715,000	636,107
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[3]		1,490,000	1,305,195
			1,941,302

Jamaica—0.1%
Government of Jamaica Sr. Unsec. Bonds:
6.75%, 4/28/28		565,000	570,650
7.875%, 7/28/45		1,590,000	1,593,975
			2,164,625

Mexico—1.5%
United Mexican States Bonds, 3%, 3/6/45	EUR	850,000	786,240
United Mexican States Sr. Unsec. Bonds, 4%, 3/15/2115	EUR	565,000	524,050

		Principal Amount	Value
Mexico (Continued)
United Mexican States Unsec. Bonds, Series M, 5%, 12/11/19	MXN	446,600,000	$26,273,656
			27,583,946

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[1]		1,305,000	1,298,801
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		1,175,000	1,191,157
			2,489,958

Panama—0.3%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		1,285,000	1,246,450
4.00%, 9/22/24		610,000	604,663
5.20%, 1/30/20		2,540,000	2,746,375
6.70%, 1/26/36		620,000	740,900
9.375%, 4/1/29		580,000	837,375
			6,175,763

Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 4.625%, 1/25/23[1]		1,505,000	1,486,188

Peru—0.1%
Fondo MIVIVIENDA SA Sr. Unsec. Nts., 3.50%, 1/31/23[1]		2,045,000	1,901,850
Republic of Peru Sr. Unsec. Bonds, 4.125%, 8/25/27		615,000	608,850
			2,510,700

Serbia—0.1%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		565,000	586,894
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		1,190,000	1,248,012
			1,834,906

South Africa—0.6%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	61,300,000	4,169,174
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	50,000,000	3,503,095
Series R186, 10.50%, 12/21/26	ZAR	35,700,000	2,955,948
			10,628,217

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		1,600,000	1,551,829
6.00%, 1/14/19[1]		860,000	872,897
6.25%, 10/4/20[1]		355,000	360,317
			2,785,043

United Arab Emirates—0.0%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		620,000	547,841

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		1,430,000	1,258,400

Venezuela—0.0%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds, 7.75%, 10/13/19		260,000	90,350

Vietnam—0.0%
Socialist Republic of Vietnam Bonds, 4.80%, 11/19/24[1]		630,000	598,622

5    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Zambia—0.1%
Republic of Zambia Sr. Unsec. Bonds, 8.97%, 7/30/27[1]		$1,530,000	$1,216,350
Total Foreign Government Obligations (Cost $164,805,777)			146,319,256

Corporate Loans—1.1%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/30/18[3]		791,325	747,307
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[3]		227,063	227,772
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[3]		3,645,247	3,310,796
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 1/29/18[3,11]		1,084,550	988,974
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/11/20[3]		2,183,136	2,041,232
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[3]		1,052,675	926,354
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.948%, 1/30/19[2,3]		4,873,532	4,057,215
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.671%, 7/30/19[3]		926,326	776,956
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 2/26/20[3]		271,576	259,864
Entegra TC LLC, Sr. Sec. Credit Facilities Exit 3rd Lien Term Loan, 8.973%, 10/3/20[3,13]		1,708,787	1,681,019
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[3]		790,923	810,696
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[3,8]		1,485,000	278,438
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/9/19[3]		236,672	236,967
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.00%, 2/8/19[3]		300,970	261,844
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[3,8]		4,151,000	1,847,195
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 0.00%, 5/20/18[3,8,13]		1,490,134	7,452
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[3]		1,950,000	1,835,438
Total Corporate Loans (Cost $26,624,656)			20,295,519

Corporate Bonds and Notes—57.2%
Consumer Discretionary—10.9%
Auto Components—1.1%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		1,970,000	2,078,350
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		192,000	173,060
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		3,805,000	3,082,050
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	970,000	1,597,591
6.75% Sr. Unsec. Nts., 10/28/19	GBP	1,780,000	3,061,311

		Principal Amount	Value
Auto Components (Continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		$4,035,000	$4,075,350
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		2,925,000	2,881,125
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		3,675,000	3,840,375
			20,789,212

Automobiles—0.7%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31		322,000	457,963
Ford Motor Co., 4.75% Sr. Unsec. Nts., 1/15/43		2,710,000	2,552,961
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		1,358,000	1,320,993
General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		2,265,000	2,105,406
6.25% Sr. Unsec. Nts., 10/2/43		530,000	562,211
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17		576,000	582,579
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45		155,000	155,491
Hyundai Capital America, 4% Sr. Unsec. Nts., 6/8/17[1]		579,000	599,268
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		2,065,000	2,036,606
Volkswagen International Finance NV, 2.50% Jr. Sub. Perpetual Bonds[3,12]	EUR	730,000	645,124
ZF North America Capital, Inc.:
4.50% Sr. Unsec. Nts., 4/29/22[1]		1,095,000	1,038,881
4.75% Sr. Unsec. Nts., 4/29/25[1]		607,000	556,923
			12,614,406

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		2,172,000	2,101,410

Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		2,285,000	2,324,988
Boyd Gaming Corp., 6.875% Sr. Unsec. Nts., 5/15/23		1,400,000	1,428,000
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18		60,000	60,498
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21		1,725,000	1,574,062
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22		830,000	653,625
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16		524,000	524,603
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		1,650,000	1,674,750
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		3,150,000	3,244,500
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]		2,100,000	1,963,500
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21		970,000	1,003,950
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		4,315,000	4,622,444
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22		388,000	389,384
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		2,465,000	2,181,525
Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	2,215,000	2,332,781

6    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		$1,250,000	$1,215,625
6.625% Sr. Unsec. Nts., 12/15/21		2,100,000	2,163,000
6.75% Sr. Unsec. Nts., 10/1/20		1,650,000	1,711,875
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		1,030,000	1,055,111
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		1,340,000	1,309,850
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		1,670,000	1,775,761
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[7,8]		250,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		1,250,000	1,181,250
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		2,135,000	2,348,500
Wyndham Worldwide Corp., 2.95% Sr. Unsec. Nts., 3/1/17		590,000	597,381
			37,336,963

Household Durables—0.7%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		435,000	387,976
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		1,080,000	1,117,800
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		1,965,000	1,979,737
7.625% Sr. Unsec. Nts., 5/15/23		2,805,000	2,840,063
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22		610,000	595,238
4.75% Sr. Unsec. Nts., 5/30/25		1,954,000	1,875,840
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		3,270,000	3,572,475
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		589,000	581,638
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		280,000	281,012
			13,231,779

Leisure Equipment & Products—0.0%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		647,000	644,494

Media—3.8%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		223,000	255,998
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		4,780,000	4,627,088
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		1,785,000	1,704,675
Altice Luxembourg SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	3,980,000	4,213,384
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		3,132,000	3,398,220
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/23[1]		3,095,000	2,857,056
5.75% Sr. Unsec. Nts., 9/1/23		2,000,000	1,907,500
CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[1]		182,000	181,480
6.484% Sr. Sec. Nts., 10/23/45[1]		302,000	305,259
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		376,000	387,723
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		5,870,000	5,004,175
6.75% Sr. Unsec. Nts., 6/1/21		835,000	799,512
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		1,260,000	1,228,500
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		1,125,000	1,184,062

		Principal Amount	Value
Media (Continued)
Gannett Co., Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		$1,680,000	$1,638,000
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		3,205,000	3,297,144
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		875,000	751,406
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		296,000	297,892
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23		628,000	621,720
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		2,245,000	2,343,219
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		1,280,000	1,267,200
6.875% Sr. Unsec. Nts., 11/15/20		1,310,000	1,354,213
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		3,690,000	3,565,463
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16		591,000	600,016
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]		2,330,000	2,126,125
6.125% Sr. Unsec. Nts., 10/1/22		2,410,000	2,397,950
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]		321,000	317,127
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		628,000	628,009
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		213,000	169,083
Time Warner, Inc.:
4.65% Sr. Unsec. Nts., 6/1/44		2,334,000	2,236,847
4.85% Sr. Unsec. Nts., 7/15/45		370,000	364,752
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[1]		965,000	938,463
Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[1]		1,135,000	1,066,900
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	3,890,000	4,678,986
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		2,583,000	2,725,065
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23	GBP	1,390,000	2,182,380
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		625,000	576,563
6.00% Sr. Sec. Nts., 4/15/21	GBP	3,712,500	5,698,248
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		515,000	468,650
			70,366,053

Multiline Retail—0.3%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]		4,400,000	4,587,000
Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45		193,000	189,852
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[1,13]		1,325,000	1,371,375
			6,148,227

Specialty Retail—1.5%
Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		4,035,000	3,328,875
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		601,000	631,050
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		1,255,000	1,251,862
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		2,540,000	2,626,487
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		197,000	219,286

7 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Specialty Retail (Continued)

L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		$3,895,000	$4,342,925

Lowe’s Cos, Inc., 4.375% Sr. Unsec. Nts., 9/15/45		1,865,000	1,892,404

Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		580,000	600,375

Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		5,015,000	5,253,213

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		555,000	552,676

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		2,760,000	2,891,100

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		290,000	293,484

Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		3,360,000	3,670,800

			27,554,537

Textiles, Apparel & Luxury Goods—0.7%

American Achievement Corp., 10.875% Sec. Nts., 4/15/16[1]		1,290,000	1,280,325

Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25		2,730,000	2,689,050
6.875% Sr. Unsec. Nts., 5/1/22		465,000	501,037

New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[1]	GBP	1,525,000	2,201,090

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		2,325,000	2,261,063

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		3,060,000	3,044,700

William Carter Co., 5.25% Sr. Unsec. Nts., 8/15/21		825,000	853,875

			12,831,140

Consumer Staples—1.9%

Beverages—0.2%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39		390,000	549,838

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		1,660,000	1,680,750

Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]		387,000	402,539

			2,633,127

Food & Staples Retailing—0.6%

Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[1]		1,690,000	1,656,693

CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45		158,000	170,694
5.30% Sr. Unsec. Nts., 12/5/43		146,000	161,787

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40		261,000	277,115
6.50% Sr. Unsec. Nts., 6/15/17		70,000	75,427

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23		2,055,000	2,121,788

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17		559,000	609,058
6.90% Sr. Unsec. Nts., 4/15/38		150,000	189,463

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		1,765,000	1,915,025

Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[1]		2,100,000	2,092,125
6.75% Sr. Unsec. Nts., 6/15/21		1,835,000	1,885,463

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44		327,000	335,309

			11,489,947

Food Products—0.7%

BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[1]		715,000	679,250

	Principal Amount	Value

Food Products (Continued)

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	$615,000	$626,697
8.50% Sr. Unsec. Nts., 6/15/19	400,000	478,695

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	1,029,000	1,097,171

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	1,420,000	1,444,850

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	635,000	633,292

JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18[1]	498,000	499,439

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	147,000	151,418

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[1]	316,000	324,101
4.875% Sec. Nts., 2/15/25[1]	1,253,000	1,338,793
5.20% Sr. Unsec. Nts., 7/15/45[1]	71,000	75,526

Marfrig Holdings Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[1]	380,000	329,650

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]	485,000	426,800

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	896,350

Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]	830,000	832,075
7.375% Sr. Unsec. Nts., 2/15/22	2,265,000	2,313,131

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	572,000	547,690

Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	195,000	199,416

		12,894,344

Household Products—0.1%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[1]	330,000	341,550
6.375% Sr. Unsec. Nts., 11/15/20	1,610,000	1,711,229

		2,052,779

Personal Products—0.1%

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	2,080,000	2,028,000

Tobacco—0.2%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	341,000	553,039

Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	596,000	596,097

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	278,000	310,527
6.75% Sr. Unsec. Nts., 6/15/17	461,000	499,254

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	1,925,000	2,038,094

		3,997,011

Energy—5.6%

Energy Equipment & Services—0.6%

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[7]	2,095,000	1,906,450

GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[1]	420,000	414,171

Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	146,000	145,386

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	247,000	246,451

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	1,395,000	1,102,050

Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	3,197,000	2,501,224

8    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	$1,395,000	$1,224,113

Seadrill Ltd., 6.50% Sr. Unsec. Nts., 10/5/15	590,000	589,263

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	637,000	637,311

Sinopec Group Overseas Development 2015 Ltd.:
2.50% Sr. Unsec. Nts., 4/28/20[1]	1,820,000	1,796,307
3.25% Sr. Unsec. Nts., 4/28/25[1]	905,000	866,080

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	136,000	98,182

		11,526,988

Oil, Gas & Consumable Fuels—5.0%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	2,033,000	1,816,303
6.20% Sr. Unsec. Nts., 3/15/40	337,000	357,858

Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	1,705,000	1,585,650

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	178,000	161,297

Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	1,770,000	1,732,124

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	895,000	648,875

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	350,000	324,900

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	280,000	295,525

California Resources Corp., 5.50% Sr. Unsec. Nts., 9/15/21	2,805,000	1,725,075

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	247,000	244,305
5.90% Sr. Unsec. Nts., 2/1/18	277,000	298,476

Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	1,650,000	1,456,125

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	174,000	152,409

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	545,000	163,500

Chesapeake Energy Corp., 4.875% Sr. Unsec. Nts., 4/15/22	2,110,000	1,387,325

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	337,000	328,819

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	2,020,000	1,272,600

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	440,000	456,247

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	336,000	326,922

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	1,465,000	1,399,075

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	1,440,000	975,600

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	795,000	600,225

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	343,000	343,353

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	610,000	611,525

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	1,465,000	798,425

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	2,061,000	1,829,525

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	1,175,000	1,063,375
7.50% Sr. Sec. Nts., 10/15/20	1,975,000	1,999,687

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[1]	$1,165,000	$553,375

EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	508,000	502,491

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	174,000	153,920
4.90% Sr. Unsec. Nts., 5/15/46	62,000	55,887

EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% Sr. Unsec. Nts., 6/15/23	1,220,000	908,900
7.75% Sr. Unsec. Nts., 9/1/22	2,665,000	2,145,325

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	1,925,000	1,758,901

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	1,720,000	1,573,800

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	705,000	215,025

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	352,000	375,913

Indian Oil Corp. Ltd.:
5.625% Sr. Unsec. Nts., 8/2/21	440,000	481,839
5.75% Sr. Unsec. Nts., 8/1/23	1,715,000	1,880,185

KazMunayGas National Co. JSC, 5.75% Sr. Unsec. Nts., 4/30/43[1]	1,125,000	817,312

Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[1]	453,000	461,453

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	1,765,000	1,588,500

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[7]	1,530,000	1,595,025

Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	1,555,000	365,425

MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
4.875% Sr. Unsec. Nts., 12/1/24	1,760,000	1,619,200
4.875% Sr. Unsec. Nts., 6/1/25	324,000	298,825

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	3,835,000	3,163,875

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	880,000	598,400

Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	4,660,000	2,469,800

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	1,245,000	1,156,294

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	2,025,000	1,933,875

Noble Energy, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	1,525,000	1,535,966

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]	720,000	624,074

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	765,000	596,700

ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	1,360,000	1,313,243

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	2,144,000	2,084,523
5.45% Sr. Unsec. Nts., 10/14/21[1]	2,180,000	2,125,711

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]	1,135,000	404,344

Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18	2,410,000	638,650

Petrobras Global Finance BV:
3.50% Sr. Unsec. Nts., 2/6/17	705,000	628,331
4.375% Sr. Unsec. Nts., 5/20/23	425,000	278,375
4.875% Sr. Unsec. Nts., 3/17/20	630,000	463,050
5.375% Sr. Unsec. Nts., 1/27/21	1,160,000	849,352

9    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Petrobras Global Finance BV: (Continued)
5.625% Sr. Unsec. Nts., 5/20/43		$580,000	$358,150
5.75% Sr. Unsec. Nts., 1/20/20		385,000	289,713

Petroleos de Venezuela SA, 6% Sr. Unsec. Nts., 11/15/26[1]		1,725,000	556,226

Petroleos Mexicanos, 5.50% Sr. Unsec. Nts., 6/27/44[1]		515,000	415,862

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		128,000	116,300

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17		237,000	251,080

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22		1,735,000	1,544,150
5.00% Sr. Sub. Nts., 3/15/23		325,000	289,047

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22		410,000	401,009

Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[1]		1,795,000	1,780,653

Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[1,12]		85,000	82,769

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22		1,565,000	1,403,617

Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23		1,250,000	1,128,125
5.75% Sr. Sec. Nts., 5/15/24		575,000	514,625

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		825,000	556,875
7.75% Sr. Unsec. Nts., 6/15/21		1,695,000	1,262,775

SandRidge Energy, Inc., 8.75% Sec. Nts., 6/1/20[1]		815,000	495,622

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		1,990,000	1,860,650

Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25		353,000	314,722

Spectra Energy Partners LP, 4.75% Sr. Unsec. Nts., 3/15/24		486,000	503,390

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		1,420,000	1,228,300

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19[1]		2,215,000	1,999,037
5.00% Sr. Unsec. Nts., 1/15/18[1]		1,655,000	1,584,662

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		1,154,000	1,125,150
6.25% Sr. Unsec. Nts., 10/15/22[1]		935,000	916,300

Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]		195,000	182,874

TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[3,12]	EUR	2,185,000	2,261,340

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		1,681,000	1,189,308

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22		408,000	395,480

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		2,195,000	1,910,748

Williams Partners LP/ACMP, 6.125% Sr. Unsec. Nts., 7/15/22		1,390,000	1,405,232

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]		474,000	493,570

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		945,000	765,450
6.00% Sr. Unsec. Nts., 1/15/22		1,375,000	1,189,375

YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[1]		580,000	506,050

			93,849,225

		Principal Amount	Value

Financials—11.7%

Capital Markets—1.1%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		$464,000	$468,482

Blackstone Holdings Finance Co. LLC, 4.45% Sr. Unsec. Nts., 7/15/45[1]		632,000	597,658

Credit Suisse Group AG:
7.50% Jr. Sub. Perpetual Bonds[1,3,12]		1,775,000	1,853,588
7.50% Jr. Sub. Perpetual Bonds[3,12]		2,455,000	2,564,611

Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24		757,000	759,421

Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25		655,000	636,076

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[7]		3,145,000	3,082,100

Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45		452,000	445,581
5.70% Jr. Sub. Perpetual Bonds, Series L3,12		612,000	610,470

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		3,970,000	3,682,175

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]		530,000	518,138

Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25		470,000	449,523

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45		375,000	357,478
5.00% Sub. Nts., 11/24/25		578,000	616,031
5.45% Jr. Sub. Perpetual Bonds, Series H3,12		628,000	619,020

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		626,000	629,258

Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[1]	EUR	670,000	704,361
4.75% Sr. Sec. Nts., 5/15/23[1]		135,000	130,950

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,12]		824,000	838,255

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		2,030,000	1,743,262

			21,306,438

Commercial Banks—6.0%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]		7,809,000	7,768,830

Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	1,270,000	1,251,764

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		315,159	—

Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875% Sub. Nts., 4/21/25[1]		725,000	692,157

Banco Bilbao Vizcaya Argentaria SA, 7% Jr. Sub. Perpetual Bonds[3,12]	EUR	5,105,000	5,566,710

Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[1]		1,010,000	1,089,790

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38		455,000	627,802

Barclays plc:
3.65% Sr. Unsec. Nts., 3/16/25		530,000	506,933
7.00% Jr. Sub. Perpetual Bonds[3,12]	GBP	4,636,000	6,756,254

BNP Paribas SA:
4.375% Sub. Nts., 9/28/25[1]		582,000	568,794
5.945% Jr. Sub. Perpetual Bonds[3,12]	GBP	4,075,000	6,169,079
7.375% Jr. Sub. Perpetual Bonds[1,3,12]		2,250,000	2,266,875

BPCE SA, 2.75% Sub. Nts., 7/8/26[3]	EUR	2,520,000	2,807,217

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[7]		1,364,440	1,187,063

10  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks (Continued)

CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		$575,000	$583,625
5.00% Sr. Unsec. Nts., 8/15/22		3,205,000	3,209,006

Citigroup, Inc.:
4.45% Sub. Nts., 9/29/27		3,081,000	3,065,509
4.65% Sr. Unsec. Nts., 7/30/45		480,000	480,273
6.675% Sub. Nts., 9/13/43		296,000	363,922
5.95% Jr. Sub. Perpetual Bonds, Series D3,12		636,000	617,715

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,3,12]		640,000	625,600

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		2,740,000	3,187,606

Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sr. Sec. Nts., 5/15/20[1]		2,095,000	1,914,306

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25		2,797,000	2,805,732

Corp. Financiera de Desarrollo SA:
4.75% Sr. Unsec. Nts., 2/8/22[1]		305,000	311,100
4.75% Sr. Unsec. Nts., 7/15/25[1]		845,000	822,819

Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		1,645,000	1,664,674

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		750,000	716,250

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,7,12]		520,000	592,904

Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[3,12]	GBP	2,965,000	4,558,190

Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	42,000,000	673,278
9.70% Sr. Unsec. Nts., 11/21/18	INR	50,000,000	806,421

Export-Import Bank of Korea, 2.875% Sr. Unsec. Nts., 1/21/25		1,685,000	1,648,525

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		2,190,000	1,980,855

HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[3,12]	GBP	1,305,000	2,096,441

HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[3,12]		3,070,000	2,939,525

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]		730,000	742,027

ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[1]		1,350,000	1,395,101

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		3,345,000	3,307,827

JPMorgan Chase & Co.:
4.25% Sub. Nts., 10/1/27		2,300,000	2,297,058
6.75% Jr. Sub. Perpetual Bonds, Series S3,12		520,000	542,100

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[3]		420,000	423,562

Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,3,12]		566,000	631,797

NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	20,000,000	307,032

NN Group NV, 4.625% Sub. Nts., 4/8/44[3]	EUR	2,835,000	3,159,498

OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]		1,660,000	1,689,050

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,3,12]	GBP	150,000	238,258

Regions Bank, Birmingham AL, 2.25% Sr. Unsec. Nts., 9/14/18		477,000	479,275

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37		232,000	294,253

Royal Bank of Scotland Group plc:
7.50% Jr. Sub. Perpetual Bonds[3,12]		1,680,000	1,680,521

		Principal Amount	Value

Commercial Banks (Continued)

Royal Bank of Scotland Group plc: (Continued)
8.00% Jr. Sub. Perpetual Bonds[3,12]		$1,680,000	$1,696,800
7.64% Jr. Sub. Perpetual Bonds, Series U3,12		1,485,000	1,588,950

Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[1]		3,475,000	3,452,697

Skandinaviska Enskilda Banken AB, 5.75% Jr. Sub. Perpetual Bonds[3,12]		1,235,000	1,174,521

Societe Generale SA:
2.625% Sub. Nts., 2/27/25	EUR	2,720,000	2,841,954
5.922% Jr. Sub. Perpetual Bonds[1,3,12]		550,000	558,250
8.00% Jr. Sub. Perpetual Bonds[1,3,12]		4,515,000	4,452,919

SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	1,645,000	1,731,668

SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[3,12]		601,000	602,503

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,3]		995,000	924,106

Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[3,12]		225,000	230,625
5.90% Jr. Sub. Perpetual Bonds, Series S3,12		485,000	486,213

Woori Bank:
4.75% Sub. Nts., 4/30/24[1]		1,862,000	1,927,583
5.00% Jr. Sub. Nts., 6/10/45[1,3]		315,000	311,844

			112,091,536

Consumer Finance—0.6%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		2,090,000	1,828,750

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31		497,000	577,608

Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25		514,000	490,913
5.55% Jr. Sub. Perpetual Bonds[3,12]		632,000	625,680

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		1,045,000	1,052,838

Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		980,000	951,332

Navient Corp., 6.125% Sr. Unsec. Nts., 3/25/24		2,640,000	2,118,600

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		1,735,000	1,379,325

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		2,285,000	1,810,863

			10,835,909

Diversified Financial Services—0.7%

Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[1,12]	EUR	3,020,000	3,425,190

Banco BTG Pactual SA (Cayman Islands), 4% Sr. Unsec. Nts., 1/16/20[1]		685,000	544,575

Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,3]		415,000	408,775

FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	1,545,000	1,739,331

Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[1]		1,280,000	1,296,000

Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[1]		390,000	371,475

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		1,470,000	1,411,200

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[7,17]	MXN	5,808,600	32,284

McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18[1]		151,000	152,260

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		1,050,000	1,115,625

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]		596,000	610,219

11  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Diversified Financial Services (Continued)

Odebrecht Finance Ltd., 5.25% Sr. Unsec. Nts., 6/27/29[1]		$635,000	$336,550

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		331,000	334,135

Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	40,000,000	613,963

Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	60,000,000	946,303

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]		595,000	602,735

			13,940,620

Insurance—1.4%

Assicurazioni Generali SpA, 7.75% Sub. Nts., 12/12/42[3]	EUR	1,750,000	2,299,609

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[3,12]	GBP	750,000	1,165,358
6.125% Jr. Sub. Perpetual Bonds[3,12]	GBP	2,680,000	4,211,314

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		480,000	496,981

CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		2,195,000	2,244,387

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		467,000	489,453

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[1]		2,695,000	2,580,462

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]		550,000	569,953
4.85% Sr. Unsec. Nts., 8/1/44[1]		359,000	350,602

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,12]		446,000	443,770

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		2,510,000	2,431,562

Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[3]		505,000	501,844

Sogecap SA, 4.125% Sub. Perpetual Bonds[3,12]	EUR	2,300,000	2,366,950

Swiss Reinsurance Co. via ELM BV, 6.302% Sub. Perpetual Bonds[3,12]	GBP	2,745,000	4,391,957

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		573,000	585,434

Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16		535,000	564,192

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,12]		360,000	286,740

			25,980,568

Real Estate Investment Trusts (REITs)—1.0%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		275,000	274,750
5.90% Sr. Unsec. Nts., 11/1/21		279,000	316,297

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,17]	MXN	4,830,531	—

Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		2,320,000	1,995,200

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		635,000	612,775

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		1,645,000	1,686,125

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,581,050

Equinix, Inc.:
4.875% Sr. Unsec. Nts., 4/1/20		1,220,000	1,247,450
5.375% Sr. Unsec. Nts., 1/1/22		2,200,000	2,200,000

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17		540,000	596,090

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		185,000	196,267

		Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18		$542,000	$610,928

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23		357,000	350,152

Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]		685,000	693,357

iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		2,145,000	2,083,331

Kimco Realty Corp., 4.30% Sr. Unsec. Nts., 2/1/18		530,000	557,209

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		2,040,000	2,083,350

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18		325,000	339,710

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17		71,000	75,758

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		434,000	431,313

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		130,000	130,734

			18,061,846

Real Estate Management & Development—0.4%

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		2,025,000	2,009,812

EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		1,415,000	1,463,400

Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20[7]		865,000	915,819

Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		1,605,000	1,623,056

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	1,025,000	1,198,393

			7,210,480

Thrifts & Mortgage Finance—0.5%

Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	60,000,000	919,090
8.95% Sec. Nts., 10/19/20	INR	31,000,000	483,257

Jefferies Finance LLC/JFIN Co.-Issuer Corp.:
6.875% Sr. Unsec. Nts., 4/15/22[1]		500,000	457,500
7.375% Sr. Unsec. Nts., 4/1/20[1]		1,015,000	983,332

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]		2,135,000	2,030,919

Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20		4,115,000	4,096,976

			8,971,074

Health Care—4.0%

Biotechnology—0.1%

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45		160,000	162,149

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25		300,000	300,796
5.00% Sr. Unsec. Nts., 8/15/45		81,000	80,700

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46		258,000	259,867

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		725,000	683,312

			1,486,824

Health Care Equipment & Supplies—0.4%

Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24		264,000	272,496

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]		1,400,000	1,368,500

12  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	$680,000	$685,100

Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]	2,405,000	2,435,062

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	2,260,000	2,203,500

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	193,000	189,447

		7,154,105

Health Care Providers & Services—2.5%

Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	930,000	936,975
6.125% Sr. Unsec. Nts., 3/15/21	440,000	459,800

Amsurg Corp.:
5.625% Sr. Unsec. Nts., 11/30/20	375,000	382,500
5.625% Sr. Unsec. Nts., 7/15/22	945,000	947,362

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	297,000	297,558

Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	2,790,000	2,790,000

CHS/Community Health Systems, Inc.:
5.125% Sr. Sec. Nts., 8/1/21	600,000	612,000
6.875% Sr. Unsec. Nts., 2/1/22	4,290,000	4,391,716

DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	1,160,000	1,116,500
5.125% Sr. Unsec. Nts., 7/15/24	3,455,000	3,399,288

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	3,195,000	3,171,038

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	2,855,000	2,184,075

Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	1,290,000	1,278,390
5.875% Sr. Unsec. Nts., 1/31/22[1]	921,000	992,378

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	700,000	696,500
5.875% Sr. Unsec. Nts., 5/1/23	3,480,000	3,619,200
7.50% Sr. Unsec. Nts., 2/15/22	2,695,000	3,052,088

HealthSouth Corp.:
5.75% Sr. Unsec. Nts., 11/1/24	1,970,000	1,950,300
5.75% Sr. Unsec. Nts., 11/1/24[1]	1,040,000	1,029,600

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,395,000	1,389,769

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	907,000	880,117

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	2,025,000	2,047,781

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	259,000	261,582

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	261,000	293,037

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	905,000	850,700

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	1,750,000	1,715,000

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	4,825,000	4,800,875
8.125% Sr. Unsec. Nts., 4/1/22	1,445,000	1,539,503

Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]	1,000,000	1,022,500

		48,108,132

Life Sciences Tools & Services—0.1%

Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]	1,627,000	1,614,797

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	229,000	237,684

		Principal Amount	Value

Life Sciences Tools & Services (Continued)

Thermo Fisher Scientific, Inc.: (Continued)
5.30% Sr. Unsec. Nts., 2/1/44		$54,000	$57,060

			1,909,541

Pharmaceuticals—0.9%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25		313,000	309,777
4.70% Sr. Unsec. Nts., 5/14/45		125,000	121,828

Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17		645,000	646,710
3.80% Sr. Unsec. Nts., 3/15/25		547,000	530,219
4.75% Sr. Unsec. Nts., 3/15/45		271,000	247,126

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	2,055,000	2,378,695

Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		1,625,000	1,421,875

Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]		2,500,000	2,409,375

Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]		1,205,000	1,195,963
6.00% Sr. Unsec. Nts., 2/1/25[1]		210,000	206,062

Hospira, Inc.:
5.20% Sr. Unsec. Nts., 8/12/20		99,000	112,151
6.05% Sr. Unsec. Nts., 3/30/17		259,000	276,643

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18		493,000	480,675

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]		660,000	632,775
5.50% Sr. Unsec. Nts., 4/15/25[1]		1,160,000	1,038,200
5.75% Sr. Unsec. Nts., 8/1/22[1]		1,660,000	1,608,125

Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]		2,330,000	2,213,500
5.875% Sr. Unsec. Nts., 5/15/23[1]		555,000	533,494

			16,363,193

Industrials—7.7%

Aerospace & Defense—1.3%

Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21		3,980,000	4,139,200

BOC Aviation Pte Ltd., 3% Sr. Unsec. Nts., 3/30/20[1]		1,280,000	1,270,920

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]		4,130,000	3,799,600

DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]		455,000	429,975

Embraer Netherlands Finance BV, 5.05% Sr. Unsec. Nts., 6/15/25		1,025,000	950,944

Erickson, Inc., 8.25% Sec. Nts., 5/1/20		3,057,000	2,124,615

KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]		3,070,000	3,001,877

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19		1,782,000	1,452,330

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17		173,000	171,488
3.95% Sr. Unsec. Nts., 11/15/16		211,000	216,392

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19		2,170,000	2,104,900

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43		160,000	165,814

Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17[7]		2,365,000	1,229,800

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22		1,315,000	1,347,875

Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24		293,000	302,144

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22		2,555,000	2,363,375

			25,071,249

13  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Air Freight & Couriers—0.4%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	$3,665,000	$3,261,850

Pelabuhan Indonesia II PT, 4.25% Sr. Unsec. Nts., 5/5/25[1]	910,000	797,324

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,700,800

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	1,870,000	1,830,262

		8,590,236

Airlines—0.4%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	3,945,000	4,142,644

Air Medical Merger Sub Corp., 6.375% Sr. Unsec. Nts., 5/15/23[1]	1,160,000	1,061,400

Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]	1,099,283	1,114,399

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	1,082,554	1,259,823

		7,578,266

Building Products—0.5%

Building Materials Corp. of America:
5.375% Sr. Unsec. Nts., 11/15/24[1]	1,860,000	1,846,050
6.75% Sr. Unsec. Nts., 5/1/21[1]	2,455,000	2,623,781

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	3,340,000	3,523,700

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	530,000	537,933

USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	2,000,000	2,002,500

		10,533,964

Commercial Services & Supplies—1.5%

ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	3,135,000	3,236,887

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,020,000	2,234,800

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]	2,925,000	2,500,875
8.50% Sec. Nts., 9/15/22[1]	475,000	325,375

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]	1,727,000	1,809,033

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	3,090,000	2,796,450

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	739,000	746,349

Quad/Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22	2,745,000	2,470,500

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	2,225,000	2,322,344

Tyco International Finance SA, 5.125% Sr. Unsec. Nts., 9/14/45	2,278,000	2,392,558

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	7,270,000	6,742,925

		27,578,096

Electrical Equipment—0.4%

EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	2,090,000	2,037,750

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	2,615,000	2,261,975

Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	329,000	315,428
5.625% Sr. Unsec. Nts., 11/1/24[1]	2,775,000	2,778,469

		7,393,622

		Principal Amount	Value

Industrial Conglomerates—0.2%

Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]		$835,000	$855,875

CITIC Ltd.:
6.625% Sr. Unsec. Nts., 4/15/21		420,000	471,790
6.80% Sr. Unsec. Nts., 1/17/23		860,000	977,745
7.875% Sub. Perpetual Bonds[3,12]		420,000	426,370

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,12		1,316,000	1,429,505

Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24		155,000	154,765
4.50% Sr. Unsec. Nts., 7/23/25		465,000	469,736

			4,785,786

Machinery—1.1%

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[7]		2,410,000	2,385,900

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		2,870,000	2,726,500

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23		139,000	145,932

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22		1,890,000	1,908,900

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23		495,000	513,781

Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16		108,000	111,269

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	1,650,000	1,927,077

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		3,585,000	3,432,637

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		2,410,000	1,943,063

SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	270,000	318,742

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		2,640,000	2,567,400

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		1,335,000	1,357,528

Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16		553,000	564,675

			19,903,404

Marine—0.1%

AP Moeller-Maersk, 3.875% Unsec. Nts., 9/28/25[1]		317,000	314,686

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		1,330,000	1,075,637

			1,390,323

Professional Services—0.3%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		2,740,000	2,846,175

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]		2,415,000	2,345,569

			5,191,744

Road & Rail—0.3%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		2,100,000	1,950,375

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35		111,000	114,226

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]		187,000	173,720

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23		492,000	476,991

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]		624,000	627,879
4.25% Sr. Unsec. Nts., 1/17/23[1]		294,000	300,358

14  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Road & Rail (Continued)

Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]	$2,110,000	$1,955,706

		5,599,255

Trading Companies & Distributors—1.0%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	615,000	624,225

Autoridad del Canal de Panama, 4.95% Sr. Unsec. Nts., 7/29/35[1,2]	435,000	434,752

Building Materials Corp. of America, 6% Sr. Unsec. Nts., 10/15/25[1,2]	1,710,000	1,735,650

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	1,845,000	1,868,063
6.75% Sr. Unsec. Nts., 12/15/20	3,035,000	3,118,462

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	4,230,000	4,267,013
7.50% Sr. Unsec. Nts., 7/15/20	1,165,000	1,217,425

International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	558,000	595,665

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]	3,780,000	2,674,350

United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23	2,100,000	2,042,250

		18,577,855

Transportation Infrastructure—0.2%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	2,135,000	2,268,437

Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[1]	900,000	870,538

		3,138,975

Information Technology—3.2%

Communications Equipment—0.6%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]	1,679,000	1,769,246

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	2,680,000	2,137,300

Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[1]	1,335,000	1,338,337

CommScope Technologies Finance LLC, 6% Sr. Sec. Nts., 6/15/25[1]	975,000	937,833

Infor US, Inc.:
5.75% Sr. Sec. Nts., 8/15/20[1]	340,000	338,938
6.50% Sr. Unsec. Nts., 5/15/22[1]	1,355,000	1,246,600

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	452,000	408,132

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	730,000	733,650

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	1,630,000	1,487,375

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	971,000	1,020,764

		11,418,175

Electronic Equipment, Instruments, & Components—0.3%

Arrow Electronics, Inc., 3.50% Sr. Unsec. Nts., 4/1/22	650,000	643,342

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	166,000	173,422

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	2,065,000	2,008,212

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	700,000	706,853

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[1]	495,000	480,754

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[1]	1,955,000	2,086,963

		6,099,546

		Principal Amount	Value

Internet Software & Services—0.4%

Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25		$885,000	$868,096

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	2,290,000	2,676,589

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		3,035,000	3,133,637

VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25		655,000	651,725

			7,330,047

IT Services—0.6%

Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23		298,000	283,677

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		3,830,000	3,987,987
10.625% Sr. Unsec. Nts., 6/15/21		3,996,000	4,390,605

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		1,940,000	1,755,700

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18		506,000	506,894

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17		222,000	225,873
6.75% Sr. Unsec. Nts., 2/1/17		111,000	118,196

			11,268,932

Semiconductors & Semiconductor Equipment—0.5%

Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]		4,455,000	4,666,612

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45		156,000	161,908

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]		2,055,000	1,916,288
5.50% Sr. Unsec. Nts., 2/1/25		635,000	582,613
5.875% Sr. Unsec. Nts., 2/15/22		1,385,000	1,371,150

			8,698,571

Software—0.4%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17		459,000	462,010
4.375% Sr. Unsec. Nts., 6/15/25		185,000	185,936

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		1,315,000	1,067,616

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]		1,795,000	1,802,853

Italics Merger Sub, Inc., 7.125% Sr. Unsec. Nts., 7/15/23[1]		1,740,000	1,666,050

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		592,000	588,670

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24		437,000	444,079

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]		780,000	780,975

			6,998,189

Technology Hardware, Storage & Peripherals—0.4%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		342,000	337,976

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		3,030,000	3,157,260

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1,2]		759,000	758,575
6.20% Sr. Unsec. Nts., 10/15/35[1,2]		1,688,000	1,687,021
6.35% Sr. Unsec. Nts., 10/15/45[1,2]		2,110,000	2,108,565

			8,049,397

Materials—4.9%

Chemicals—1.3%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		1,075,000	1,077,687

15    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Chemicals (Continued)

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		$258,000	$244,849
4.125% Sr. Unsec. Nts., 3/15/35		129,000	114,328

Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[3,12]	EUR	2,535,000	2,844,112

Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1,2]		1,140,000	1,191,300

Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]		670,000	532,650
6.45% Sr. Unsec. Nts., 2/3/24		680,000	562,700

Chemours Co.:
6.625% Sr. Unsec. Nts., 5/15/23[1]		1,160,000	783,000
7.00% Sr. Unsec. Nts., 5/15/25[1]		1,790,000	1,181,400

Eastman Chemical Co., 3% Sr. Unsec. Nts., 12/15/15		265,000	266,077

Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		2,760,000	2,359,800

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[1]		2,245,000	1,930,700

INEOS Group Holdings SA, 5.875% Sec. Nts., 2/15/19[1]		780,000	728,325

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43		175,000	174,900

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24		350,000	337,755

Mexichem SAB de CV, 5.875% Sr. Unsec. Nts., 9/17/44[1]		1,040,000	884,000

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21		1,840,000	1,444,400

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	1,000,000	1,124,976
4.625% Sr. Unsec. Nts., 7/15/24		1,840,000	1,889,211

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		1,565,000	1,353,725

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20		605,000	626,393

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		2,325,000	2,150,625

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		2,015,000	1,289,600

Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		418,000	427,857

			25,520,370

Construction Materials—0.4%

Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[1]	EUR	455,000	461,465
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	250,000	265,512

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		409,000	408,161

Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,3]		850,000	743,750

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	625,000	721,771
7.50% Sr. Unsec. Nts., 4/3/20	EUR	570,000	768,473
8.00% Sr. Unsec. Nts., 1/31/17	EUR	655,000	795,565

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		582,000	592,185

Lafarge SA:
4.75% Sr. Unsec. Nts., 9/30/20	EUR	930,000	1,192,997
5.375% Sr. Unsec. Nts., 6/26/17	EUR	495,000	598,242

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		400,000	386,000

			6,934,121

Containers & Packaging—1.3%

Ball Corp.:
4.00% Sr. Unsec. Nts., 11/15/23		625,000	590,625
5.00% Sr. Unsec. Nts., 3/15/22		1,225,000	1,234,187

		Principal Amount	Value

Containers & Packaging (Continued)

Berry Plastics Corp.:
5.125% Sec. Nts., 7/15/23		$2,200,000	$2,084,500
5.50% Sec. Nts., 5/15/22		1,065,000	1,034,381

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		2,330,000	2,219,325

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		2,120,000	2,093,500

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		2,105,000	1,868,188

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		1,245,000	1,187,419

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		660,000	690,559

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		4,420,000	4,475,250

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		1,150,000	1,141,375
5.125% Sr. Unsec. Nts., 12/1/24[1]		1,150,000	1,129,875
6.50% Sr. Unsec. Nts., 12/1/20[1]		1,760,000	1,936,000

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		2,095,000	2,163,088

			23,848,272

Metals & Mining—1.6%

ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	250,000	166,684
5.95% Sr. Unsec. Nts., 7/31/24		300,000	266,125

Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24		1,960,000	1,857,100

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		2,498,000	2,441,795
7.875% Sr. Unsec. Nts., 11/1/20		1,682,000	1,640,118

ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	2,000,000	1,961,605
5.25% Sr. Unsec. Nts., 2/25/17		3,355,000	3,329,837
6.125% Sr. Unsec. Nts., 6/1/25		730,000	593,125

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		2,420,000	1,851,300

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		2,050,000	1,276,125

Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23		210,000	157,238

Gestamp Funding Luxembourg SA:
5.625% Sr. Sec. Nts., 5/31/20		845,000	849,225
5.875% Sr. Sec. Nts., 5/31/20	EUR	105,000	118,532
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	1,835,000	2,071,132

Glencore Finance Canada Ltd.:
3.60% Sr. Unsec. Nts., 1/15/17[1]		509,000	473,227
4.95% Sr. Unsec. Nts., 11/15/21[1]		1,615,000	1,341,130

Glencore Funding LLC:
4.125% Sr. Unsec. Nts., 5/30/23[1]		2,805,000	2,210,629
4.625% Sr. Unsec. Nts., 4/29/24[1]		113,000	87,010

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		173,000	160,773

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		1,575,000	1,078,875

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		260,000	246,012

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		1,285,000	1,243,495

Southern Copper Corp.:
3.875% Sr. Unsec. Nts., 4/23/25		305,000	276,531
5.875% Sr. Unsec. Nts., 4/23/45		1,500,000	1,219,710

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		1,095,000	632,363

Vedanta Resources plc, 8.25% Sr. Unsec. Nts., 6/7/21[1]		1,138,000	805,613

16    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Metals & Mining (Continued)

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]	$1,585,000	$1,529,525

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	305,000	273,099

		30,157,933

Paper & Forest Products—0.3%

International Paper Co.:
4.80% Sr. Unsec. Nts., 6/15/44	253,000	234,551
5.15% Sr. Unsec. Nts., 5/15/46	1,922,000	1,885,801

Inversiones CMPC SA, 6.125% Sr. Unsec. Nts., 11/5/19[1]	255,000	280,808

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]	1,240,000	1,202,800

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]	1,730,000	1,758,112

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]	355,000	346,125

		5,708,197

Telecommunication Services—3.5%

Diversified Telecommunication Services—2.6%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	925,000	793,894

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	415,000	620,585

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	2,523,000	2,333,775

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	5,465,000	5,178,087

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[1]	605,000	536,635
8.50% Sub. Perpetual Bonds[1,3,12]	365,000	342,187

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	599,000	612,746

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]	2,725,000	2,466,125

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	2,065,000	1,948,253

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	3,600,000	3,757,500

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	2,190,000	1,810,911
7.625% Sr. Unsec. Nts., 4/15/24	585,000	491,400
10.50% Sr. Unsec. Nts., 9/15/22[1]	1,653,000	1,611,675

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	2,780,000	1,817,425

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30	2,710,000	3,581,902

Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22	130,000	126,913
5.625% Sr. Unsec. Nts., 2/1/23	1,930,000	1,903,462

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	165,000	167,621

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	6,517,000	7,103,530

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	577,000	590,476
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	228,000	268,274

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	2,670,000	2,667,330

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	250,000	246,934
4.50% Sr. Unsec. Nts., 9/15/20	1,071,000	1,159,694

		Principal Amount	Value

Diversified Telecommunication Services (Continued)

Verizon Communications, Inc.: (Continued)
4.522% Sr. Unsec. Nts., 9/15/48		$3,183,000	$2,810,086
5.012% Sr. Unsec. Nts., 8/21/54		146,000	134,081

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		1,155,000	836,624
7.75% Sr. Unsec. Nts., 10/1/21		2,180,000	1,700,400

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[1]		2,095,000	2,037,388

			49,655,913

Wireless Telecommunication Services—0.9%

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		720,000	624,600

Empresa Nacional de Telecomunicaciones SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]		890,000	859,743

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]		580,000	526,350

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		750,000	678,750

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		4,070,000	3,304,331

Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[3,12]	GBP	3,945,000	6,107,702

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[3,12]	EUR	1,815,000	2,113,165

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	2,225,000	2,462,245

			16,676,886

Utilities—3.8%

Electric Utilities—1.9%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]		291,000	295,053

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]		157,000	161,597

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		5,066,000	5,358,977
6.00% Sr. Unsec. Nts., 2/2/18[1]		755,000	803,607

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,3,12]		2,247,000	2,171,164
5.625% Jr. Sub. Perpetual Bonds[1,3,12]		1,135,000	1,125,636
6.00% Jr. Sub. Perpetual Bonds[3,12]	GBP	1,015,000	1,531,434

EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[3]	EUR	3,145,000	3,175,016

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		574,000	622,392

Enel SpA, 5% Sub. Nts., 1/15/75[3]	EUR	3,915,000	4,491,082

Eskom Holdings SOC Ltd.:
6.75% Sr. Unsec. Nts., 8/6/23[1]		1,345,000	1,264,300
7.125% Sr. Unsec. Nts., 2/11/25[1]		845,000	799,024

Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25		616,000	623,219

Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[1]		1,060,000	1,208,654
7.25% Sr. Sec. Nts., 1/15/19[1]		3,080,000	3,480,400

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		348,000	371,324

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[8,14]		1,315,000	1

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,424,613

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		629,000	629,465

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		1,645,000	1,661,450

Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	30,000,000	464,372

17    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Electric Utilities (Continued)

PPL Capital Funding, Inc., 4.20% Sr. Sec. Nts., 6/15/22		$1,076,000	$1,132,825

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		523,000	595,016

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		389,000	391,693

			34,782,314

Gas Utilities—0.2%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20		515,000	524,012

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		800,000	832,000

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,285,000	1,207,900

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		840,000	829,500

			3,393,412

Independent Power and Renewable Electricity Producers—1.0%

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,089,412

AES Gener SA, 5% Sr. Unsec. Nts., 7/14/25[1]		570,000	579,472

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		2,365,000	2,217,187
7.875% Sr. Sec. Nts., 1/15/23[1]		773,000	830,975

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		1,690,000	1,720,538

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		420,000	391,913
7.375% Sr. Unsec. Nts., 11/1/22		1,580,000	1,599,750

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[1,8]		1,487,674	1,588,092

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		3,230,000	3,003,900

Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		420,000	421,862

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[7]	GBP	1,745,000	2,689,112

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		1,573,485	1,630,822

NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,345,875

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24		603,000	532,148

			19,641,058

Multi-Utilities—0.7%

Centrica plc, 3% Sub. Nts., 4/10/76[3]	EUR	3,295,000	3,380,342

CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24		740,000	759,498

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44		248,000	236,723

Empresa Electrica Guacolda SA, 4.56% Sr. Unsec. Nts., 4/30/25[1]		635,000	602,914

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		3,185,000	2,723,175

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[3]	EUR	4,005,000	4,674,243

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44		81,000	84,157

Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[1]		312,000	308,651

		Principal Amount	Value

Multi-Utilities (Continued)

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17		$513,000	$564,299

			13,334,002

Total Corporate Bonds and Notes (Cost $1,146,839,510)			1,072,358,018

		Shares

Common Stocks—0.2%

Arco Capital Corp. Ltd.[7,14,15]		690,638	—

Entegra Etc., Series A15		5,233	1,478,323

JP Morgan International, GDR[15]		446,838	—

Kaiser Aluminum Corp.		205	16,451

Nortek, Inc.[15]		24,095	1,525,454

Premier Holdings Ltd.[15]		18,514	—

Revel Entertainment, Inc.[15]		16,153	—

Wallace Theater Holdings, Inc.[7,15]		1,525	15

Total Common Stocks (Cost $4,777,077)			3,020,243

		Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[15] (Cost $6,331,150)		22,685	—

		Principal Amount

Structured Securities—0.6%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	53,910,000	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	97,250,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sr. Sec. Nts., 4/30/25[1,16]		1,356,539	848,461
3.138% Sr. Sec. Nts., 4/30/25[1,16]		1,333,866	834,280
3.191% Sr. Sec. Nts., 4/30/25[1,16]		1,660,771	1,038,747
3.242% Sr. Sec. Nts., 4/30/25[1,16]		1,895,518	1,185,571
3.269% Sr. Sec. Nts., 4/30/25[1,16]		1,514,297	947,133
3.346% Sr. Sec. Nts., 4/30/25[1,16]		1,423,375	890,265
3.905% Sr. Sec. Nts., 4/30/25[1,16]		1,728,439	1,081,070
4.005% Sr. Sec. Nts., 4/30/25[1,16]		1,492,231	933,331
40.934% Sr. Sec. Nts., 12/31/17[7,17]	BRL	7,710,000	4,211,701

LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[8,16]		2,994	—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	37,295,931	251,894

Total Structured Securities (Cost $19,510,495)			12,222,453

		Shares

Investment Companies—16.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[18,19]		142,283,271	142,283,271

Oppenheimer Master Event-Linked Bond Fund, LLC[18]		3,158,849	47,711,558

Oppenheimer Master Loan Fund, LLC[18]		7,455,394	109,161,257

Total Investment Companies (Cost $305,076,962)			299,156,086

18 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty		Exercise Price		Expiration Date	Contracts		Value

Over-the-Counter Options Purchased—0.1%

EUR Currency Put[15]	DEU	USD	1.020		11/18/15	EUR	36,895,000	$7,932

EUR Currency Put[15]	DEU	USD	1.080		11/18/15	EUR	36,895,000	175,362

ILS Currency Put[15]	GSG	ILS	4.000		10/22/15	ILS	24,720,000	18,738

INR Currency Call[15]	BOA	INR	67.200		8/24/16	INR	413,900,000	109,684

INR Currency Call[15]	GSG	INR	66.600		8/25/16	INR	1,199,000,000	255,387

INR Currency Call[15]	JPM	INR	67.185		8/24/16	INR	827,570,000	218,478

INR Currency Call[15]	JPM	INR	64.830		11/17/15	INR	797,200,000	37,468

INR Currency Call[15]	GSG	INR	64.750		11/18/15	INR	809,500,000	35,618

JPY Currency Call[15]	HSBC	KRW	10.500		12/4/15	JPY	2,938,000,000	201,577

MXN Currency Call[15]	JPM	MXN	15.060		4/11/16	MXN	187,800,000	37,560

SX5E Index Call[15]	CITNA-B	EUR	3500.000		10/16/15	EUR	8,065	3,606

SX5E Index Call[15,20]	CITNA-B	EUR	3500.000		12/18/15	EUR	3,500	37,027

ZAR Currency Call[15]	BAC	ZAR	12.890		3/2/16	ZAR	79,360,000	58,171

ZAR Currency Call[15]	JPM	ZAR	12.890		3/2/16	ZAR	79,360,000	58,171

ZAR Currency Call[15]	GSG	ZAR	13.022		3/4/16	ZAR	160,340,000	142,542

Total Over-the-Counter Options Purchased (Cost $2,953,164)								1,397,321
	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.1%

Interest Rate Swap maturing 1/4/21 Call[15]	BOA	Receive	Three-Month USD BBA LIBOR	1.498%	12/30/15	USD	98,500	716,391

Interest Rate Swap maturing 11/16/20 Call[15]	BAC	Receive	Three-Month USD BBA LIBOR	1.765	11/12/15	USD	50,000	48,742

Interest Rate Swap maturing 11/16/20 Call[15]	UBS	Receive	Three-Month USD BBA LIBOR	1.753	11/12/15	USD	50,000	52,420

Interest Rate Swap maturing 12/17/25 Call[15]	GSG	Receive	Six-Month AUD BBR BBSW	3.405	12/16/16	AUD	4,940	11,249

Interest Rate Swap maturing 12/18/25 Call[15]	BOA	Receive	Six-Month AUD BBR BBSW	3.400	12/17/15	AUD	3,800	8,991

Interest Rate Swap maturing 4/24/18 Call[15]	DEU	Receive	If the “FRO 2” is less than 0.40% at Fixing Date then the Floating Rate will be calculated as MAX[0;(FRO 1-Strike Swap Rate)]	0.800	4/24/18	EUR	52,600	214,199

Interest Rate Swap maturing 5/30/33 Put[15]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	1,235	70,213

Interest Rate Swap maturing 1/2/17 Call[15]	BOA	Pay	BZDI	12.545	1/4/16	BRL	31,000	2,309

Interest Rate Swap maturing 1/2/19 Call[15]	BOA	Pay	BZDI	11.420	1/4/16	BRL	31,000	1,431

Interest Rate Swap maturing 1/4/21 Call[15]	BOA	Pay	BZDI	11.380	1/4/16	BRL	28,160	1,458

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $1,959,222)								1,127,403

Total Investments, at Value (Cost $1,986,416,694)							99.8%	1,869,835,872

Net Other Assets (Liabilities)							0.2	3,040,353

Net Assets							100.0%	$1,872,876,225

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $604,563,869 or 32.28% of the Fund’s net assets at period end.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,380,832 or 0.23% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Restricted security. The aggregate value of restricted securities at period end was $19,998,587, which represents 1.07% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 - 12/30/14	$2,407,409	$2,385,900	$ (21,509)

19    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Arco Capital Corp. Ltd.	6/28/13	$—	$—	$—
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.651%, 3/26/36	3/6/15	152,796	153,061	265
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13 - 7/25/14	1,401,841	1,187,063	(214,778)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	3/19/15	606,573	592,904	(13,669)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 40.934% Sr. Sec. Nts., 12/31/17	9/19/07	3,767,106	4,211,701	444,595
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21	7/11/14 - 10/28/14	3,111,173	3,082,100	(29,073)
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13 - 5/28/15	2,075,422	1,906,450	(168,972)
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13 - 4/28/15	2,920,524	2,689,112	(231,412)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,940	32,284	(496,656)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	1,580,234	1,595,025	14,791
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	66,025	17,353	(48,672)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12 - 2/1/12	862,550	915,819	53,269
Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17	1/8/15 - 1/30/15	2,164,613	1,229,800	(934,813)
Wallace Theater Holdings, Inc.	3/28/13	15	15	—

		$21,887,896	$19,998,587	$(1,889,309)

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $4,001,307. See Note 6 of the accompanying Consolidated Notes.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,205,680. See Note 6 of the accompanying Consolidated Notes.

11. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

13. Interest or dividend is paid-in-kind, when applicable.

14. Security received as the result of issuer reorganization.

15. Non-income producing security.

16. Zero coupon bond reflects effective yield on the date of purchase.

17. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	55,210,591	568,735,691	481,663,011	142,283,271
Oppenheimer Master Event-Linked Bond Fund, LLC	3,158,849	—	—	3,158,849
Oppenheimer Master Loan Fund, LLC	8,486,824	—	1,031,430	7,455,394
Oppenheimer Ultra-Short Duration Fund, Cl. Y	4,508,180	8,196	4,516,376	—

		Value	Income	Realized Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E		$142,283,271	$76,714	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		47,711,558	1,974,722[a]	736,091 [a]
Oppenheimer Master Loan Fund, LLC		109,161,257	4,367,243[b]	(1,521,935)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		—	82,578	(33,275)

Total		$299,156,086	$6,501,257	$(819,119)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19. Rate shown is the 7-day yield at period end.

20. Knock-out option becomes eligible for exercise if at any time the EURO STOXX 50 Index is greater than or equal to 3,900.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$1,282,992,288	68.6%
United Kingdom	63,822,255	3.4
India	53,235,837	2.9
France	40,217,157	2.2
Brazil	35,972,646	1.9
Netherlands	33,642,061	1.8
Mexico	32,734,033	1.8

20    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Canada	$23,480,165	1.3%
Italy	22,963,275	1.2
Spain	20,617,670	1.1
Germany	19,954,278	1.1
Luxembourg	19,152,734	1.0
Supranational	16,905,456	0.9
South Africa	16,664,244	0.9
Peru	15,985,258	0.9
Switzerland	13,178,698	0.7
Indonesia	12,662,035	0.7
Israel	11,651,080	0.6
Ireland	11,269,703	0.6
Hungary	9,329,884	0.5
China	9,103,334	0.5
Colombia	9,024,981	0.5
Panama	7,906,515	0.4
Chile	7,243,375	0.4
Australia	6,618,079	0.4
Portugal	6,162,584	0.3
Dominican Republic	5,808,092	0.3
United Arab Emirates	5,394,077	0.3
Jamaica	5,255,350	0.3
Denmark	4,872,876	0.3
South Korea	4,487,221	0.2
Sri Lanka	3,900,668	0.2
Russia	3,559,631	0.2
Morocco	3,340,658	0.2
Belgium	2,497,405	0.1
Philippines	2,424,613	0.1
Austria	2,113,165	0.1
Jersey, Channel Islands	1,963,500	0.1
Ivory Coast	1,941,302	0.1
Greece	1,906,450	0.1
Serbia	1,834,906	0.1
Egypt	1,548,612	0.1
Sweden	1,493,262	0.1
Paraguay	1,486,188	0.1
Turkey	1,312,083	0.1
Singapore	1,270,920	0.1
Uruguay	1,258,400	0.1
Zambia	1,216,350	0.1
Japan	830,835	0.0
Cayman Islands	826,625	0.0
Kazakhstan	817,313	0.0
Venezuela	646,576	0.0
Thailand	606,436	0.0
Bermuda	600,672	0.0
Vietnam	598,622	0.0
Norway	589,263	0.0
Argentina	506,050	0.0
Eurozone	438,126	0.0

Total	$1,869,835,872	100.0%

Forward Currency Exchange Contracts as of September 30, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	11/2015	USD	9,521	KRW	11,297,000	$1,725	$–
BAC	10/2015	USD	286	RUB	17,000	26,405	–
BNP	10/2015	CLP	6,771,000	USD	9,972	–	252,765
BNP	10/2015	MXN	161,900	USD	9,650	–	72,603
BNP	10/2015	USD	4,952	CLP	3,460,000	–	19,102
BNP	10/2015	USD	9,640	MXN	163,700	–	43,512
BOA	10/2015	CLP	3,309,000	USD	4,906	–	160,728
BOA	11/2015	EUR	18,365	USD	20,554	–	16,624
BOA	11/2015	GBP	435	USD	674	–	15,792
BOA	11/2015	HUF	1,524,000	USD	5,330	100,493	–
BOA	10/2015	IDR	17,931,000	USD	1,212	12,906	–
BOA	02/2016	INR	662,000	USD	9,700	134,841	–
BOA	11/2015	NZD	7,535	USD	4,882	–	77,317
BOA	11/2015	SGD	13,500	USD	9,599	–	124,201
BOA	11/2015	TWD	317,000	USD	9,601	–	23,931
BOA	11/2015	USD	14,716	AUD	20,010	703,749	–

21    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	11/2015	USD	9,949	CAD	13,025	$190,749	$–
BOA	11/2015	USD	13,088	EUR	11,715	134,752	145,289
BOA	11/2015	USD	1,060	GBP	685	24,156	–
BOA	10/2015	USD	8,047	IDR	111,023,000	480,075	–
BOA	10/2015 - 02/2016	USD	55,870	INR	3,766,000	–	619,036
BOA	10/2015	USD	9,560	KRW	11,453,000	–	96,821
BOA	11/2015 - 12/2015	USD	35,861	MXN	572,650	2,163,921	–
BOA	06/2016	USD	2,373	PHP	113,000	–	3,671
BOA	11/2015	USD	9,775	SGD	13,500	299,530	–
BOA	12/2015	USD	3,161	ZAR	43,510	56,070	–
CITNA-B	11/2015	AUD	27,140	USD	19,317	–	310,403
CITNA-B	10/2015	BRL	71,500	USD	17,997	38,132	–
CITNA-B	10/2015	CLP	6,699,000	USD	9,700	18,672	94,508
CITNA-B	11/2015	EUR	3,855	USD	4,330	16,995	36,216
CITNA-B	11/2015	GBP	595	USD	924	–	24,600
CITNA-B	11/2015	JPY	1,137,000	USD	9,487	–	3,876
CITNA-B	12/2015	MXN	99,900	USD	6,175	–	297,013
CITNA-B	10/2015	USD	22,456	BRL	71,500	4,420,969	–
CITNA-B	10/2015	USD	9,650	CLP	6,699,000	25,441	–
CITNA-B	11/2015	USD	2,757	EUR	2,510	–	49,389
CITNA-B	11/2015	USD	515	GBP	325	23,962	–
CITNA-B	11/2015	USD	14	HUF	4,000	58	–
CITNA-B	11/2015	USD	9,728	NZD	14,870	245,541	–
CITNA-B	11/2015	USD	186	SGD	250	10,160	–
CITNA-B	12/2015	USD	11,428	ZAR	151,480	619,100	–
DEU	10/2015	AUD	13,400	USD	9,630	–	233,558
DEU	10/2015	BRL	51,110	USD	12,746	146,281	–
DEU	11/2015	EUR	615	USD	689	218	1,724
DEU	11/2015	MXN	161,500	USD	9,494	33,399	–
DEU	11/2015	USD	9,540	AUD	13,660	–	22,746
DEU	10/2015 - 11/2015	USD	25,574	BRL	102,640	–	163,674
DEU	11/2015	USD	410	EUR	365	1,814	–
DEU	10/2015	USD	9,436	ZAR	129,640	121,014	–
DEU	10/2015	ZAR	129,640	USD	9,368	–	52,919
GSCO-OT	11/2015	AUD	13,210	USD	9,719	–	471,393
GSCO-OT	10/2015	BRL	39,920	USD	10,014	55,231	–
GSCO-OT	11/2015	CAD	12,470	USD	9,787	–	445,238
GSCO-OT	11/2015	EUR	13,965	USD	15,260	355,232	–
GSCO-OT	10/2015	USD	19,495	AUD	26,985	572,508	–
GSCO-OT	10/2015 - 12/2015	USD	14,765	BRL	51,160	1,953,805	38,212
GSCO-OT	11/2015	USD	9,739	CAD	12,470	396,586	–
GSCO-OT	11/2015	USD	16,420	EUR	14,935	–	281,415
GSCO-OT	11/2015	USD	5,332	HUF	1,520,000	–	84,194
GSCO-OT	11/2015	USD	13,784	INR	926,940	–	231,702
HSBC	10/2015	CLP	6,698,000	USD	9,586	36,979	–
HSBC	11/2015	EUR	4,910	USD	5,483	19,460	12,363
HSBC	10/2015	KRW	11,453,000	USD	9,589	67,526	–
HSBC	10/2015	USD	9,639	CLP	6,698,000	15,995	–
HSBC	11/2015	USD	88,363	EUR	80,020	6,669	1,126,284
HSBC	11/2015	USD	1,998	GBP	1,300	31,600	–
JPM	10/2015 - 11/2015	AUD	13,610	USD	9,687	–	143,403
JPM	10/2015	BRL	78,480	USD	21,553	350,786	2,108,569
JPM	01/2016	CNH	55,600	USD	9,041	–	411,427
JPM	11/2015	EUR	20,950	USD	23,233	261,992	68,255
JPM	11/2015	GBP	565	USD	854	113	–
JPM	10/2015	IDR	17,120,000	USD	1,156	13,494	–
JPM	11/2015	INR	1,402,770	USD	21,199	12,394	–
JPM	11/2015	MXN	13,900	USD	826	–	7,304
JPM	11/2015	NZD	7,335	USD	4,804	–	126,229
JPM	11/2015	USD	4,849	AUD	6,705	151,543	–
JPM	10/2015	USD	20,768	BRL	78,480	991,974	19,199
JPM	01/2016	USD	8,825	CNH	55,600	195,438	–
JPM	11/2015	USD	33,297	EUR	30,040	84,751	379,410
JPM	10/2015 - 11/2015	USD	1,024	GBP	675	3,531	118
JPM	12/2015	USD	9,783	HUF	2,696,000	176,663	–
JPM	11/2015 - 02/2016	USD	53,278	INR	3,547,000	–	272,843
JPM	11/2015	USD	9,608	TWD	317,000	30,188	–
MSCO	10/2015	BRL	86,630	USD	23,510	766,749	2,424,837
MSCO	11/2015	EUR	6,060	USD	6,772	52,568	48,256

22    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
MSCO	11/2015	GBP	430	USD	676	$–	$ 25,183
MSCO	10/2015	MXN	162,000	USD	9,659	–	75,690
MSCO	10/2015 - 12/2015	USD	22,390	BRL	89,110	–	71,299
MSCO	11/2015	USD	17,086	EUR	15,490	16,452	252,203
MSCO	11/2015	USD	66,881	GBP	43,820	608,741	–
MSCO	11/2015	USD	9,451	JPY	1,137,000	–	31,984
MSCO	10/2015	USD	9,622	MXN	160,200	145,849	–
RBS	11/2015	GBP	6,180	USD	9,650	–	303,183
RBS	11/2015	USD	2,870	EUR	2,565	1,981	762
TDB	10/2015	BRL	50,740	USD	12,772	27,060	–
TDB	11/2015	CAD	13,025	USD	9,886	–	127,776
TDB	11/2015	EUR	6,195	USD	7,091	718	164,061
TDB	10/2015 - 01/2016	USD	29,823	BRL	106,040	3,376,582	–
TDB	11/2015	USD	4,760	COP	14,517,000	85,948	–
TDB	11/2015	USD	124	EUR	110	1,426	–
TDB	12/2015	USD	7,037	ZAR	96,330	162,696	–
TDB	12/2015	ZAR	28,510	USD	2,020	14,112	–

Total Unrealized Appreciation and Depreciation						$21,096,468	$12,714,810

Futures Contracts as of September 30, 2015

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	12/21/15	227	35,717,031	$ (533,690)
United States Treasury Nts., 2 yr.	CBT	Buy	12/31/15	246	53,881,688	52,810
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/15	148	32,416,625	(42,244)
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/15	7	843,609	5,685
United States Treasury Nts., 10 yr.	CBT	Sell	12/21/15	281	36,174,359	(327,004)
United States Ultra Bonds	CBT	Buy	12/21/15	197	31,600,031	(46,078)

						$ (890,521)

Over-the-Counter Options Written at September 30, 2015
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
BRL Currency Put	GSG	JPY	25.000	9/12/16	BRL	(25,000,000)	$383,213	$ (468,227)
EUR Currency Put	DEU	USD	1.050	11/18/15	EUR	(73,795,000)	418,754	(95,712)
EUR Currency Call[1]	GSG	MXN	18.000	7/20/16	EUR	(9,375,000)	345,256	(997,680)
ILS Currency Put	GSG	ILS	4.100	10/22/15	ILS	(25,330,000)	8,587	(3,470)
INR Currency Put	BOA	INR	81.250	8/24/16	INR	(500,410,000)	84,993	(48,540)
INR Currency Put	GSG	INR	81.440	8/25/16	INR	(1,466,000,000)	267,854	(139,270)
INR Currency Put	GSG	INR	68.850	11/18/15	INR	(860,500,000)	91,237	(22,373)
INR Currency Put	JPM	INR	81.500	8/24/16	INR	(1,003,900,000)	190,814	(94,367)
JPY Currency Call	HSBC	KRW	10.900	12/4/15	JPY	(2,938,000,000)	200,922	(92,498)
KRW Currency Call	JPM	KRW	1159.000	11/16/15	KRW	(14,200,000,000)	126,152	(85,200)
SX5E Index Call	CITNA-B	EUR	3650.000	10/16/15	EUR	(8,065)	56,111	(493)
ZAR Currency Put	BAC	ZAR	16.388	3/2/16	ZAR	(100,900,000)	97,837	(105,339)
ZAR Currency Put	BOA	ZAR	17.000	9/14/16	ZAR	(105,000,000)	228,814	(248,430)
ZAR Currency Put	GSG	ZAR	16.754	3/4/16	ZAR	(206,300,000)	200,463	(184,020)
ZAR Currency Put	JPM	ZAR	16.388	3/2/16	ZAR	(100,900,000)	106,580	(105,340)
Total Over-the-Counter Options Written							$2,807,587	$ (2,690,959)

1. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 16.5 MXN per 1 EUR.

Centrally Cleared Credit Default Swaps at September 30, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
CDX.EM.23	Buy	1.000%	6/20/20	USD	2,280	$(219,007)	$ 284,132
CDX.EM.23	Buy	1.000	6/20/20	USD	2,340	(249,470)	291,609
CDX.EM.23	Buy	1.000	6/20/20	USD	2,340	(227,110)	291,609
CDX.EM.23	Buy	1.000	6/20/20	USD	2,340	(222,560)	291,609
CDX.HY 24	Sell	5.000	6/20/20	USD	38,115	(1,079,082)	739,810
Total Cleared Credit Default Swaps						$(1,997,229)	$ 1,898,769

Over-the-Counter Credit Default Swaps at September 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	1,165	$(136,738)	$ 241,452
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	5,790

23   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	125	$(60)	$ 5,790
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	9,876
Brazilian Government International	CITNA-B	Buy	1.000	12/20/20	USD	2,704	(449,417)	463,532
Colombia Government International	BOA	Buy	1.000	9/20/20	USD	2,115	(85,092)	151,856
Colombia Government International	BOA	Buy	1.000	12/20/20	USD	1,320	(80,436)	97,513
Colombia Government International	DEU	Buy	1.000	12/20/20	USD	1,320	(78,030)	97,513
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	180,526	(167,980)
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	168,651	(167,980)
Indonesia Government International	BAC	Buy	1.000	12/20/20	USD	2,200	(141,992)	182,818
Indonesia Government International	BAC	Buy	1.000	12/20/20	USD	775	(66,111)	62,432
Indonesia Government International	BNP	Buy	1.000	12/20/20	USD	775	(66,923)	62,432
Indonesia Government International	BNP	Buy	1.000	12/20/20	USD	1,760	(108,435)	146,255
Indonesia Government International	BOA	Buy	1.000	9/20/20	USD	2,205	(153,371)	170,230
Mexico Government International	CITNA-B	Buy	1.000	12/20/20	USD	2,175	(94,275)	87,095
Mexico Government International	CITNA-B	Buy	1.000	9/20/20	USD	2,205	(65,679)	86,111
Mexico Government International	DEU	Buy	1.000	9/20/20	USD	2,192	(52,981)	85,603
Mexico Government International	GSG	Buy	1.000	9/20/20	USD	2,205	(52,536)	86,111
Mexico Government International	JPM	Buy	1.000	9/20/20	USD	2,205	(53,540)	86,111
Mexico Government International	JPM	Buy	1.000	9/20/20	USD	2,190	(52,742)	85,525
Penerbangan Malaysia Bhd	BAC	Buy	1.000	9/20/20	USD	1,315	(49,732)	82,198
Penerbangan Malaysia Bhd	BAC	Buy	1.000	12/20/20	USD	775	(54,402)	50,222
Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	880	(44,850)	57,051
Penerbangan Malaysia Bhd	BNP	Buy	1.000	9/20/20	USD	1,315	(53,270)	82,198
Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	880	(35,209)	59,265
Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	1,306	(67,735)	84,668
Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	385	(26,693)	24,949
Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	775	(53,061)	50,222
Penerbangan Malaysia Bhd	BOA	Buy	1.000	9/20/20	USD	1,755	(70,318)	109,702
Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	1,740	(91,024)	112,805
Penerbangan Malaysia Bhd	JPM	Buy	1.000	12/20/20	USD	1,320	(55,715)	88,897
Republic of Indonesia	BNP	Buy	1.000	9/20/20	USD	1,325	(93,274)	102,292
Republic of Indonesia	BNP	Buy	1.000	6/20/20	USD	2,135	(79,074)	147,290
Republic of Turkey	BNP	Buy	1.000	12/20/20	USD	2,200	(199,580)	229,607
Republic of Turkey	BNP	Buy	1.000	12/20/20	USD	2,200	(184,075)	229,607
Republic of Turkey	BNP	Buy	1.000	12/20/20	USD	2,193	(207,651)	228,876
Republic of Turkey	GSG	Buy	1.000	3/20/20	USD	3,555	(170,989)	307,459
Republic of Turkey	GSG	Buy	1.000	12/20/20	USD	4,392	(418,671)	458,379
Republic of Turkey	HSBC	Buy	1.000	3/20/20	USD	2,550	(120,373)	220,540
Republic of Turkey	HSBC	Buy	1.000	12/20/20	USD	2,193	(210,977)	228,876
Republic of Turkey	MOS-A	Buy	1.000	9/20/20	USD	2,193	(171,171)	216,853
Republic of Turkey	MOS-A	Buy	1.000	12/20/20	USD	1,305	(120,202)	132,916
Russian Foreign Bond - Eurobon	BNP	Buy	1.000	12/20/20	USD	1,524	(184,657)	191,460
Russian Foreign Bond - Eurobon	BNP	Buy	1.000	12/20/20	USD	1,014	(125,553)	127,388
Russian Foreign Bond - Eurobon	CITNA-B	Buy	1.000	9/20/20	USD	2,546	(285,458)	305,264
Russian Foreign Bond - Eurobon	GSG	Buy	1.000	9/20/20	USD	2,536	(308,953)	304,065
Russian Foreign Bond - Eurobon	HSBC	Buy	1.000	9/20/20	USD	2,547	(285,411)	305,384
State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	(37,944)
Total Over-the-Counter Credit Default Swaps							$(5,086,525)	$ 6,378,574

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:
Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*			Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$1,740,000			$—		BBB-
Non-Investment Grade Corporate Debt Indexes	$38,115,000		$		EUR	B
Investment Grade Single Name Corporate Debt	500,000	EUR		—	EUR	BBB- to BBB
Non-Investment Grade Sovereign Debt	$950,000			$—		CCC+

Total USD	$40,805,000			$—

Total EUR	500,000	EUR		—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

24   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Currency Swaps at September 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value
BOA	Pay	Six-Month USD BBA LIBOR	6.820%	5/13/18	INR	295,306	USD	4,625	$ (51,769)
BOA	Pay	Six-Month USD BBA LIBOR	6.520	4/28/18	INR	593,770	USD	9,358	(215,685)
BOA	Pay	Six-Month USD BBA LIBOR	6.670	5/27/18	INR	600,000	USD	9,434	(203,513)
BOA	Receive	Three-Month USD BBA LIBOR	2.970	12/28/16	USD	4,992	CNH	32,400	(94,279)
BOA	Receive	Three-Month USD BBA LIBOR	2.960	12/22/16	USD	10,930	CNH	70,500	(134,572)
BOA	Pay	Six-Month USD BBA LIBOR	6.330	4/15/18	INR	288,369	USD	4,625	(199,906)
BOA	Pay	Six-Month USD BBA LIBOR	6.330	3/31/20	INR	145,780	USD	2,329	(99,410)
BOA	Pay	Six-Month USD BBA LIBOR	6.250	3/25/20	INR	145,508	USD	2,336	(181,960)
BOA	Pay	Six-Month USD BBA LIBOR	6.300	4/13/18	INR	287,200	USD	4,614	(208,671)
GSG	Pay	Six-Month USD BBA LIBOR	6.300	4/9/18	INR	582,000	USD	9,342	(301,780)
GSG	Pay	Six-Month USD BBA LIBOR	6.450	3/27/18	INR	905,460	USD	14,529	(799,078)
Total Over-the-Counter Currency Swap									$ (2,490,623)

Centrally Cleared Interest Rate Swaps at September 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Receive	Three-Month USD BBA LIBOR	2.020%	9/18/25	USD	1,320	$ 3,092
BOA	Pay	Three-Month AUD BBR BBSW	2.020	9/7/18	AUD	15,400	2,185
BOA	Receive	Three-Month USD BBA LIBOR	1.095	9/25/18	USD	5,425	(18,481)
BOA	Pay	Three-Month AUD BBR BBSW	2.150	9/21/18	AUD	7,135	20,411
BOA	Receive	Three-Month USD BBA LIBOR	2.019	9/18/25	USD	1,350	3,007
BOA	Receive	Six-Month AUD BBR BBSW	2.985	9/7/25	AUD	5,000	(33,729)
DEU	Pay	Six-Month PLN WIBOR WIBO	2.170	8/28/20	PLN	19,300	45,987
GSG	Pay	Six-Month PLN WIBOR WIBO	2.145	6/29/18	PLN	61,525	199,556
JPM	Receive	Three-Month HUF BUBOR	1.910	7/8/17	HUF	3,550,000	(46,895)
JPM	Receive	Three-Month HUF BUBOR	1.775	7/18/17	HUF	3,490,000	(28,246)
Total Centrally Cleared Interest Rate Swaps							$ 146,887

Over-the-Counter Interest Rate Swaps at September 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Pay	MXN TIIE BANXICO	3.600%	2/29/16	MXN	912,500	$ 18,439
BAC	Pay	MXN TIIE BANXICO	6.395	9/18/25	MXN	25,900	97
BOA	Pay	Three-Month MYR KLIBOR BNM	4.060	7/24/20	MYR	20,230	(47,709)
BOA	Receive	Three-Month MYR KLIBOR BNM	3.730	7/24/16	MYR	94,415	26,637
BOA	Pay	MXN TIIE BANXICO	6.395	9/18/25	MXN	26,500	100
BOA	Pay	BZDI	13.975	1/2/18	BRL	40,900	(279,134)
BOA	Receive	NSERO	7.360	7/30/16	INR	2,020,000	(101,775)
BOA	Receive	Six-Month INR MIBOR OIS Compound	7.000	5/12/18	INR	300,000	(22,855)
BOA	Receive	Six-Month INR MIBOR OIS Compound	6.980	7/30/20	INR	460,000	62,197
CITNA-B	Pay	Six-Month CLP TNA	3.750	5/14/18	CLP	1,250,000	(12,155)
GSG	Pay	Three-Month MYR KLIBOR BNM	4.440	3/16/25	MYR	30,000	(130,901)
GSG	Pay	Three-Month COP IBR OIS	7.340	9/18/25	COP	4,570,000	(9,482)
GSG	Pay	BZDI	13.145	1/2/17	BRL	38,450	(253,139)
GSG	Pay	Six-Month CLP TNA	4.107	5/28/20	CLP	2,500,000	(18,675)
GSG	Pay	MXN TIIE BANXICO	3.600	2/29/16	MXN	890,375	11,635
GSG	Pay	Six-Month CLP TNA	4.170	5/27/20	CLP	810,000	(3,029)
GSG	Pay	Six-Month CLP TNA	3.675	5/11/18	CLP	4,000,000	(53,424)
JPM	Receive	BZDI	15.520	1/2/25	BRL	8,860	(36,959)
JPM	Pay	Three-Month COP IBR OIS	7.280	9/18/25	COP	4,940,000	(17,069)
JPM	Receive	Three-Month CNY CNREPOFIX=CFXS	2.630	6/26/20	CNY	40,605	27,023
SIB	Receive	BZDI	15.530	1/2/25	BRL	9,230	(38,994)
Total Over-the-Counter Interest Rate Swaps							$ (879,172)

25   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written at September 30, 2015
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional	Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 11/16/20 Call	BAC	Pay	Three-Month USD BBA LIBOR	1.965%	11/12/15	USD	100,000	$390,893	$ (28,287)
Interest Rate Swap maturing 1/2/18 Call	BOA	Pay	BZDI	12.900	1/4/16	BRL	36,800	77,002	(574,712)
Interest Rate Swap maturing 1/4/21 Call	BOA	Pay	Three-Month USD BBA LIBOR	1.698	12/30/15	USD	197,000	788,000	(779,726)
Interest Rate Swap maturing 12/18/18 Call	BOA	Pay	Three-Month AUD BBR BBSW	2.430	12/17/15	AUD	11,300	17,164	(6,853)
Interest Rate Swap maturing 1/4/21 Call	BOA	Pay	BZDI	12.580	1/4/16	BRL	28,160	54,034	(1,120,295)
Interest Rate Swap maturing 1/2/17 Call	BOA	Pay	BZDI	14.320	1/4/16	BRL	31,000	21,449	(142,197)
Interest Rate Swap maturing 1/2/19 Call	BOA	Pay	BZDI	14.750	1/4/16	BRL	31,000	34,727	(401,641)
Interest Rate Swap maturing 12/17/18 Call	GSG	Pay	Three-Month AUD BBR BBSW	2.440	12/16/15	AUD	14,890	17,198	(8,635)
Interest Rate Swap maturing 11/19/20 Call	JPM	Pay	MXN TIIE BANXICO	5.950	11/25/15	MXN	184,600	199,384	(12,443)
Interest Rate Swap maturing 1/2/18 Call	JPM	Pay	BZDI	12.900	1/4/16	BRL	36,800	77,003	(164,790)
Interest Rate Swap maturing 11/16/20 Call	UBS	Pay	Three-Month USD BBA LIBOR	1.953	11/12/15	USD	100,000	400,000	(30,674)
Total Over-the-Counter Interest Rate Swaptions Written								$2,076,854	$ (3,270,253)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate

26   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CDX.EM.23	Merkit CDX High Yield Index
CDX.HY.24	Merkit CDX High Yield Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
FRO 1	Floating Rate Option 30 yr. rate
FRO 2	Floating Rate Option 10 yr. rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
NSERO	Indian Rupee Floating Rate
OIS	Overnight Index Swap
SX5E	The EURO STOXX 50 Index
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

27  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”) a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

 At period end, the Fund owned 139,825 shares with net assets of $12,284,237 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

 Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

28  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered by third-party pricing vendors
Security Type
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

29  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$40,104,945	$16,905,456	$ 57,010,401
Mortgage-Backed Obligations	—	222,795,608	17,353	222,812,961
U.S. Government Obligations	—	34,116,211	—	34,116,211
Foreign Government Obligations	—	146,319,256	—	146,319,256
Corporate Loans	—	20,288,067	7,452	20,295,519
Corporate Bonds and Notes	—	1,069,901,120	2,456,898	1,072,358,018
Common Stocks	1,541,905	1,478,323	15	3,020,243
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	7,758,858	4,463,595	12,222,453
Investment Companies	142,283,271	156,872,815	—	299,156,086
Over-the-Counter Options Purchased	—	1,397,321	—	1,397,321
Over-the-Counter Interest Rate Swaptions Purchased	—	1,127,403	—	1,127,403

Total Investments, at Value	143,825,176	1,702,159,927	23,850,769	1,869,835,872
Other Financial Instruments:
Forward currency exchange contracts	—	21,096,468	—	21,096,468
Futures contracts	58,495	—	—	58,495
Swaps, at value	—	6,898,606	—	6,898,606
Centrally cleared swaps, at value	—	2,173,007	—	2,173,007

Total Assets	$143,883,671	$1,732,328,008	$23,850,769	$ 1,900,062,448

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(12,714,810)	$—	$ (12,714,810)
Futures contracts	(949,016)	—	—	(949,016)
Options written, at value	—	(2,690,959)	—	(2,690,959)
Swaps, at value	—	(3,889,827)	—	(3,889,827)
Centrally cleared swaps, at value	—	(127,351)	—	(127,351)
Swaptions written, at value	—	(3,270,253)	—	(3,270,253)

Total Liabilities	$(949,016)	$(22,693,200)	$—	$ (23,642,216)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$2,832,625	$–	$–	$ (2,832,625)
Non-Convertible Corporate Bonds and Notes	–	(39,746)	39,746	–

Total Assets	$2,832,625	$(39,746)	$39,746	$ (2,832,625)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

30   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 8.6% of Master Loan and 15.5% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

31 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$92,750,972
Sold securities	23,350,049

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$15,675,558
Market Value	$3,738,531
Market Value as % of Net Assets	0.20%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $988,974, representing 0.05% of the Fund’s net assets, were subject to these forbearance agreements.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

32 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $295,196,833 and $522,846,933, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

33 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $124,888,689 and $118,014,163 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,582,352 and $1,129,605 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

34 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $1,282,728 and $3,243,181 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2014	108,580,000	$600,824
Options written	250,699,616,631	24,287,371
Options closed or expired	(124,508,808)	(871,694)
Options exercised	(229,068,269,758)	(21,208,914)

Options outstanding as of September 30, 2015	21,615,418,065	$2,807,587

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $25,836,449 and $37,650,066 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take

35 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $1,617,098 and $65,278,214 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $98,752,994 and $114,071,862 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

36 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an currency swap contracts with the obligation to receive an interest rate on the dollar notional amount and pay an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $2,389,536 and $2,863,203 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of December 31, 2014	$65,040,000	$710,481
Swaptions written	3,617,448,116	14,821,100
Swaptions closed or expired	(432,844,116)	(777,148)
Swaptions exercised	(2,294,094,000)	(12,677,579)

Swaptions outstanding as of September 30, 2015	955,550,000	$2,076,854

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $10,407,482.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

37 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,986,858,452
Federal tax cost of other investments	(10,310,810)

Total federal tax cost	$1,976,547,642

Gross unrealized appreciation	$26,202,340
Gross unrealized depreciation	(147,206,809)

Net unrealized depreciation	$(121,004,469)

38 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Shares	Value
Common Stocks—81.7%
Consumer Discretionary—12.2%
Auto Components—1.6%
Lear Corp.	1,285	$139,782

Automobiles—4.8%
Ford Motor Co.[1]	16,000	217,120
General Motors Co.	6,650	199,633
		416,753

Hotels, Restaurants & Leisure—0.5%
Extended Stay America, Inc.	2,100	35,238
Las Vegas Sands Corp.	259	9,834
		45,072

Household Durables—2.1%
Beazer Homes USA, Inc.[2]	4,060	54,120
KB Home	70	949
MDC Holdings, Inc.	3,495	91,499
PulteGroup, Inc.	205	3,868
Standard Pacific Corp.[2]	4,418	35,344
		185,780

Multiline Retail—1.0%
J.C. Penney Co., Inc.[2]	1,375	12,774
Kohl’s Corp.	1,610	74,559
		87,333

Specialty Retail—2.2%
Best Buy Co., Inc.	5,000	185,600
Staples, Inc.	863	10,123
		195,723

Consumer Staples—2.6%
Beverages—0.5%
Molson Coors Brewing Co., Cl. B	550	45,661

Food & Staples Retailing—0.8%
Wal-Mart Stores, Inc.	1,038	67,304

Food Products—0.1%
Pinnacle Foods, Inc.	225	9,423

Household Products—0.3%
Procter & Gamble Co. (The)	335	24,100

Tobacco—0.9%
Philip Morris International, Inc.	1,053	83,534

Energy—7.1%
Oil, Gas & Consumable Fuels—7.1%
BP plc, Sponsored ADR	2,688	82,146
Chevron Corp.	1,256	99,073
Exxon Mobil Corp.	700	52,045
Kinder Morgan, Inc.	6,088	168,516
Marathon Oil Corp.	2,390	36,806
Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,775	84,117
Williams Cos., Inc. (The)	2,875	105,944
		628,647

Financials—30.0%
Capital Markets—4.1%
Goldman Sachs Group, Inc. (The)	913	158,643
KKR & Co. LP3	5,140	86,249
Morgan Stanley	3,495	110,092
		354,984

Commercial Banks—12.8%
Bank of America Corp.	3,750	58,425
Citigroup, Inc.[1]	9,500	471,295
JPMorgan Chase & Co.	7,050	429,838
Wells Fargo & Co.	3,265	167,658
		1,127,216

	Shares	Value
Insurance—7.4%
American International Group, Inc.	963	$54,718
Assured Guaranty Ltd.	10,457	261,425
Genworth Financial, Inc., Cl. A2	4,750	21,945
MBIA, Inc.[2]	14,025	85,272
MetLife, Inc.	4,800	226,320
		649,680

Real Estate Investment Trusts (REITs)—5.4%
Apollo Commercial Real Estate Finance, Inc.	3,969	62,353
Ashford Hospitality Trust, Inc.	2,000	12,200
Blackstone Mortgage Trust, Inc., Cl. A	1,740	47,746
Colony Capital, Inc., Cl. A	4,688	91,697
Communications Sales & Leasing, Inc.	2,444	43,748
iStar, Inc.[2]	2,865	36,042
NorthStar Realty Finance Corp.	2,375	29,331
Starwood Property Trust, Inc.	4,950	101,574
Two Harbors Investment Corp.	5,576	49,180
		473,871

Thrifts & Mortgage Finance—0.3%
MGIC Investment Corp.[2]	2,850	26,391

Health Care—9.6%
Biotechnology—0.6%
AbbVie, Inc.	955	51,962

Health Care Equipment & Supplies—1.2%
Medtronic plc	1,601	107,171

Pharmaceuticals—7.8%
GlaxoSmithKline plc, Sponsored ADR	1,200	46,140
Johnson & Johnson	845	78,881
Merck & Co., Inc.	3,650	180,273
Mylan NV2	425	17,110
Pfizer, Inc.[1]	6,288	197,506
Roche Holding AG, Sponsored ADR	2,145	70,678
Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,610	90,901
		681,489

Industrials—4.7%
Airlines—1.5%
United Continental Holdings, Inc.[2]	2,455	130,238

Commercial Services & Supplies—0.9%
R.R. Donnelley & Sons Co.	5,306	77,255

Electrical Equipment—0.4%
Eaton Corp. plc	465	23,855
General Cable Corp.	1,250	14,875
		38,730

Industrial Conglomerates—1.1%
General Electric Co.[1]	3,869	97,576

Machinery—0.5%
Navistar International Corp.[2]	3,725	47,382

Marine—0.1%
Costamare, Inc.	500	6,135

Road & Rail—0.2%
CSX Corp.	505	13,584

Information Technology—6.8%
Communications Equipment—1.3%
Cisco Systems, Inc.	2,219	58,249
QUALCOMM, Inc.	988	53,085
		111,334

Internet Software & Services—0.6%
Google, Inc., Cl. C2	90	54,758

1 OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment—0.5%
Applied Materials, Inc.	700	$10,283
Intel Corp.	245	7,384
Micron Technology, Inc.[2]	1,900	28,462
		46,129

Software—1.6%
Microsoft Corp.[1]	3,082	136,409

Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.	1,650	181,995
EMC Corp.	1,260	30,442
Hewlett-Packard Co.	715	18,311
Seagate Technology plc	400	17,920
		248,668

Materials—2.5%
Chemicals—0.5%
LyondellBasell Industries NV, Cl. A	539	44,931

Metals & Mining—0.5%
Allegheny Technologies, Inc.	1,535	21,766
Freeport-McMoRan, Inc.	1,900	18,411
		40,177

Paper & Forest Products—1.5%
Domtar Corp.	1,850	66,138
International Paper Co.	1,210	45,726
Louisiana-Pacific Corp.[2]	1,468	20,904
		132,768

Telecommunication Services—3.3%
Diversified Telecommunication Services—3.3%
AT&T, Inc.	3,700	120,546
CenturyLink, Inc.	3,800	95,456
Frontier Communications Corp.	15,289	72,623
Windstream Holdings, Inc.	1,000	6,140
		294,765

Utilities—2.9%
Electric Utilities—2.5%
American Electric Power Co., Inc.	1,176	66,867
Edison International	1,088	68,620
PPL Corp.	2,558	84,133
		219,620

Independent Power and Renewable Electricity Producers—0.4%
NRG Energy, Inc.	2,244	33,324
Total Common Stocks (Cost $7,185,232)		7,175,659

Preferred Stocks—5.5%
Allergan plc, 5.50% Cv., Series A	10	9,435
American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	1,000	24,850
American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	1,300	32,383
Dominion Resources, Inc., 6.375% Cv.	400	19,844
Exelon Corp., 6.50% Cv.	950	41,467
Frontier Communications Corp., Series A, 11.125% Cv., Non-Vtg.	935	87,095
iStar, Inc., 4.50% Cv., Non-Vtg.	1,965	104,951
Post Holdings, Inc., 5.25% Cv.	1,100	125,082
Southwestern Energy Co., 6.25% Cv., Non-Vtg.	995	30,925
WPX Energy, Inc., 6.25% Cv.[2]	300	11,077
Total Preferred Stocks (Cost $515,168)		487,109

	Units
Rights, Warrants and Certificates—0.1%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[2] (Cost $18,684)	5,065	4,660

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes—0.8%
J.C. Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	$39,000	$35,295
5.75% Sr. Unsec. Nts., 2/15/18	3,000	2,902
MBIA Insurance Corp., 11.549% Sub. Nts., 1/15/334,[5]	61,000	28,365
Total Non-Convertible Corporate Bonds and Notes (Cost $79,833)		66,562

Convertible Corporate Bonds and Notes—9.0%
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[6]	122,000	73,886
iStar, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	20,000	22,887
MGIC Investment Corp.:
2.00% Cv. Sr. Unsec. Nts., 4/1/20	22,000	31,680
5.00% Cv. Sr. Unsec. Nts., 5/1/17	34,000	36,337
9.00% Cv. Jr. Sub. Nts., 4/1/63[4]	185,000	231,597
Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	132,000	111,623
Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	104,000	76,635
4.75% Cv. Sr. Sub. Nts., 4/15/19	141,000	98,788
Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	85,000	9,350
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19[1]	65,000	98,313
Total Convertible Corporate Bonds and Notes (Cost $932,455)		791,096

	Shares
Structured Securities—2.0%
Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 10/28/15[4]	2,476	20,229
Bank of America Merrill Lynch, American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 10/26/15[4]	818	16,530
Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17	450	15,258
Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 12/7/15[4]	2,910	26,296
Credit Suisse AG (New York Branch), Standard Pacific Corp. Equity Linked Nts., 1/15/16	2,732	22,340
Deutsche Bank AG (London), Standard Pacific Corp. Equity Linked Nts., 12/18/15[4]	2,819	22,628
UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 12/11/15[4]	2,611	21,022
UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 3/31/16[4]	1,913	15,602
UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 3/8/16[4]	2,217	17,862
Total Structured Securities (Cost $190,434)		177,767

Investment Company—0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[7,8] (Cost $7,223)	7,223	7,223

2 OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

		Exercise Price	Expiration Date	Contracts	Value
Exchange-Traded Options Purchased—0.0%
Johnson & Johnson Put[2]	USD	87.500	10/16/15 USD	8	$416
Medtronic plc Put[2]	USD	62.500	10/16/15 USD	8	380
Merck & Co., Inc. Put[2]	USD	47.500	10/16/15 USD	8	520
Total Exchange-Traded Options Purchased (Cost $1,710)					1,316

Total Investments, at Value (Cost $8,930,739)				99.2%	8,711,392
Net Other Assets (Liabilities)				0.8	70,157

Net Assets				100.0%	$8,781,549

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $202,838. See Note 6 of the accompanying Notes.

2. Non-income producing security.

3. Security is a Master Limited Partnership.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $400,131 or 4.56% of the Fund’s net assets at period end.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Rate shown is the 7-day yield at period end.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	96,193	1,572,676	1,661,646	7,223

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$7,223	$47

Exchange-Traded Options Written at September 30, 2015
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Allstate Corp. Put	USD	65.000	1/15/16	USD	(4)	$2,918	$(3,024)
AT&T, Inc. Put	USD	32.000	10/16/15	USD	(5)	290	(240)
Edison International Call	USD	62.500	10/16/15	USD	(5)	445	(645)
Frontier Communications Corp. Put	USD	5.000	10/16/15	USD	(1)	21	(35)
Genworth Financials, Inc. Call	USD	5.000	10/16/15	USD	(5)	170	(35)
Johnson & Johnson Put	USD	92.500	10/16/15	USD	(4)	738	(632)
Louisiana-Pacific Corp. Put	USD	17.000	10/16/15	USD	(13)	1,293	(3,575)
Medtronic plc Put	USD	72.500	10/16/15	USD	(5)	1,585	(2,850)
Medtronic plc Put	USD	67.500	10/16/15	USD	(4)	717	(792)
Merck & Co., Inc. Put	USD	52.500	10/16/15	USD	(4)	696	(1,340)
Merck & Co., Inc. Put	USD	57.500	11/20/15	USD	(5)	2,679	(4,200)
MGIC Investment Corp. Put	USD	11.000	10/16/15	USD	(5)	365	(855)
Molson Coors Brewing Co. Call	USD	90.000	10/16/15	USD	(5)	755	(575)
Pinnacle Foods, Inc. Call	USD	47.500	10/16/15	USD	(2)	108	(50)
United Continental Holdings, Inc. Put	USD	67.500	12/18/15	USD	(5)	4,184	(7,563)
Wal-Mart Stores, Inc. Put	USD	70.000	12/18/15	USD	(4)	2,768	(2,516)

Total of Exchange-Traded Options Written						$19,732	$(28,927)

3    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Equity Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

4    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,070,443	$—	$—	$1,070,443
Consumer Staples	230,022	—	—	230,022
Energy	628,647	—	—	628,647
Financials	2,632,142	—	—	2,632,142
Health Care	840,622	—	—	840,622
Industrials	410,900	—	—	410,900
Information Technology	597,298	—	—	597,298
Materials	217,876	—	—	217,876

5    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table (Continued)
Investments, at Value: (Continued)
Common Stocks (Continued)
Telecommunication Services	$294,765	$—	$—	$294,765
Utilities	252,944	—	—	252,944
Preferred Stocks	382,158	104,951	—	487,109
Rights, Warrants and Certificates	4,660	—	—	4,660
Non-Convertible Corporate Bonds and Notes	—	66,562	—	66,562
Convertible Corporate Bonds and Notes	—	791,096	—	791,096
Structured Securities	—	177,767	—	177,767
Investment Company	7,223	—	—	7,223
Exchange-Traded Options Purchased	1,316	—	—	1,316
Total Assets	$7,571,016	$1,140,376	$—	$8,711,392

Liabilities Table
Other Financial Instruments:
Options written, at value	$(28,927)	$—	$—	$(28,927)
Total Liabilities	$(28,927)	$—	$—	$(28,927)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

6    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$45,686
Market Value	$28,365
Market Value as % of Net Assets	0.32%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

7    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $11 and $882 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $2,518 and $15,872 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2014	60	$7,445
Options written	861	120,426
Options closed or expired	(485)	(48,188)
Options exercised	(360)	(59,951)

Options outstanding as of September 30, 2015	76	$19,732

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default

8    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$8,992,838
Federal tax cost of other investments	(19,732)

Total federal tax cost	$8,973,106

Gross unrealized appreciation	$847,644
Gross unrealized depreciation	(1,138,285)

Net unrealized depreciation	$(290,641)

9    OPPENHEIMER EQUITY INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Shares	Value

Common Stocks—27.2%

Consumer Discretionary—1.8%

Auto Components—0.1%

Remy International, Inc.	12,994	$380,074

Hotels, Restaurants & Leisure—0.5%

Brinker International, Inc.[1,3]	38,375	2,021,211

Fujita Kanko, Inc.	52,000	179,316

Hilton Worldwide Holdings, Inc.	3,220	73,867

		2,274,394

Household Durables—0.1%

Blyth, Inc.[2]	66,811	398,862

Media—0.5%

Cablevision Systems Corp., Cl. A	11,392	369,898

Cinemark Holdings, Inc.[3]	22,260	723,228

DISH Network Corp., Cl. A2	14,333	836,187

		1,929,313

Multiline Retail—0.6%

Macy’s, Inc.[1,3]	18,065	927,096

Target Corp.[1,3]	17,315	1,361,998

		2,289,094

Consumer Staples—0.8%

Beverages—0.2%

Coca-Cola Co. (The)[1,3]	21,190	850,143

Tobacco—0.6%

Altria Group, Inc.[1,3]	29,012	1,578,253

Philip Morris International, Inc.	12,100	959,893

		2,538,146

Energy—5.2%

Energy Equipment & Services—0.2%

Schlumberger Ltd.	7,695	530,724

Seadrill Partners LLC[4]	39,706	373,237

		903,961

Oil, Gas & Consumable Fuels—5.0%

Buckeye Partners LP1,4	14,430	855,266

Canadian Natural Resources Ltd.	12,271	238,983

Chevron Corp.	6,605	521,002

ConocoPhillips[3]	9,130	437,875

Energy Transfer Equity LP3,4	63,130	1,313,735

Energy Transfer Partners LP3,4	34,526	1,417,983

Enterprise Products Partners LP1,3,4	64,200	1,598,580

EOG Resources, Inc.	7,835	570,388

EQT Midstream Partners LP4	10,640	705,751

Genesis Energy LP4	15,585	597,529

Magellan Midstream Partners LP3,4	26,025	1,564,363

MarkWest Energy Partners LP4	12,200	523,502

NGL Energy Partners LP3,4	23,840	476,085

Niska Gas Storage Partners LLC, Cl. U4	82,643	257,020

Noble Energy, Inc.[1]	10,780	325,340

NuStar Energy LP4	1,105	49,526

NuStar GP Holdings LLC[1,4]	13,400	358,182

Plains All American Pipeline LP1,4	26,550	806,589

Plains GP Holdings LP, Cl. A	17,500	306,250

Spectra Energy Partners LP1,4	8,305	334,027

Sunoco Logistics Partners LP1,3,4	53,275	1,526,862

Tallgrass Energy GP LP, Cl. A	20,921	415,700

Tallgrass Energy Partners LP4	13,100	514,699

Targa Resources Corp.	2,710	139,619

Targa Resources Partners LP1,4	18,229	529,370

TC PipeLines LP4	21,100	1,004,571

Tesoro Logistics LP4	12,695	571,275

TransMontaigne Partners LP4	6,835	185,912

Valero Energy Corp.[3]	5,840	350,984

Western Gas Partners LP4	7,710	360,982

Williams Cos., Inc. (The)	21,480	791,538

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Williams Partners LP4	23,757	$758,324

		20,407,812

Financials—8.0%

Capital Markets—0.0%

Goldman Sachs Group, Inc. (The)	668	116,072

Commercial Banks—0.7%

Citigroup, Inc.[1,3]	16,640	825,510

JPMorgan Chase & Co.[3]	16,135	983,751

M&T Bank Corp.	6,885	839,626

Wells Fargo & Co.	6,400	328,640

		2,977,527

Insurance—1.1%

ACE Ltd.	17,015	1,759,351

Allstate Corp. (The)	10,090	587,641

HCC Insurance Holdings, Inc.	4,438	343,812

Phoenix Cos., Inc. (The)[2]	10,536	347,583

StanCorp Financial Group, Inc.	3,316	378,687

Symetra Financial Corp.	12,445	393,760

Unum Group	17,970	576,478

		4,387,312

Real Estate Investment Trusts (REITs)—5.2%

Acadia Realty Trust	8,310	249,882

American Assets Trust, Inc.	10,685	436,589

AvalonBay Communities, Inc.	4,437	775,676

Blackstone Mortgage Trust, Inc., Cl. A	44,085	1,209,692

Boston Properties, Inc.	4,220	499,648

Care Capital Properties, Inc.	1,215	40,010

Champion REIT	193,000	96,593

Chatham Lodging Trust	5,260	112,985

Chesapeake Lodging Trust	11,190	291,611

Derwent London plc	5,970	329,453

Duke Realty Corp.	10,880	207,264

Equity Residential	13,440	1,009,613

Essex Property Trust, Inc.	3,300	737,286

Eurocommercial Properties NV	3,438	150,264

Extra Space Storage, Inc.	4,910	378,856

FelCor Lodging Trust, Inc.	30,520	215,776

Fortune Real Estate Investment Trust	237,000	222,869

Frasers Centrepoint Trust	92,000	123,232

GLP J-Reit	164	156,917

Goodman Group	49,300	203,032

GPT Group (The)	60,000	190,802

Great Portland Estates plc	26,130	338,564

Hammerson plc	26,490	250,442

Highwoods Properties, Inc.	7,090	274,737

Home Properties, Inc.	4,730	353,568

Host Hotels & Resorts, Inc.	7,442	117,658

Invincible Investment Corp.	190	105,830

Japan Retail Fund Investment Corp.	52	100,775

Kilroy Realty Corp.[5]	6,040	393,566

Kimco Realty Corp.	11,190	273,372

Klepierre	6,260	283,955

Land Securities Group plc	26,370	503,403

LaSalle Hotel Properties	6,080	172,611

Link REIT (The)	25,500	140,230

Macerich Co. (The)	10,755	826,199

Paramount Group, Inc.[5]	14,180	238,224

Physicians Realty Trust	9,290	140,186

Prologis, Inc.	18,090	703,701

Regency Centers Corp.	7,290	453,074

Simon Property Group, Inc.	6,880	1,263,994

Sovran Self Storage, Inc.	2,790	263,097

Starwood Property Trust, Inc.	111,330	2,284,492

Strategic Hotels & Resorts, Inc.[2]	28,005	386,189

Tanger Factory Outlet Centers, Inc.	10,060	331,678

Taubman Centers, Inc.	3,030	209,312

1	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

UDR, Inc.	19,030	$656,154

Unibail-Rodamco SE	2,370	614,597

Vastned Retail NV	2,323	100,675

Ventas, Inc.	4,860	272,452

Welltower, Inc.	8,280	560,722

Westfield Corp.	105,907	742,973

		20,994,480

Real Estate Management & Development—1.0%

CapitaLand Ltd.	103,000	194,597

Cheung Kong Property Holdings Ltd.	26,000	190,550

City Developments Ltd.	16,000	86,642

Daiwa House Industry Co. Ltd.	8,000	198,571

Hang Lung Properties Ltd.	75,000	168,775

Helical Bar plc	27,090	168,200

Hufvudstaden AB, Cl. A	10,086	132,272

Mitsubishi Estate Co. Ltd.	20,100	411,957

Mitsui Fudosan Co. Ltd.	30,000	825,021

St. Modwen Properties plc	26,190	164,616

Sumitomo Realty & Development Co. Ltd.	12,400	396,087

Sun Hung Kai Properties Ltd.	33,000	430,125

Swire Properties Ltd.	70,200	196,247

Unite Group plc (The)	23,240	229,793

Vonovia SE	6,902	221,853

		4,015,306

Health Care—2.9%

Biotechnology—0.1%

Baxalta, Inc.[3]	18,515	583,408

Chelsea Therapeutics, Inc.[2,6]	10,531	—

		583,408

Health Care Equipment & Supplies—0.3%

Baxter International, Inc.[3]	12,675	416,374

Medtronic plc	6,462	432,566

Thoratec Corp.[2]	6,091	385,317

		1,234,257

Health Care Providers & Services—1.1%

Express Scripts Holding Co.[2]	6,520	527,859

HCA Holdings, Inc.[2]	3,465	268,052

IPC Healthcare, Inc.[2]	5,054	392,645

UnitedHealth Group, Inc.[1,3]	17,745	2,058,598

Universal Health Services, Inc., Cl. B3	9,415	1,175,086

		4,422,240

Health Care Technology—0.1%

Merge Healthcare, Inc.[2]	56,907	404,040

Pharmaceuticals—1.3%

Allergan plc[2,3]	4,110	1,117,139

Ambit Biosciences Corp.[2,6]	10,347	6,208

Durata Therapeutics[2,6]	6,530	—

Furiex Pharmaceuticals, Inc.[2,6]	636	3,107

Merck & Co., Inc.[3]	24,895	1,229,564

Novartis AG, ADR[3]	16,280	1,496,458

Roche Holding AG	5,606	1,481,968

Teva Pharmaceutical Industries Ltd.[2]	10	—

		5,334,444

Industrials—2.9%

Aerospace & Defense—1.5%

Honeywell International, Inc.[3]	26,140	2,475,197

Lockheed Martin Corp.	10,185	2,111,452

Northrop Grumman Corp.	6,600	1,095,270

Precision Castparts Corp.	1,717	394,412

		6,076,331

Airlines—0.1%

United Continental Holdings, Inc.[2]	7,110	377,185

	Shares	Value

Commercial Services & Supplies—0.5%

Republic Services, Inc., Cl. A1	34,090	$1,404,508

Tyco International plc[1,3]	18,495	618,843

		2,023,351

Construction & Engineering—0.2%

Quanta Services, Inc.[2,3]	37,120	898,675

Machinery—0.2%

Adept Technology, Inc.[2]	30,749	398,507

Flowserve Corp.	14,150	582,131

		980,638

Road & Rail—0.2%

Con-way, Inc.	8,360	396,682

Union Pacific Corp.	4,770	421,716

		818,398

Trading Companies & Distributors—0.2%

AerCap Holdings NV2,3	16,430	628,283

Information Technology—2.7%

Communications Equipment—0.8%

Juniper Networks, Inc.[3]	60,640	1,559,055

QUALCOMM, Inc.[3]	24,930	1,339,489

Telefonaktiebolaget LM Ericsson, Cl. B	41,183	405,674

		3,304,218

Electronic Equipment, Instruments, & Components—0.1%

Planar Systems, Inc.[2]	61,635	357,483

Internet Software & Services—0.8%

Dealertrack Technologies, Inc.[2]	5,499	347,317

Google, Inc., Cl. A2	3,496	2,231,741

Millennial Media, Inc.[2]	229,975	402,456

Xoom Corp.[2]	7,978	198,493

		3,180,007

Semiconductors & Semiconductor Equipment—0.5%

Altera Corp.[3]	6,037	302,333

Pericom Semiconductor Corp.	23,472	428,364

Xilinx, Inc.[3]	26,565	1,126,356

		1,857,053

Software—0.1%

Solera Holdings, Inc.	7,125	384,750

Technology Hardware, Storage & Peripherals—0.4%

Apple, Inc.[3]	12,210	1,346,763

Dot Hill Systems Corp.[2]	41,713	405,867

		1,752,630

Materials—1.2%

Chemicals—0.9%

Celanese Corp., Series A	14,150	837,256

Cytec Industries, Inc.	5,116	377,817

LyondellBasell Industries NV, Cl. A3	15,826	1,319,255

Methanex Corp.	21,215	703,489

OM Group, Inc.	9,626	316,599

		3,554,416

Containers & Packaging—0.3%

Packaging Corp. of America	8,000	481,280

Sonoco Products Co.	20,110	758,951

		1,240,231

Telecommunication Services—0.8%

Diversified Telecommunication Services—0.7%

AT&T, Inc.	11,970	389,983

BCE, Inc.[3]	52,935	2,168,218

Premiere Global Services, Inc.[2]	28,544	392,194

		2,950,395

2	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Wireless Telecommunication Services—0.1%

NII Holdings, Inc.[2]	605	$3,938

NTELOS Holdings Corp.[2]	43,762	395,171

		399,109

Utilities—0.9%

Electric Utilities—0.6%

Edison International[3]	21,335	1,345,598

PPL Corp.[3]	33,195	1,091,784

		2,437,382

Gas Utilities—0.1%

AGL Resources, Inc.	6,007	366,667

Independent Power and Renewable Electricity Producers—0.0%

EME Reorganization Trust	52,072	260

NRG Energy, Inc.	171	2,543

		2,803

Multi-Utilities—0.2%

CMS Energy Corp.	10,090	356,379

TECO Energy, Inc.	14,356	376,989

		733,368

Total Common Stocks (Cost $122,170,507)		110,764,258

Preferred Stocks—0.9%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	340	374,510

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	475	546,962

U.S. Bancorp, 6% Non-Cum., Series G, Non-Vtg.[7]	99,700	2,625,101

Total Preferred Stocks (Cost $3,536,667)		3,546,573

	Principal Amount

Asset-Backed Securities—4.7%

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.459%, 5/10/32[7,8]	$622,684	614,900

Airspeed Ltd., Series 2007-1A, Cl. G1, 0.477%, 6/15/32[7,8]	4,507,130	3,763,453

Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 1.494%, 3/25/37[7,9]	1,600,000	1,476,423

Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.507%, 9/15/41[7,8]	1,976,225	1,432,763

GSAMP Trust, Series 2005-HE4, Cl. M3, 0.714%, 7/25/45[7]	1,400,000	1,157,157

JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.644%, 12/25/35[7]	1,836,000	1,648,532

Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.574%, 12/25/35[7]	1,780,000	1,520,581

New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 0.914%, 3/25/35[7]	1,239,494	1,093,384

Raspro Trust, Series 2005-1A, Cl. G, 0.745%, 3/23/24[7,8]	2,935,774	2,803,664

SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 0.644%, 10/25/35[7]	4,250,000	3,524,215

Total Asset-Backed Securities (Cost $19,297,934)		19,035,072

Mortgage-Backed Obligation—0.5%

RAMP Trust, Series 2005-RS6, Cl. M4, 0.844%, 6/25/35[7] (Cost $2,034,815)	2,300,000	2,005,566

		Principal Amount	Value

Foreign Government Obligations—6.4%

Brazil—3.6%
Federative Republic of Brazil Unsec. Bonds:
12.355%, 1/1/16[13]	BRL	8,000,000	$1,950,233
13.493%, 4/1/16[13]	BRL	22,900,000	5,389,809
13.495%, 7/1/16[13]	BRL	32,000,000	7,257,611

			14,597,653

Japan—2.3%
Japan Sr. Unsec. Bonds, 0.10% Sr. Unsec. Nts., 1/15/16	JPY	1,109,000,000	9,246,812

Malaysia—0.5%
Federation of Malaysia Sr. Unsec. Bonds, 3.197%, 10/15/15	MYR	9,300,000	2,115,680

Total Foreign Government Obligations (Cost $29,910,999)			25,960,145

Non-Convertible Corporate Bonds and Notes—8.5%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[9]		350,000	369,250

Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29		300,000	298,125

Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21		300,000	295,125

Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[9]		200,000	176,040

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31		350,000	406,766

ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[9]		200,000	209,612

Appvion, Inc., 9% Sec. Nts., 6/1/20[9]		35,000	17,850

ArcelorMittal, 6.25% Sr. Unsec. Nts., 3/1/21		300,000	271,125

Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21		300,000	19,500

Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[9]		350,000	352,009

Avaya, Inc., 10.50% Sec. Nts., 3/1/21[9]		200,000	93,000

Banco BMG SA, 8.875% Sub. Nts., 8/5/20[9]		200,000	173,500

Banco Pan SA, 8.50% Sub. Nts., 4/23/20[9]		100,000	92,500

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		600,000	570,000

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[9]		350,000	284,156

Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[9]		350,000	259,000

Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18[10]		50,000	15,500

Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17		350,000	371,000

CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/23[9]		200,000	184,624
6.50% Sr. Unsec. Nts., 4/30/21		250,000	251,719

Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[9]		550,000	501,875

CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22		350,000	302,750

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[9]		250,000	236,875

CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20		90,000	50,850

CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19		350,000	365,094

CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17		400,000	406,000

Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[9]		200,000	160,500

3	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22	$300,000	$302,250

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[9]	250,000	221,750
8.50% Sub. Perpetual Bonds[7,9,11]	250,000	234,375

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[9]	400,000	415,500

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	300,000	286,500

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	350,000	237,125

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[9]	250,000	238,750

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[9]	250,000	188,750

Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[9]	200,000	210,499

Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[9]	400,000	345,000

Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	371,507

CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[9]	300,000	133,500

DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	550,000	541,131
5.75% Sr. Unsec. Nts., 8/15/22	200,000	208,750

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[9]	250,000	260,500

Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	100,000	54,500
5.50% Sr. Sub. Nts., 5/1/22	100,000	59,750

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[9]	200,000	186,000

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	350,000	309,750

Dynegy, Inc., 6.75% Sr. Unsec. Nts., 11/1/19	250,000	251,875

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[9]	250,000	235,000

Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	350,000	354,375

EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	302,750

Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[9]	200,000	193,000

Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[9]	250,000	234,805

FCA US LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	200,000	212,740

First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21[1]	350,000	398,562

First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[9]	28,000	18,900
7.00% Sr. Unsec. Nts., 2/15/21[9]	128,000	83,520

FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	250,000	302,591

FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[9]	300,000	241,875

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	243,750

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[9]	250,000	228,429

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[7,11]	166,000	120,350

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	350,000	106,750

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	200,000	209,000

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	$300,000	$239,190

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	259,375

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[9]	250,000	239,375

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	350,000	353,500

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[7,9]	200,000	203,295

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	350,000	293,125

Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	300,000	276,375

Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[9]	250,000	238,125

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[9]	300,000	280,500

International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	300,000	323,250

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[9]	300,000	296,666

Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[9,10]	200,000	99,000

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	400,000	419,700

Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[9]	400,000	315,500

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	250,000	68,125

Logan Property Holdings Co. Ltd., 11.25% Sr. Unsec. Nts., 6/4/19	250,000	259,566

Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[9]	904,000	914,226

Marfrig Holdings Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[9]	200,000	173,500

MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	250,000	267,188

MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[9]	200,000	169,277

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[9]	250,000	226,875

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[9]	250,000	220,000

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[6,10]	100,000	0

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[9]	200,000	181,000

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	200,000	157,000

Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[7,11]	250,000	261,249

Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	250,000	257,655

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	201,563

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[9]	350,000	334,250

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[9]	350,000	339,938

Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[9]	250,000	251,625

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	350,000	338,695

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[9]	400,000	386,500

4	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[9,10]	$200,000	$16,200

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	82,500

Pacific Exploration & Production Corp., 5.375% Sr. Unsec. Nts., 1/26/19[9]	400,000	153,000

Petrobras Global Finance BV:
4.875% Sr. Unsec. Nts., 3/17/20	100,000	73,500
5.375% Sr. Unsec. Nts., 1/27/21	100,000	73,220

Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[9]	200,000	89,100

Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[9]	250,000	237,813

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	400,000	408,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	354,375

Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	270,165

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	300,000	279,750

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[10]	300,000	5,250

SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	112,500

Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	250,000	218,750

Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[9]	350,000	352,625

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[9]	200,000	196,700

SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[9]	200,000	194,180

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	400,000	419,000

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	350,000	284,156

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[9]	250,000	243,750

Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[9]	250,000	228,750

Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	400,000	426,160

T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	347,375

TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	350,000	330,698

Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[9]	200,000	183,886

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[9]	200,000	189,600

United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	400,000	427,000

Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[9]	400,000	398,750

Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[9]	200,000	145,967

VimpelCom Holdings BV, 7.504% Sr. Unsec. Nts., 3/1/22[9]	350,000	352,188

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[9]	400,000	364,000

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[7,11]	1,667,000	1,635,827

Williams Cos., Inc. (The), 4.55% Sr. Unsec. Nts., 6/24/24	350,000	278,099

		Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	$	350,000	$324,253

Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[9]		400,000	396,000

Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[9]		200,000	174,625

Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[9]		200,000	207,672

YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[9]		250,000	218,125

Total Non-Convertible Corporate Bonds and Notes (Cost $38,908,254)			34,817,721

Convertible Corporate Bonds and Notes—0.5%

Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[9]		1,750,000	1,793,750

SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27		434,000	418,539

Total Convertible Corporate Bonds and Notes (Cost $2,336,671)			2,212,289

Corporate Loans—5.3%

AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/10/21[5,7]		4,072,742	4,074,652

Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.439%, 10/31/18[7]		1,212,750	1,217,972

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[7]		4,056,247	4,055,886

Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 6/20/16[7]		4,200,000	4,192,999

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/30/19[7]		4,000,000	3,909,000

International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, 3.50%, 2/26/21[5,7]		4,030,000	4,030,419

Total Corporate Loans (Cost $21,615,738)			21,480,928

Event-Linked Bonds—13.0%

Earthquake—3.4%

Acorn Re Ltd. Catastrophe Linked Nts., 3.663%, 7/17/18[7,9]		750,000	757,912

Azzurro RE I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[7,9]	EUR	800,000	895,976

Bosphorus Ltd. Catastrophe Linked Nts., 3.579%, 8/17/18[7,8]		500,000	498,225

Bosphorus Re Ltd. Catastrophe Linked Nts., 2.49%, 5/3/16[7,9]		650,000	650,341

Golden State RE II Ltd. Catastrophe Linked Nts., 2.19%, 1/8/19[7,9]		1,000,000	998,050

Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.74%, 11/25/19[7,8]		250,000	248,612

Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.00%, 4/5/19[7,8]	JPY	97,500,000	814,566
2.24%, 4/6/18[7,9]		950,000	955,367
2.49%, 4/6/18[7,8]		750,000	755,587

Lakeside Re III Ltd. Catastrophe Linked Nts., 7.99%, 1/8/16[7,9]		250,000	252,706

Merna Re V Ltd. Catastrophe Linked Nts., 1.99%, 4/7/17[7,9]		750,000	751,387

5	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Earthquake (Continued)

Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.49%, 4/8/167,[8]	$750,000	$752,044

Merna Reinsurance Ltd. Catastrophe Linked Nts., 1.99%, 4/9/187,[8]	500,000	500,325

MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 7.99%, 12/4/15[7,9]	750,000	755,344

Nakama Re Ltd. Catastrophe Linked Nts.:
2.115%, 1/16/19[7,8]	500,000	501,375
2.24%, 4/13/18[7,8]	500,000	502,425
2.49%, 4/13/18[7,9]	750,000	755,663
2.74%, 9/29/16[7,9]	750,000	754,669
2.865%, 1/16/20[7,8]	250,000	251,688

Tramline Re II Ltd. Catastrophe Linked Nts., 3.24%, 7/7/17[7,9]	250,000	247,938

Ursa Re Ltd. Catastrophe Linked Nts.:
3.50%, 12/7/17[7,9]	750,000	747,263
5.00%, 12/7/17[7,8]	500,000	500,725

		13,848,188

Longevity—0.1%

Vita Capital V Ltd. Catastrophe Linked Nts., 3.563%, 1/15/17[7,9]	500,000	507,325

Multiple Event—4.9%

Atlas IX Capital Ltd. Catastrophe Linked Nts., 7.161%, 1/7/19[7,9]	250,000	251,662

Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 8.325%, 1/7/16[7,9]	250,000	253,931

Blue Danube II Ltd. Catastrophe Linked Nts., 4.368%, 5/23/16[7,9]	900,000	910,462

Caelus Re 2013 Ltd. Catastrophe Linked Nts.:
5.24%, 3/7/16[7,9]	500,000	506,762
6.84%, 4/7/17[7,9]	750,000	777,562

Citrus Re Ltd. Catastrophe Linked Nts.:
4.27%, 4/24/17[7,9]	750,000	758,812
4.45%, 4/18/17[7,9]	750,000	758,212

Cranberry Re Ltd. Catastrophe Linked Nts., 3.79%, 7/6/18[7,9]	500,000	512,125

East Lane Re VI Ltd. Catastrophe Linked Nts.:
2.74%, 3/14/18[7,9]	500,000	497,775
3.74%, 3/13/20[7,9]	500,000	505,625

Galileo Re Ltd. Catastrophe Linked Nts.:
7.39%, 1/9/17[7,9]	250,000	255,862
13.49%, 1/8/18[7,9]	250,000	255,062

Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.49%, 4/30/18[7,9]	500,000	498,425
4.74%, 4/30/18[7,9]	500,000	504,825

Loma Reinsurance Ltd. Catastrophe Linked Nts.:
10.55%, 1/8/18[7,9]	200,000	210,630
16.48%, 1/8/18[7,9]	500,000	535,825

Longpoint Re Ltd. III Catastrophe Linked Nts., 3.75%, 5/23/18[7,9]	250,000	255,237

Mythen Re Ltd. Catastrophe Linked Nts., 8.646%, 1/5/17[7,9]	250,000	259,662

Queen Street VII Re Ltd. Catastrophe Linked Nts., 8.59%, 4/8/16[7,9]	250,000	253,531

Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.49%, 12/6/16[7,9]	1,499,000	1,530,404
5.74%, 12/6/16[7,9]	250,000	257,637
7.99%, 6/6/16[7,9]	250,000	262,012
12.74%, 12/6/16[7,9]	250,000	266,213
18.99%, 12/6/16[7,9]	250,000	274,613
21.99%, 6/6/16[7,9]	250,000	276,806

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.24%, 12/6/17[7,9]	500,000	501,875
7.99%, 6/6/17[7,9]	250,000	263,088
19.99%, 12/6/17[7,9]	250,000	261,763

Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
3.49%, 6/6/18[7,9]	250,000	254,263

		Principal Amount	Value

Multiple Event (Continued)

4.79%, 12/6/18[7,9]	$	250,000	$247,538
14.99%, 6/6/18[7,9]		500,000	519,575

Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts., 10.99%, 6/6/19[7,9]		250,000	253,863

Riverfront Re Ltd. Catastrophe Linked Nts., 3.99%, 1/6/17[7,9]		500,000	500,275

Sanders Re Ltd. Catastrophe Linked Nts.:
2.99%, 5/25/18[7,9]		250,000	249,113
3.23%, 5/25/18[7,9]		750,000	746,963
3.83%, 6/7/17[7,9]		500,000	507,775
3.85%, 5/28/19[7,9]		500,000	498,625
3.99%, 5/5/17[7,9]		500,000	505,675

Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.00%, 1/8/18[7,9]		500,000	501,375
5.97%, 1/9/17[7,9]		500,000	509,375
6.53%, 1/9/17[7,9]		250,000	254,138
7.00%, 1/8/18[7,9]		250,000	253,963
8.85%, 7/9/18[7,9]		250,000	276,413

Tramline Re II Ltd. Catastrophe Linked Nts., 9.74%, 1/4/19[7,9]		400,000	411,860

VenTerra Re Ltd. Catastrophe Linked Nts., 3.74%, 1/9/17[7,9]		750,000	753,338

			19,900,525

Other—0.4%

Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[7,9]	EUR	250,000	280,775
3.35%, 1/8/20[7,9]	EUR	500,000	560,236

Vitality Re IV Ltd. Catastrophe Linked Nts., 3.74%, 1/9/17[7,9]		250,000	255,787

Vitality Re V Ltd. Catastrophe Linked Nts., 2.49%, 1/7/19[7,9]		250,000	252,963

Vitality Re VI Ltd. Catastrophe Linked Nts., 2.09%, 1/8/18[7,8]		250,000	250,163

			1,599,924

Windstorm—4.2%

Akibare II Ltd. Catastrophe Linked Nts., 3.74%, 4/13/16[7,9]		750,000	757,969

Alamo Re Ltd. Catastrophe Linked Nts.:
4.59%, 6/7/19[7,9]		250,000	259,287
5.23%, 6/7/17[7,9]		500,000	517,425
5.89%, 6/7/18[7,9]		250,000	259,337

Aozora Re Ltd. Catastrophe Linked Nts., 1.99%, 4/7/17[7,9]	JPY	51,000,000	426,314

Armor Re Ltd. Catastrophe Linked Nts., 4.07%, 12/15/16[7,9]		750,000	758,419

Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 3.65%, 1/7/16[7,9]	EUR	250,000	277,506

Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[7,9]	EUR	500,000	560,320

Citrus Re Ltd. Catastrophe Linked Nts.:
4.88%, 4/9/18[7,9]		500,000	507,875
9.47%, 4/9/18[7,9]		250,000	256,137

East Lane Re V Ltd. Catastrophe Linked Nts., 10.74%, 3/16/16[7,9]		250,000	260,031

Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[7,9]	EUR	250,000	278,512

Everglades Re II Ltd. Catastrophe Linked Nts., 5.14%, 5/3/18[7,9]		750,000	770,362

Everglades Re Ltd. Catastrophe Linked Nts., 7.44%, 4/28/17[7,9]		750,000	782,287

Gator Re Ltd. Catastrophe Linked Nts., 6.67%, 1/9/17[7,9]		750,000	695,812

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[7,9]	EUR	750,000	841,654

Ibis Re II Ltd. Catastrophe Linked Nts., 3.99%, 6/28/16[7,9]		270,000	276,406

6	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Windstorm (Continued)

Lion I Re Ltd. Catastrophe Linked Nts., 2.36%, 4/28/17[7,9]	EUR $	750,000	$836,290

Manatee Re Ltd. Catastrophe Linked Nts., 4.99%, 12/22/17[7,9]		750,000	761,062

MetroCat Re Ltd. Catastrophe Linked Nts., 4.49%, 8/5/16[7,9]		250,000	256,731

MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.:
7.49%, 12/4/15[7,9]		750,000	750,094
7.74%, 12/4/15[7,9]		750,000	755,044

Mythen Re Ltd. Catastrophe Linked Nts., 11.876%, 11/10/16[7,9]		250,000	260,156

Pelican III Re Ltd. Catastrophe Linked Nts., 5.99%, 4/16/18[7,9]		750,000	766,238

Pelican Re Ltd. Catastrophe Linked Nts., 5.99%, 5/15/17[7,9]		750,000	778,238

Queen City Re Catastrophe Linked Nts., 3.49%, 1/6/17[7,9]		750,000	752,438

Queen Street IX Re Ltd. Catastrophe Linked Nts., 5.49%, 6/8/17[7,9]		250,000	249,163

Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.49%, 6/8/16[7,9]		500,000	504,563

Queen Street X RE Ltd. Catastrophe Linked Nts., 5.74%, 6/8/18[7,9]		250,000	250,538

Successor X Ltd. Catastrophe Linked Nts.:
11.24%, 11/10/15[7,9]		250,000	251,075
16.24%, 11/10/15[7,9]		500,000	504,200

Tar Heel Re Ltd. Catastrophe Linked Nts., 8.49%, 5/9/16[7,9]		750,000	781,313

			16,942,796

Total Event-Linked Bonds (Cost $52,899,805)			52,798,758

		Principal Amount	Value

Short-Term Notes—22.0%

France—1.5%
French Republic Treasury Bills, (0.19)%, 8/18/16[13]	EUR	5,600,000	$6,268,196

Mexico—2.6%
United Mexican States Treasury Bills:
3.248%, 11/12/15[13]	MXN	93,000,000	5,481,291
3.31%, 1/7/16[1][3]	MXN	90,300,000	5,295,602

			10,776,893

Sweden—2.2%
Kingdom of Sweden Treasury Bills, - (0.437)%, 12/16/15[13]	SEK	74,000,000	8,851,222

United States—15.7%
United States Treasury Bills, 0.19%, 3/10/16[12,13]	USD	63,950,000	63,940,727

Total Short-Term Notes (Cost $91,466,074)			89,837,038

		Shares

Investment Companies—7.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[14,15,16]		25,057,377	25,057,377

SPDR Gold Trust Exchange Traded Fund[2,15]		30,981	3,310,630

Total Investment Companies (Cost $28,662,169)			28,368,007

			Exercise Price	Expiration Date			Contracts

Exchange-Traded Option Purchased—0.0%

S&P 500 Index Call[2] (Cost $420,912)		USD	2,025.000	10/16/15	USD		300	50,700
	Counterparty		Exercise Price		Expiration Date		Contracts

Over-the-Counter Options Purchased—0.5%

AUD Currency Call[2,17]	GSG	NZD	1.110		10/26/15	AUD	18,000,000	46,840

AUD Currency Call[2]	DEU	AUD	1.130		3/23/16	AUD	27,100,000	288,522

AUD Currency Put[2,18]	BOA	USD	0.720		10/20/15	AUD	18,000,000	51,264

AUD Currency Put[2,19]	CITNA-B	USD	0.672		10/26/15	AUD	450,000	37,321

CAD Currency Put[2,20]	CITNA-B	CAD	1.373		10/23/15	CAD	450,000	80,955

CAD Currency Put[2,21]	BOA	CAD	1.310		10/20/15	CAD	23,600,000	121,894

CNH Currency Put[2]	GSG	CNH	6.388		7/13/16	CNH	32,500,000	167,017

EUR Currency Put[2]	BOA	PLN	4.030		11/16/15	EUR	8,825,000	1,653

EUR Currency Call[2,22]	GSG	CHF	1.100		10/21/15	EUR	18,000,000	42,169

EUR Currency Put[2,23]	CITNA-B	USD	1.135		10/20/15	EUR	18,000,000	190,530

GBP Currency Call[2]	GSG	AUD	2.170		12/18/15	GBP	18,000,000	533,780

GBP Currency Call[2,24]	DEU	CHF	1.545		10/21/15	GBP	270,000	15,660

JPY Currency Call[2]	GSG	KRW	10.100		12/18/15	JPY	2,700,000,000	464,806

JPY Currency Call[2,25]	GSG	JPY	116.500		10/26/15	JPY	450,000	59,537

NZD Currency Put[2,26]	GSG	NZD	0.605		10/26/15	NZD	720,000	31,370

SGD Currency Put[2,27]	CITNA-B	SGD	1.425		10/20/15	SGD	25,650,000	121,504

Total Over-the-Counter Options Purchased (Cost $2,433,228)								2,254,822
	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.1%

Interest Rate Swap maturing 11/2/27 Call[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY 560,000		79,029

Interest Rate Swap maturing 11/22/27 Call[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY 424,000		59,948

Interest Rate Swap maturing 3/21/28 Call[2]	GSG	Receive	Three-Month USD BBA LIBOR	2.580	3/19/18	USD 1,100		49,092

Interest Rate Swap maturing 4/18/28 Call[2]	GSG	Receive	Three-Month USD BBA LIBOR	2.505	4/16/18	USD 2,200		106,560

7	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 4/18/28 Call[2]	GSG	Receive	Three-Month USD BBA LIBOR	2.505	4/16/18	USD	3,750	$181,636

Interest Rate Swap maturing 7/25/28 Call[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	630,000	115,777

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $745,746)								592,042

Total Investments, at Value (Cost $416,439,519)							96 .6%	393,723,919

Net Other Assets (Liabilities)							3 .4	13,781,039

Net Assets							100.0%	$407,504,958

Footnotes to Consolidated Statement of Investments

1. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $1,050,305. See Note 7 of accompanying Consolidated Notes.

2. Non-income producing security.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $15,314,571. See Note 6 of the accompanying Consolidated Notes.

4. Security is a Master Limited Partnership.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. Security received as the result of issuer reorganization.

7. Represents the current interest rate for a variable or increasing rate security.

8. Restricted security. The aggregate value of restricted securities at period end was $14,190,515, which represents 3.48% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.459%, 5/10/32	1/9/15	$616,457	$614,900	$(1,557)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.477%, 6/15/32	7/24/14-4/15/15	3,849,399	3,763,453	(85,946)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.507%, 9/15/41	7/25/14-8/28/14	1,606,038	1,432,763	(173,275)
Bosphorus Ltd. Catastrophe Linked Nts., 3.579%, 8/17/18	8/11/15	500,000	498,225	(1,775)
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.74%, 11/25/19	4/7/15	249,000	248,612	(388)
Kizuna Re II Ltd. Catastrophe Linked Nts., 2%, 4/5/19	3/20/15-8/13/15	800,781	814,566	13,785
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.49%, 4/6/18	5/2/14-5/5/15	753,819	755,587	1,768
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.49%, 4/8/16	10/7/14-6/5/15	752,070	752,044	(26)
Merna Reinsurance Ltd. Catastrophe Linked Nts., 1.99%, 4/9/18	3/16/15-6/22/15	499,312	500,325	1,013
Nakama Re Ltd. Catastrophe Linked Nts., 2.115%, 1/16/19	12/12/14-7/14/15	500,236	501,375	1,139
Nakama Re Ltd. Catastrophe Linked Nts., 2.24%, 4/13/18	7/13/15	500,694	502,425	1,731
Nakama Re Ltd. Catastrophe Linked Nts., 2.865%, 1/16/20	12/12/14	250,000	251,688	1,688
Raspro Trust, Series 2005-1A, Cl. G, 0.745%, 3/23/24	7/7/15	2,873,046	2,803,664	(69,382)
Ursa Re Ltd. Catastrophe Linked Nts., 5%, 12/7/17	11/14/14-4/22/15	500,739	500,725	(14)
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.09%, 1/8/18	1/21/15	250,000	250,163	163

		$14,501,591	$14,190,515	$(311,076)

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $66,486,723 or 16.32% of the Fund’s net assets at period end.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $4,249,384. See Note 6 of the accompanying Consolidated Notes.

13. Zero coupon bond reflects effective yield on the date of purchase.

8	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	40,325,799	446,316,086	461,584,508	25,057,377

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 25,057,377	$ 46,635

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

16. Rate shown is the 7-day yield at period end.

17. Knock-out option becomes ineligible for exercise if at any time spot rates are greater than or equal to 1.1620 NZD per 1 AUD.

18. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 0.691 USD per 1 AUD.

19. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 0.672 USD per 1 AUD.

20. One-Touch Binary option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.373 CAD per 1 USD.

21. Knock-out option becomes ineligible for exercise if at any time spot rates are greater than or equal to 1.362 CAD per 1 USD.

22. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 1.142 CHF per 1 EUR.

23. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 1.084 USD per 1 EUR.

24. Digital option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.545 CHF per 1 GBP.

25. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 116.5 JPY per 1 USD.

26. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 0.605 USD per 1 NZD.

27. Knock-out option becomes ineligible for exercise if at any time spot rates are greater than or equal to 1.491 SGD per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$270,536,416	68.7%
Japan	18,314,524	4.6
Brazil	15,986,073	4.1
Mexico	13,774,249	3.5
Sweden	9,389,169	2.4
France	9,235,914	2.3
Supranational	7,936,546	2.0
Bermuda	6,427,154	1.6
Cayman Islands	4,743,251	1.2
Switzerland	4,737,777	1.2
Luxembourg	4,457,850	1.1
Canada	3,674,959	0.9
United Kingdom	3,353,352	0.9
Russia	2,806,397	0.7
Eurozone	2,805,450	0.7
Netherlands	2,198,478	0.6
Malaysia	2,115,680	0.5
Australia	1,802,629	0.5
Hong Kong	1,445,388	0.4
Colombia	1,179,125	0.3
Turkey	1,079,383	0.3
China	1,023,314	0.3
Italy	692,666	0.2
India	687,958	0.2
Chile	602,750	0.2
Singapore	525,975	0.1
Barbados	415,500	0.1
Jersey, Channel Islands	280,500	0.1
Peru	238,125	0.1
Germany	221,853	0.1
Argentina	218,125	0.1
Jamaica	186,000	0.0
Macau	174,625	0.0
Ukraine	169,277	0.0
China Offshore	167,017	0.0
Venezuela	89,100	0.0
New Zealand	31,370	0.0

Total	$393,723,919	100.0%

	Shares Sold Short	Value

Securities Sold Short—(6.8)%
Common Stock Securities Sold Short—(6.8)%
Aflac, Inc.	(25,015)	$ (1,454,122)

Air Lease Corp., Cl. A	(52,005)	(1,607,995)

Aircastle Ltd.	(17,005)	(350,473)

Aker Solutions ASA	(57,479)	(198,893)

Assurant, Inc.	(11,420)	(902,294)

athenahealth, Inc.	(3,000)	(400,050)

9	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value

Securities Sold Short (Continued)
Common Stock Securities Sold Short (Continued)

BHP Billiton Ltd., Sponsored ADR	(22,350)	$ (706,707)

Boeing Co. (The)	(8,440)	(1,105,218)

Camden Property Trust	(10,820)	(799,598)

Caterpillar, Inc.	(15,894)	(1,038,832)

Charter Communications, Inc., Cl. A	(3,080)	(541,618)

Cheniere Energy, Inc.	(18,200)	(879,060)

Chesapeake Energy Corp.	(16,045)	(117,610)

Cie Financiere Richemont SA	(9,350)	(728,437)

ClubCorp Holdings, Inc.	(55,385)	(1,188,562)

Comcast Corp., Cl. A	(10,510)	(597,809)

Comerica, Inc.	(13,972)	(574,249)

Commerce Bancshares, Inc.	(13,118)	(597,656)

Deere & Co.	(8,130)	(601,620)

Ensco plc, Cl. A	(59,280)	(834,662)

Finish Line, Inc. (The), Cl. A	(24,600)	(474,780)

First Niagara Financial Group, Inc.	(71,955)	(734,661)

FirstMerit Corp.	(27,920)	(493,346)

Gulfmark Offshore, Inc., Cl. A	(39,440)	(240,978)

Nasdaq, Inc.	(7,215)	(384,776)

Nationstar Mortgage Holdings, Inc.	(18,020)	(249,937)

Oracle Corp.	(20,335)	(734,500)

Pennsylvania Real Estate Investment Trust	(77,420)	(1,535,239)

Rio Tinto plc, Sponsored ADR	(12,810)	(433,234)

Rouse Properties, Inc.	(36,630)	(570,695)

SanDisk Corp.	(22,770)	(1,237,094)

Southern Copper Corp.	(35,640)	(952,301)

Subsea 7 SA	(86,767)	(652,746)

Tidewater, Inc.	(42,650)	(560,421)

Tiffany & Co.	(11,350)	(876,447)

Time Warner, Inc.	(11,400)	(783,750)

Transocean Ltd.	(8,648)	(111,732)

Weingarten Realty Investors	(35,480)	(1,174,743)

Zions Bancorporation	(13,670)	(376,472)

Total Securities Sold Short (Proceeds $33,580,695)		$ (27,803,317)

Forward Currency Exchange Contracts as of September 30, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	10/2015	USD	100	NOK	820	$4,181	$—
BNP	10/2015	SEK	4,480	USD	536	—	392
BNP	10/2015	USD	1,855	MXN	29,400	116,407	—
BNP	10/2015	USD	593	NOK	4,710	39,746	—
BOA	12/2015	EUR	4,725	USD	5,241	45,108	—
BOA	12/2015	INR	1,350,000	USD	20,681	—	346,009
BOA	10/2015	MXN	61,400	USD	3,735	—	104,898
BOA	12/2015	NZD	2,695	USD	1,773	—	59,264
BOA	10/2015	USD	545	AUD	715	42,848	—
BOA	11/2015	USD	1,813	CAD	2,260	120,097	—
BOA	10/2015	USD	5,311	EUR	4,815	—	70,152
BOA	10/2015	USD	2,570	HUF	726,000	—	17,926
BOA	12/2015	USD	8,819	INR	577,000	140,358	12,974
BOA	11/2015	USD	1,694	JPY	202,900	1,421	—
BOA	10/2015	USD	541	MXN	8,600	32,665	—
BOA	10/2015	USD	5,954	MYR	19,500	1,513,245	—
BOA	12/2015	USD	4,452	NZD	6,800	127,223	—
BOA	12/2015	USD	2,497	PLN	9,640	—	34,725
BOA	12/2015	USD	9,059	SEK	74,000	201,654	—
BOA	11/2015	USD	1,368	THB	50,000	—	7,530
BOA	10/2015	USD	111	ZAR	1,430	7,887	—
CITNA-B	12/2015	CAD	16,360	USD	12,540	—	284,874
CITNA-B	10/2015	EUR	2,305	USD	2,607	—	31,233
CITNA-B	10/2015	HUF	889,000	USD	3,151	17,539	—
CITNA-B	12/2015	INR	125,000	USD	1,929	—	46,193
CITNA-B	12/2015	JPY	640,000	USD	5,216	125,284	—
CITNA-B	10/2015	KRW	1,301,000	USD	1,151	—	53,955
CITNA-B	12/2015	MXN	181,600	USD	11,349	—	667,361
CITNA-B	12/2015	PLN	21,460	USD	5,754	—	118,376
CITNA-B	12/2015	SGD	3,080	USD	2,164	—	4,475
CITNA-B	10/2015	TRY	1,600	USD	578	—	49,990
CITNA-B	11/2015	USD	1,763	AUD	2,525	—	4,410

10	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

CITNA-B	01/2016	USD	2,710	BRL	8,000	$757,494	$—
CITNA-B	11/2015 - 12/2015	USD	19,196	CAD	24,835	591,532	—
CITNA-B	10/2015 - 12/2015	USD	6,596	EUR	5,900	—	1,955
CITNA-B	10/2015	USD	5,053	GBP	3,295	68,866	—
CITNA-B	10/2015	USD	4,461	HUF	1,260,000	438	29,918
CITNA-B	12/2015	USD	5,009	INR	332,000	35,985	27,512
CITNA-B	12/2015	USD	5,321	JPY	640,000	—	20,425
CITNA-B	10/2015	USD	116	KRW	136,000	974	—
CITNA-B	10/2015 - 01/2016	USD	10,194	MXN	165,000	537,816	52,573
CITNA-B	10/2015	USD	96	NZD	145	3,086	—
DEU	10/2015	BRL	4,620	USD	1,152	13,223	—
DEU	11/2015	NOK	2,460	USD	287	1,559	—
DEU	10/2015	SEK	22,020	USD	2,666	—	34,486
DEU	10/2015	TRY	4,940	USD	1,815	—	184,730
DEU	10/2015 - 11/2015	USD	2,302	BRL	9,240	—	14,695
DEU	12/2015	USD	8,025	CAD	9,946	573,922	—
DEU	10/2015	USD	124	CHF	120	754	—
DEU	10/2015	USD	73	JPY	9,000	—	2,326
DEU	10/2015	USD	1,245	SEK	10,570	—	18,232
DEU	12/2015	USD	8,309	SGD	11,240	429,606	—
DEU	10/2015	USD	1,299	TRY	3,590	114,223	—
DEU	10/2015	USD	1,799	ZAR	22,830	153,747	—
DEU	10/2015	ZAR	7,330	USD	587	—	58,958
GSCO-OT	01/2016	BRL	8,000	USD	2,502	—	549,367
GSCO-OT	10/2015	EUR	1,000	USD	1,132	—	14,046
GSCO-OT	10/2015	HUF	1,438,000	USD	5,138	7,270	19,860
GSCO-OT	01/2016 - 04/2016	USD	7,182	BRL	25,200	1,149,380	—
GSCO-OT	10/2015	USD	2,474	HUF	703,000	—	31,303
GSCO-OT	10/2015	USD	2,488	JPY	310,000	—	96,311
GSCO-OT	10/2015	USD	2,549	KRW	3,046,000	—	19,880
HSBC	10/2015	GBP	345	USD	538	—	16,218
HSBC	10/2015	USD	100	CAD	130	2,547	—
HSBC	10/2015	USD	55	GBP	35	1,710	—
HSBC	12/2015	USD	5,220	INR	345,000	22,854	—
HSBC	10/2015	USD	529	JPY	65,000	—	13,208
HSBC	10/2015	USD	116	MXN	1,900	3,675	—
JPM	10/2015	BRL	4,620	USD	1,163	2,464	—
JPM	12/2015	CAD	4,720	USD	3,700	—	163,852
JPM	10/2015	EUR	2,325	USD	2,675	—	77,080
JPM	12/2015	INR	332,000	USD	5,119	—	117,713
JPM	10/2015	JPY	322,000	USD	2,688	—	3,938
JPM	10/2015 - 12/2015	KRW	3,112,000	USD	2,643	—	18,270
JPM	10/2015	NOK	21,410	USD	2,609	—	93,918
JPM	12/2015	SGD	1,600	USD	1,124	—	2,609
JPM	10/2015	USD	801	AUD	1,085	39,274	—
JPM	10/2015 - 07/2016	USD	10,333	BRL	36,620	1,763,868	—
JPM	10/2015 - 11/2015	USD	771	CAD	985	32,778	—
JPM	10/2015 - 11/2015	USD	2,233	CHF	2,155	19,254	175
JPM	10/2015 - 11/2015	USD	3,779	EUR	3,377	9,203	6,309
JPM	12/2015	USD	6,211	INR	410,000	34,771	—
JPM	10/2015	USD	722	JPY	89,000	—	19,635
JPM	10/2015	USD	2,391	KRW	2,714,000	102,176	—
JPM	10/2015	USD	3,163	NOK	26,830	33,072	21,088
JPM	10/2015	USD	495	NZD	740	22,526	—
JPM	10/2015 - 11/2015	USD	1,800	SEK	15,230	—	20,594
JPM	10/2015	USD	2,348	TRY	6,650	154,515	—
MSCO	10/2015	GBP	1,675	USD	2,600	—	66,092
MSCO	12/2015	INR	249,000	USD	3,788	—	37,038
MSCO	01/2016	JPY	1,100,000	USD	9,292	—	101,338
MSCO	11/2015 - 01/2016	MXN	128,000	USD	8,194	—	656,434
MSCO	10/2015	MYR	9,970	USD	2,762	—	491,298
MSCO	10/2015	USD	553	CAD	695	31,737	—
MSCO	10/2015	USD	596	CHF	560	21,708	—
MSCO	10/2015 - 08/2016	USD	7,271	EUR	6,450	20,987	4,052
MSCO	12/2015	USD	5,904	INR	392,000	449	1,192
MSCO	11/2015 - 01/2016	USD	20,069	JPY	2,358,500	408,214	42,231
MSCO	11/2015 - 01/2016	USD	24,089	MXN	371,300	2,231,294	—
NOM	10/2015	USD	1,785	GBP	1,150	45,397	—
NOM	10/2015	USD	752	NZD	1,130	30,210	—
RBS	10/2015	GBP	1,610	USD	2,505	—	69,828
TDB	12/2015	CAD	13,376	USD	10,371	—	350,473
TDB	10/2015	JPY	309,000	USD	2,512	64,414	—

11	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

TDB	04/2016	USD	1,882	BRL	6,700	$293,038	$—
TDB	12/2015	USD	5,216	EUR	4,725	—	69,692
TDB	12/2015	USD	51	KRW	57,000	2,865	—

Total Unrealized Appreciation and Depreciation						$12,370,538	$5,555,589

Futures Contracts as of September 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

CAC 40 10 Index	PAR	Sell	10/16/15	288	$14,325,425	$234,587
CBOE Volatility Index	CBE	Buy	12/16/15	99	2,155,725	(51,975)
Coffee “C”*	NYB	Sell	12/18/15	15	682,594	36,013
Cotton No. 2*	NYB	Buy	12/8/15	23	695,060	(73,032)
Euro-BTP	EUX	Sell	12/8/15	7	1,066,033	(19,312)
FTSE 100 Index	LIF	Sell	12/18/15	153	13,929,863	95,834
Gas Oil*	NYM	Buy	10/30/15	11	631,415	(18,212)
Gold (100 oz.) *	CMX	Buy	12/29/15	8	892,160	(10,899)
Lean Hogs*	CME	Buy	10/14/15	26	764,660	96,754
Natural Gas*	NYM	Sell	10/28/15	26	656,240	63,999
Nickel*	LME	Sell	10/20/15	12	747,108	(38,018)
Primary Aluminum*	LME	Sell	10/20/15	18	709,763	5,680
S&P 500 E-Mini Index	CME	Sell	12/18/15	96	9,161,760	194,730
S&P/TSX60 Index	MON	Sell	12/17/15	28	3,273,136	31,892
Silver*	CMX	Buy	12/29/15	10	725,900	(4,774)
Soybean*	CBT	Buy	11/13/15	16	713,600	(32,396)
SPI 200 Index	SFE	Sell	12/17/15	54	4,744,458	56,782
United States Treasury Long Bonds	CBT	Buy	12/21/15	42	6,608,438	51,282
United States Treasury Nts., 10 yr.	CBT	Sell	12/21/15	242	31,153,719	(332,198)
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/15	170	20,487,656	117,938
WTI Crude Oil*	NYM	Sell	10/20/15	34	$1,533,060	56,198

						$460,873

* All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Exchange-Traded Options Written at September 30, 2015
Description			Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

S&P 500 Index Put		USD	1830.000	10/16/15	USD	(300)	$764,088	$(375,000)

Over-the-Counter Options Written at September 30, 2015
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

AUD Currency Call	DEU	NZD	1.194	3/23/16	AUD	(54,200,000)	$180,272	$(153,551)

GBP Currency Call	GSG	AUD	2.250	12/18/15	GBP	(35,700,000)	289,370	(443,298)

JPY Currency Call	GSG	KRW	10.600	12/18/15	JPY	(5,400,000,000)	451,289	(401,823)

Total of Over-the-Counter Options Written							$920,931	$(998,672)

Centrally Cleared Credit Default Swaps at September 30, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.HY.24	Buy	5.000%	6/20/20	USD	183	$11,763	$(3,529)

CDX.HY.24	Buy	5.000	6/20/20	USD	896	64,036	(17,266)

CDX.HY.24	Buy	5.000	6/20/20	USD	108	5,551	98

CDX.HY.24	Buy	5.000	6/20/20	USD	1,881	145,487	(36,249)

CDX.HY.24	Buy	5.000	6/20/20	USD	217	13,274	(4,178)

CDX.HY.25	Buy	5.000	12/20/20	USD	12,756	(26,221)	(37,209)

CDX.IG.24	Sell	1.000	6/20/20	USD	2,400	(47,417)	8,573

CDX.IG.24	Sell	1.000	6/20/20	USD	4,500	(66,219)	16,075

CDX.IG.24	Sell	1.000	6/20/20	USD	202	(2,105)	722

CDX.IG.24	Sell	1.000	6/20/20	USD	239	(3,921)	854

CDX.IG.24	Sell	1.000	6/20/20	USD	1,214	(20,583)	4,337

iTraxx Main.23	Buy	1.000	6/20/20	EUR	305	5,003	(1,794)

iTraxx.Main.23	Buy	1.000	6/20/20	EUR	2,300	57,707	(13,526)

iTraxx.Main.23	Buy	1.000	6/20/20	EUR	942	19,902	(5,540)

iTraxx.Main.23	Buy	1.000	6/20/20	EUR	4,000	56,413	(23,523)

iTraxx.Main.23	Buy	1.000	6/20/20	EUR	153	2,801	(900)

Total of Centrally Cleared Credit Default Swaps						$215,471	$(113,055)

Over-the-Counter Credit Default Swaps at September 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

21st Century Fox America, Inc.	FIB	Buy	1.000%	12/20/20	USD	1,540	$22,633	$(15,895)

Barrick Gold Corp.	BNP	Buy	1.000	9/20/20	USD	1,570	(159,714)	163,147

Baxter International, Inc.	FIB	Sell	1.000	12/20/20	USD	1,540	(46,071)	41,236

12	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Carnival Corp.	FIB	Sell	1.000	12/20/20	USD	1,540	$(38,059)	$30,812

CBS Corp.	BOA	Buy	1.000	12/20/20	USD	1,540	(12,137)	17,445

Conocophillips	GSG	Buy	1.000	12/20/20	USD	1,540	18,329	(5,837)

Devon Energy Corp.	BNP	Buy	1.000	9/20/20	USD	1,570	(15,863)	82,057

E.I. Du Pont de Nemours & Co.	JPM	Buy	1.000	9/20/20	USD	1,570	44,534	(13,632)

Expedia, Inc.	CITNA-B	Sell	1.000	9/20/20	USD	1,570	(6,803)	559

Ford Motor Co.	BNP	Sell	5.000	9/20/20	USD	1,570	(300,506)	249,429

Gap, Inc. (The)	CITNA-B	Buy	1.000	9/20/20	USD	1,570	5,292	46,857

Hartford Financial Services Group, Inc. (The)	BAC	Sell	1.000	9/20/20	USD	1,570	(29,704)	26,247

Ingersoll-Rand Co.	FIB	Buy	1.000	12/20/20	USD	1,540	47,682	(43,958)

Kingdom of Spain	BAC	Buy	1.000	6/20/20	USD	1,189	5,605	4,731

Kingdom of Spain	BOA	Buy	1.000	6/20/20	USD	175	762	696

Kingdom of Spain	BOA	Buy	1.000	6/20/20	USD	2,250	15,265	8,952

Kingdom of Spain	GSG	Buy	1.000	9/20/20	USD	239	796	1,369

Kingdom of Spain	JPM	Buy	1.000	9/20/20	USD	285	(4,828)	1,633

Kingdom of Spain	JPM	Buy	1.000	9/20/20	USD	140	52	802

Kohl’s Corp.	BNP	Buy	1.000	12/20/20	USD	1,540	(36,896)	71,624

Lockheed Martin Corp.	FIB	Sell	1.000	12/20/20	USD	1,540	(59,445)	56,606

Motorola Solutions, Inc.	BNP	Sell	1.000	12/20/20	USD	1,540	44,919	(61,320)

Newmont Mining Corp.	FIB	Buy	1.000	9/20/20	USD	1,570	(105,614)	111,824

Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	110,211

Portuguese Republic	BAC	Buy	1.000	6/20/20	USD	719	(18,979)	22,287

Portuguese Republic	GSG	Buy	1.000%	6/20/20	USD	100	(2,019)	3,100

Portuguese Republic	GSG	Buy	1.000	6/20/20	USD	1,350	(27,368)	41,847

Portuguese Republic	GSG	Buy	1.000	9/20/20	USD	143	(5,105)	5,021

Portuguese Republic	JPM	Buy	1.000	9/20/20	USD	171	(11,403)	6,004

Portuguese Republic	JPM	Buy	1.000	9/20/20	USD	84	(2,938)	2,949

Prudential Financial, Inc.	BAC	Sell	1.000	9/20/20	USD	1,570	(25,833)	2,749

Republic of Austria	BAC	Buy	1.000	6/20/20	USD	414	15,034	(14,076)

Republic of Austria	GSG	Buy	1.000	6/20/20	USD	50	1,795	(1,700)

Republic of Austria	GSG	Buy	1.000	9/20/20	USD	81	2,896	(2,834)

Republic of Austria	GSG	Buy	1.000	6/20/20	USD	765	27,529	(26,010)

Republic of Austria	JPM	Buy	1.000	9/20/20	USD	47	1,644	(1,644)

Republic of Austria	JPM	Buy	1.000	9/20/20	USD	27	927	(945)

Republic of Austria	JPM	Buy	1.000	9/20/20	USD	70	2,275	(2,449)

Republic of Italy	BAC	Buy	1.000	6/20/20	USD	1,437	(15,210)	14,741

Republic of Italy	GSG	Buy	1.000	6/20/20	USD	200	(1,273)	2,052

Republic of Italy	GSG	Buy	1.000	6/20/20	USD	2,700	(12,012)	27,698

Republic of Italy	GSG	Buy	1.000	9/20/20	USD	286	(2,259)	(3,699)

Republic of Italy	JPM	Buy	1.000	9/20/20	USD	167	(1,292)	2,067

Republic of Italy	JPM	Buy	1.000	9/20/20	USD	343	(9,192)	4,246

Time Warner Cable, Inc.	BAC	Sell	1.000	9/20/20	USD	1,570	34,260	(32,647)

Transocean, Inc.	BNP	Sell	1.000	9/20/20	USD	1,570	372,273	(521,042)

Total of Over-the-Counter Credit Default Swaps							$(396,714)	$413,310

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$ 8,555,000	$ —	BBB+
Investment Grade Single Name Corporate Debt	1,570,000	—	BB+
Non-Investment Grade Single Name Corporate Debt	14,010,000	—	BBB- to A+

Total	$ 24,135,000	$ —

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at September 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

BAC	Pay	Three-Month SEK STIBOR SIDE	1.630	7/3/25	SEK	70,140	$20,342	$271,626

BAC	Pay	Three-Month SEK STIBOR SIDE	1.365	8/10/25	SEK	7,965	—	3,827

BOA	Receive	Three-Month NZD BBR FRA	3.710	8/10/25	NZD	1,170	—	(13,791)

BOA	Receive	Three-Month NZD BBR FRA	3.950	7/3/25	NZD	13,635	132,458	(349,237)

13	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

CITNA-B	Pay	Three-Month USD BBA LIBOR	2.318	8/10/25	USD	450	$(10)	$14,232

JPM	Receive	Six_Month JPY BBA LIBOR	0.595	8/11/25	JPY	60,000	—	(4,949)

JPM	Receive	Six-Month JPY BBA LIBOR	0.593	7/10/25	JPY	1,082,000	—	(94,789)

JPM	Receive	Six-Month EUR EURIBOR	0.888	5/29/25	EUR	8,400	—	(9,526)

JPM	Receive	Six-Month JPY BBA LIBOR	0.566	8/6/25	JPY	13,000	—	(779)

JPM	Receive	Three-Month USD BBA LIBOR	2.350	7/10/25	USD	9,170	(2,532)	338,215

Total of Centrally Cleared Interest Rate Swaps							$150,258	$154,829

Over-the-Counter Interest Rate Swaps at September 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BOA	Pay	CNY CNREPOFIX =CFXS	2.900	7/24/20	CNY	14,000	$(893)

GSG	Pay	CNY CNREPOFIX =CFXS	2.830	8/14/20	CNY	3,250	(1,352)

Total of Over-the-Counter Interest Rate Swaps							$(2,245)

Over-the-Counter Total Return Swaps at September 30, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

Blackstone Group LP	GSG	Receive	Twelve-Month USD BBA LIBOR plus 74 basis points	7/22/16	USD	1,025	$(242,112)

CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/10/16	AUD	8,779	32,365

CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 50 basis points	4/7/16	CAD	8,180	63,361

DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 40 basis points	2/5/16	USD	8,986	107,710

DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR minus 55 basis points	2/5/16	USD	9,095	222,688

GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	9/12/16	HKD	47,830	95,667

GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	8/24/16	USD	20,430	(295,719)

HIV5 Index	GSG	Pay	No Floating Rate	11/6/15	HKD	49,750	114,708

iBoxx USD Liquid Leveraged Loans Index Series 1	JPM	Pay	USD BBA LIBOR	3/28/16	USD	60,102	(649,274)

MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	7/5/16	EUR	12,818	(394,380)

MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	7/5/16	GBP	9,380	(44,519)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/16	USD	10,696	(98,537)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	5/6/16	USD	5,637	(51,933)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/15/16	USD	730	8,516

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	7/8/16	USD	2,200	(20,271)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	6/16/16	USD	948	11,050

Total of Over-the-Counter Total Return Swaps							$(1,140,680)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at September 30, 2015
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value

CHF/JPY spot exchange rate	HSBC	Pay	10.800	10/13/15	CHF	4,900	$13,022

CHF/JPY spot exchange rate	DEU	Pay	10.200	11/2/15	CHF	4,800	739

EUR/CAD spot exchange rate	DEU	Receive	12.750	10/9/15	EUR	4,500	(8,699)

EUR/CAD spot exchange rate	JPM	Receive	12.950	10/8/15	EUR	4,500	(8,448)

EUR/NOK spot exchange rate	BOA	Receive	11.500	10/29/15	EUR	4,400	(4,228)

EUR/NOK spot exchange rate	DEU	Receive	11.100	10/28/15	EUR	4,300	(2,931)

GBP/NOK spot exchange rate	DEU	Pay	11.000	10/26/15	GBP	3,200	(8,181)

14	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Volatility Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value

GBP/NOK spot exchange rate	DEU	Pay	11.000	10/21/15	GBP	3,200	$(6,003)

GBP/NOK spot exchange rate	JPM	Pay	10.500	10/19/15	GBP	3,200	(7,310)

GBP/NOK spot exchange rate	DEU	Pay	12.150	10/23/15	GBP	3,200	(1,355)

GBP/NOK spot exchange rate	CITNA-B	Pay	11.000	10/26/15	GBP	3,200	(7,987)

GBP/NOK spot exchange rate	BOA	Pay	10.600	10/22/15	GBP	3,100	(8,347)

GBP/NZD spot exchange rate	JPM	Receive	13.650	10/15/15	GBP	3,200	(4,502)

GBP/NZD spot exchange rate	BOA	Receive	14.250	10/14/15	GBP	3,200	(8,133)

iShares MSCI Emerging Markets	GSG	Pay	33.320	1/5/16	USD	424	30,719

iShares MSCI Emerging Markets	GSG	Receive	33.720	1/5/16	USD	419	(41,586)

iShares MSCI Emerging Markets	GSG	Receive	35.480	1/4/16	USD	398	(89,116)

iShares MSCI Emerging Markets	GSG	Pay	35.080	1/4/16	USD	403	78,867

iShares MSCI Emerging Markets	GSG	Receive	497.290	10/7/15	USD	593	176,477

iShares MSCI Emerging Markets	GSG	Receive	501.760	10/8/15	USD	590	173,596

iShares MSCI Emerging Markets	GSG	Pay	497.290	10/7/15	USD	593	(176,477)

iShares MSCI Emerging Markets	GSG	Receive	451.563	10/6/15	USD	623	223,040

iShares MSCI Emerging Markets	GSG	Pay	434.723	10/6/15	USD	635	(238,030)

iShares MSCI Emerging Markets	GSG	Pay	462.250	10/8/15	USD	615	(205,250)

NZD/JPY spot exchange rate	JPM	Receive	18.000	10/5/15	NZD	7,900	(4,141)

USD/CAD spot exchange rate	BOA	Pay	10.650	10/6/15	USD	5,000	19,250

USD/CAD spot exchange rate	BOA	Pay	9.250	11/2/15	USD	4,900	(2,401)

USD/NOK spot exchange rate	DEU	Pay	13.250	10/16/15	USD	5,000	1,350

USD/NOK spot exchange rate	BOA	Pay	12.500	10/19/15	USD	4,900	(3,626)

USD/SEK spot exchange rate	BOA	Pay	11.200	10/13/15	USD	5,000	(5,100)

Total of Over-the-Counter Volatility Swaps							$(124,791)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira

15	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations (Continued)
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDX.IG.24	Markit CDX Investment Grade Index
CDX.HY.24	Merkit CDX High Yield Index
CDX.HY.25	Merkit CDX High Yield Index
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
CNREPOFIX=CFXS	Repurchase Fixing Rates
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIV5	The Hang Seng Index Futures
iTraxx.Main 23	Credit Default Swap Trading Index for a Specific Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MSCI	Morgan Stanley Capital International
OEX	S&P 100 Index
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

16	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”), formerly Oppenheimer Diversified Alternatives Fund/VA, a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of Oppenheimer Funds, Inc (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., formerly known as Oppenheimer Diversified Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 20,788 shares with net assets of $10,744,799 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

 Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

17	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

18	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$7,092,421	$179,316	$—	$7,271,737
Consumer Staples	3,388,289	—	—	3,388,289
Energy	21,311,773	—	—	21,311,773
Financials	23,820,785	8,669,912	—	32,490,697
Health Care	10,487,106	1,481,968	9,315	11,978,389
Industrials	11,802,861	—	—	11,802,861
Information Technology	10,430,467	405,674	—	10,836,141
Materials	4,794,647	—	—	4,794,647
Telecommunication Services	3,349,504	—	—	3,349,504
Utilities	3,540,220	—	—	3,540,220
Preferred Stocks	2,625,101	921,472	—	3,546,573
Asset-Backed Securities	—	17,602,309	1,432,763	19,035,072
Mortgage-Backed Obligation	—	2,005,566	—	2,005,566
Foreign Government Obligations	—	25,960,145	—	25,960,145
Non-Convertible Corporate Bonds and Notes	—	34,817,721	—	34,817,721
Convertible Corporate Bonds and Notes	—	2,212,289	—	2,212,289
Corporate Loans	—	21,480,928	—	21,480,928
Event-Linked Bonds	—	52,798,758	—	52,798,758
Short-Term Notes	—	89,837,038	—	89,837,038
Investment Companies	28,368,007	—	—	28,368,007
Exchange-Traded Option Purchased	50,700	—	—	50,700
Over-the-Counter Options Purchased	—	2,254,822	—	2,254,822
Over-the-Counter Interest Rate Swaptions Purchased	—	592,042	—	592,042

Total Investments, at Value	131,061,881	261,219,960	1,442,078	393,723,919
Other Financial Instruments:
Swaps, at value	—	413,310	—	413,310
Centrally cleared swaps, at value	—	154,829	—	154,829
Futures contracts	1,041,689	—	—	1,041,689
Forward currency exchange contracts	—	12,370,538	—	12,370,538

Total Assets	$132,103,570	$274,158,637	$1,442,078	$407,704,285

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(26,223,241)	$(1,580,076)	$—	$(27,803,317)
Swaps, at value	—	(1,267,716)	—	(1,267,716)
Centrally cleared swaps, at value	—	(113,055)	—	(113,055)
Options written, at value	(375,000)	(998,672)	—	(1,373,672)
Futures contracts	(580,816)	—	—	(580,816)
Forward currency exchange contracts	—	(5,555,589)	—	(5,555,589)

Total Liabilities	$(27,179,057)	$(9,515,108)	$—	$(36,694,165)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in

19	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$ 2,719,506
Sold securities	95,857

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

20	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$669,489
Market Value	$135,950
Market Value as % of Net Assets	0.03%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives,

21	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $137,688,913 and $171,347,395, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $27,677,528 and $49,162,596 on futures contracts purchased and sold, respectively.

22	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $861,870 and $1,001,014 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $654,212 and $820,247 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2014	420,522,917	$1,274,794
Options written	38,879,605,303	13,474,264
Options closed or expired	(14,282,093,426)	(3,865,177)
Options exercised	(19,528,134,494)	(9,198,862)

Options outstanding as of September 30, 2015	5,489,900,300	$1,685,019

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

23	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $42,905,316 and $20,897,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $13,343,503 and $18,824,320 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price

24	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $110,488,254 and $22,486,293 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $32,081 and $26,601 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

25	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $418,514 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $9,587,465.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

26	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $34,153,958. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

8. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$418,246,861
Federal tax cost of other investments	79,962,171

Total federal tax cost	$498,209,032

Gross unrealized appreciation	$15,524,593
Gross unrealized depreciation	(34,341,554)

Net unrealized depreciation	$(18,816,961)

27	OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

	Shares	Value

Common Stocks—99.0%

Consumer Discretionary—24.5%

Auto Components—3.2%

Continental AG	38,611	$8,201,735

Valeo SA	50,821	6,882,215

		15,083,950

Automobiles—1.7%

Bayerische Motoren Werke AG	40,053	3,543,991

Hero MotoCorp Ltd.	120,174	4,392,766

		7,936,757

Diversified Consumer Services—0.9%

Dignity plc	117,047	4,218,306

Hotels, Restaurants & Leisure—3.9%

Carnival Corp.	146,590	7,285,523

Domino’s Pizza Group plc	404,418	5,445,267

William Hill plc	1,090,084	5,794,855

		18,525,645

Household Durables—1.1%

SEB SA	56,210	5,185,142

Internet & Catalog Retail—0.3%

Yoox SpA, Cl. A1	46,599	1,406,226

Media—4.1%

Grupo Televisa SAB, Sponsored ADR	142,980	3,720,340

ProSiebenSat.1 Media SE	118,371	5,796,606

SES SA	139,120	4,389,945

Sky plc	334,123	5,287,205

		19,194,096

Multiline Retail—3.1%

Dollarama, Inc.	145,653	9,837,171

Hudson’s Bay Co.	298,036	5,042,827

		14,879,998

Specialty Retail—1.1%

Industria de Diseno Textil SA	160,241	5,368,015

Textiles, Apparel & Luxury Goods—5.1%

Burberry Group plc	267,861	5,559,142

Cie Financiere Richemont SA	59,019	4,598,034

Hermes International	12,756	4,644,125

LVMH Moet Hennessy Louis Vuitton SE	25,910	4,421,337

Prada SpA	324,400	1,244,860

Swatch Group AG (The)	9,693	3,599,818

		24,067,316

Consumer Staples—11.0%

Beverages—2.7%

Diageo plc	99,996	2,690,941

Heineken NV	83,838	6,785,744

Pernod Ricard SA	32,390	3,270,607

		12,747,292

Food & Staples Retailing—1.9%

CP ALL PCL	4,242,000	5,593,752

Spar Group Ltd. (The)	276,862	3,700,530

		9,294,282

Food Products—4.5%

Aryzta AG1	109,266	4,637,102

Barry Callebaut AG1	3,686	4,015,695

Danone SA	54,916	3,473,107

Saputo, Inc.	211,311	4,639,500

Unilever plc	115,457	4,703,204

		21,468,608

Household Products—1.3%

Reckitt Benckiser Group plc	65,980	5,989,079

	Shares	Value

Tobacco—0.6%

Swedish Match AB	91,981	$2,784,580

Energy—1.3%

Energy Equipment & Services—0.4%

Technip SA	37,790	1,785,437

Oil, Gas & Consumable Fuels—0.9%

Koninklijke Vopak NV	105,083	4,201,370

Financials—4.2%

Capital Markets—2.5%

ICAP plc	903,117	6,260,932

Tullett Prebon plc	301,804	1,710,618

UBS Group AG	228,588	4,235,991

		12,207,541

Commercial Banks—0.7%

ICICI Bank Ltd., Sponsored ADR	387,615	3,248,214

Insurance—1.0%

Prudential plc	219,757	4,645,787

Health Care—10.2%

Biotechnology—2.1%

CSL Ltd.	81,600	5,141,692

Grifols SA	120,838	4,998,323

		10,140,015

Health Care Equipment & Supplies—3.5%

Coloplast AS, Cl. B	58,137	4,124,503

DiaSorin SpA	5,506	240,942

Essilor International SA	33,400	4,079,735

Sonova Holding AG	35,954	4,636,484

William Demant Holding AS1	39,866	3,319,028

		16,400,692

Health Care Providers & Services—0.4%

Sonic Healthcare Ltd.	141,458	1,816,026

Pharmaceuticals—4.2%

Galenica AG	4,055	5,174,403

Novo Nordisk AS, Cl. B	146,132	7,865,450

Roche Holding AG	25,739	6,804,208

		19,844,061

Industrials—20.7%

Aerospace & Defense—2.9%

Airbus Group SE	108,160	6,424,273

Embraer SA	362,126	2,329,225

Rolls-Royce Holdings plc[1]	468,746	4,813,274

		13,566,772

Air Freight & Couriers—1.1%

Royal Mail plc	767,265	5,334,861

Commercial Services & Supplies—2.1%

Aggreko plc	184,754	2,664,764

Edenred	178,784	2,924,403

Prosegur Cia de Seguridad SA	864,191	4,162,560

		9,751,727

Construction & Engineering—1.3%

Boskalis Westminster	83,448	3,653,065

CIMIC Group Ltd.	153,385	2,536,514

		6,189,579

Electrical Equipment—3.5%

ABB Ltd.[1]	114,119	2,020,998

Legrand SA	86,050	4,574,935

Nidec Corp.	90,900	6,262,703

Schneider Electric SE	64,480	3,615,970

		16,474,606

1   OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Machinery—2.7%

Aalberts Industries NV	213,908	$6,342,724

Atlas Copco AB, Cl. A	208,063	5,015,982

Weir Group plc (The)	93,293	1,654,731

		13,013,437

Professional Services—2.7%

Experian plc	289,530	4,646,691

Intertek Group plc	139,860	5,155,514

SGS SA	1,758	3,073,643

		12,875,848

Trading Companies & Distributors—4.4%

Brenntag AG	84,635	4,554,701

Bunzl plc	248,482	6,669,733

Travis Perkins plc	130,700	3,896,418

Wolseley plc	97,465	5,701,632

		20,822,484

Information Technology—16.4%

Communications Equipment—2.0%

Nokia OYJ	702,437	4,812,419

Telefonaktiebolaget LM Ericsson, Cl. B	477,095	4,699,637

		9,512,056

Electronic Equipment, Instruments, & Components—2.6%

Hoya Corp.	145,293	4,774,280

Keyence Corp.	10,106	4,524,837

Spectris plc	107,388	2,753,994

		12,053,111

Internet Software & Services—1.9%

Telecity Group plc	7,030	115,826

United Internet AG	88,481	4,475,979

Yahoo Japan Corp.	1,130,800	4,317,345

		8,909,150

IT Services—1.4%

Amadeus IT Holding SA, Cl. A	157,070	6,716,196

Semiconductors & Semiconductor Equipment—3.1%

ARM Holdings plc	221,150	3,187,042

ASML Holding NV	49,565	4,345,496

Infineon Technologies AG	624,860	7,022,237

		14,554,775

Software—4.6%

AVEVA Group plc	74,894	2,312,164

Dassault Systemes	73,426	5,421,239

Gemalto NV	72,337	4,695,026

SAP SE	70,929	4,588,852

Temenos Group AG1	120,046	4,933,637

		21,950,918

Technology Hardware, Storage & Peripherals—0.8%

Lenovo Group Ltd.	4,468,000	3,793,776

Materials—4.7%

Chemicals—3.8%

Essentra plc	478,905	5,707,852

Novozymes AS, Cl. B	65,535	2,861,917

Sika AG	1,276	3,947,821

Syngenta AG	17,645	5,667,282

		18,184,872

Construction Materials—0.9%

James Hardie Industries plc	355,300	4,288,256

Telecommunication Services—6.0%

Diversified Telecommunication Services—4.6%

BT Group plc	968,293	6,161,549

Iliad SA	20,160	4,081,572

	Shares	Value

Diversified Telecommunication Services (Continued)

Inmarsat plc	268,450	$3,995,823

Nippon Telegraph & Telephone Corp.	211,100	7,413,773

		21,652,717

Wireless Telecommunication Services—1.4%

Vodafone Group plc	2,084,159	6,590,192

Total Common Stocks (Cost $353,414,387)		468,673,768

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non- Cv. (Cost $12,272)	5,995,416	80,377

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	16,967

	Shares

Investment Company—0.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $3,663,586)	3,663,586	3,663,586

Total Investments, at Value (Cost $357,125,793)	99.8%	472,434,698

Net Other Assets (Liabilities)	0.2	1,078,078

Net Assets	100.0%	$473,512,776

2   OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares September 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	13,876,000	93,213,156	103,425,570	3,663,586

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$3,663,586	$9,023

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$123,667,397	26.2%
France	58,749,768	12.4
Switzerland	57,345,118	12.1
Germany	38,184,102	8.1
Netherlands	36,447,697	7.7
Japan	27,292,937	5.8
Spain	21,245,094	4.5
Canada	19,519,498	4.1
Denmark	18,170,897	3.9
Sweden	12,500,199	2.7
United States	10,966,076	2.3
Australia	9,494,232	2.0
India	7,721,357	1.6
Thailand	5,593,752	1.2
Finland	4,812,419	1.0
Ireland	4,288,256	0.9
China	3,793,776	0.8
Mexico	3,720,340	0.8
South Africa	3,700,530	0.8
Italy	2,892,028	0.6
Brazil	2,329,225	0.5

Total	$472,434,698	100.0%

3   OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc., (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

  Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

4   OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$25,885,861	$89,979,590	$—	$115,865,451
Consumer Staples	4,639,500	47,644,341	—	52,283,841
Energy	—	5,986,807	—	5,986,807
Financials	3,248,214	16,853,328	—	20,101,542
Health Care	—	48,200,794	—	48,200,794
Industrials	—	98,029,314	—	98,029,314
Information Technology	—	77,489,982	—	77,489,982
Materials	—	22,473,128	—	22,473,128
Telecommunication Services	—	28,242,909	—	28,242,909
Preferred Stock	80,377	—	—	80,377
Rights, Warrants and Certificates	—	16,967	—	16,967

5   OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value (Continued)
Investment Company	$3,663,586	$—	$—	$3,663,586

Total Assets	$37,517,538	$434,917,160	$—	$472,434,698

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Financials	$(4,280,253)	$4,280,253

Total Assets	$(4,280,253)	$4,280,253

*	Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

6   OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$363,583,998

Gross unrealized appreciation	$156,732,474
Gross unrealized depreciation	(47,881,774)

Net unrealized appreciation	$108,850,700

7   OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015